              As filed with the Securities and Exchange Commission
                              on February 29, 1996
________________________________________________________________________________
________________________________________________________________________________
                       1933 Act Registration No. 2-78808
                       1940 Act Registration No. 811-3541

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933              / /

                          Pre-Effective Amendment No.              / /

                        Post-Effective Amendment No. 26            /X/
                                     and/or
                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940            / /

                                Amendment No. 27                   /X/
                        (Check appropriate box or boxes)

                          ASSET MANAGEMENT FUND, INC.
               (Exact name of Registrant as specified in Charter)
                  111 E. Wacker Drive, Chicago, Illinois 60601
              (Address of principal executive offices) (Zip code)
       Registrant's Telephone Number, including Area Code:  312-644-3100

                    Edward E. Sammons, Jr.
                 Vice President and Treasurer                                 with a copy to:
                 Asset Management Fund, Inc.                              Cathy G. O'Kelly, Esq.
                     111 E. Wacker Drive                             Vedder, Price, Kaufman & Kammholz
                   Chicago, Illinois 60601                               222 North LaSalle Street
           (Name and address of agent for service)                       Chicago, Illinois  60601


       Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1995 was filed on December 22, 1995.

It is proposed that this filing will become effective (check appropriate box)

/ /    immediately upon filing pursuant to paragraph (b); or

/X/    on March 1, 1996 pursuant to paragraph (b); or

/ /    60 days after filing pursuant to paragraph (a)(1); or

/ /    on (date) pursuant to paragraph (a)(1); or

/ /    75 days after filing pursuant to paragraph (a)(2); or

/ /    on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

============================================================================================================

                                                  CALCULATION OF REGISTRATION FEE
                                                    PROPOSED             PROPOSED
                                                     MAXIMUM              MAXIMUM
    TITLE OF SECURITIES        AMOUNT BEING       OFFERING PRICE         AGGREGATE             AMOUNT OF
      BEING REGISTERED          REGISTERED          PER SHARE         OFFERING PRICE*      REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
 Money Market Portfolio         46,160,503             $ 1.00             $58,000               $20.00
 (MMP)
 Short U.S. Government           1,547,154             $10.74             $58,000               $20.00
 Securities Portfolio
 (SUSGP)

 Adjustable Rate Mortgage       17,191,841             $ 9.98             $58,000               $20.00
 (ARM) Portfolio (ARMP)

 Intermediate Mortgage           3,522,538             $ 9.72             $58,000               $20.00
 Securities Portfolio
 (IMP)

 U.S. Government Mortgage          101,796             $10.71             $58,000               $20.00
 Securities Portfolio
 (USGMP)


*The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2

            MMP                    SUSGP               ARMP                 IMP                  USGMP
        (b)(2) 437,694,716       5,044,075          51,689,731           4,541,737              520,356

        (b)(3) 391,592,213       3,502,321          34,503,701           1,025,166              423,975

        (b)(4)  46,102,503       1,541,754          17,186,030           3,516,571               96,381


                                EXPLANATORY NOTE

     The Registrant is a "series" company, currently with five separate portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio; and the U.S. Government Mortgage Securities Portfolio. Each Portfolio's Shares are offered pursuant to a separate Prospectus. The Money-Market and Short U.S. Government Securities Portfolios use a combined Statement of Additional Information for both Portfolios and the Adjustable Rate Mortgage (ARM), the Intermediate Mortgage Securities and the U.S. Government Mortgage Securities Portfolios use a combined Statement of Additional Information for these three Portfolios.

                             CROSS-REFERENCE SHEET
                           (as required by Rule 495)


                                                                   Caption in Prospectus or Statement of
                                                                   Additional Information relating to each
  N-1A Item No.                                                    Portfolio
  -------------                                                    ------------------

  Part A                                                           Prospectus
  ------                                                           ----------
  Item 1.           Cover Page  ..........................         Front Cover Page

  Item 2.           Synopsis..............................         Fee Table

  Item 3.           Condensed Financial
                    Information...........................         Financial Highlights

  Item 4.           General Description of
                    Registrant............................         General Information; Calculation of
                                                                   Yield; Investment Information; Front
                                                                   Cover Page

  Item 5.           Management of the Fund................         Fund and Portfolio
                                                                   Information; Expenses

  Item 5A.          Management's Discussion                        Not Applicable
                    of Fund Performance...................

  Item 6.           Capital Stock and Other                        Fund and Portfolio Information; Investing
                    Securities............................         and the Portfolio -- Dividends;
                                                                   Stockholder Information; Front Cover Page

  Item 7.           Purchase of Securities                         Fund and Portfolio Information --
                    Being Offered.........................         Sponsor; Net Asset Value; Investing in
                                                                   the Portfolio -- Share Purchases


  Item 8.           Redemption or Repurchase..............         Investing in the Portfolio -- Redeeming
                                                                   Shares, Telephone Redemption & Written
                                                                   Requests

  Item 9.           Pending Legal Proceedings.............         Not Applicable


  Part B                                                           Statement of Additional
  ------                                                           Information
                                                                   -----------------------
  Item 10.          Cover Page..........................           Front Cover Page

  Item 11.          Table of Contents...................           Back Cover Page

  Item 12.          General Information                            General Information
                    and History.........................

  Item 13.          Investment Objectives and                      The Fund's Objective, The Portfolio and
                    Policies............................           Its Management Policies; Investment
                                                                   Restrictions


  Item 14.          Management of the Fund..............           Management of the Fund

  Item 15.          Control Persons and                            Not Applicable
                    Principal Holders of
                    Securities..........................

  Item 16.          Investment Advisory and                        Investment Adviser and
                    Other Services......................           Administrator; Sponsor


  Item 17.          Brokerage Allocation and                       Portfolio Transactions
                    Other Practices.....................


  Item 18.          Capital Stock and Other                        Organization and
                    Securities..........................           Description of Fund
                                                                   Shares


  Item 19.          Purchase, Redemption and Pricing of            Purchase and Redemption of Shares;
                    Securities Being Offered............           Determination of Net Asset Value

  Item 20.          Tax Status..........................           Taxes

  Item 21.          Underwriters........................           Not Applicable

  Item 22.          Calculation of                                 Dividends, Distributions and
                    Performance Data....................           Yield and/or Total
                                                                   Return Quotations

  Item 23.          Financial Statements................           Financial Statements


Part C
------
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to Registration Statement.

[AMF LOGO]
MONEY MARKET
PORTFOLIO



















PROSPECTUS

MARCH 1, 1996

TABLE OF CONTENTS
--------------------------------------------------------------------------------


OVERVIEW                                  1
-------------------------------------------
FEE TABLE                                 2
-------------------------------------------
FINANCIAL HIGHLIGHTS                      3
-------------------------------------------
GENERAL INFORMATION                       4
-------------------------------------------
INVESTMENT INFORMATION                    4
-------------------------------------------
  Investment Objective                    4
  Investment Policies                     4
     Eligible Investments                 4
     Repurchase Agreements                5
     Investment Limitations               6
FUND AND PORTFOLIO INFORMATION            6
-------------------------------------------
  Management of the Fund                  6
     Board of Directors                   6
  Investment Adviser                      6
     Advisory Fee Expenses                6
     Adviser's Background                 7
  Sponsor                                 7
     Sponsorship Fee Expenses             7
  Administrator and Transfer and
     Dividend Agent                       8
  Custodian                               8
  Calculation of Yield                    8
NET ASSET VALUE                           8
-------------------------------------------
INVESTING IN THE PORTFOLIO                9
-------------------------------------------
  Share Purchases                         9
  Minimum Investment Required            10
  What Shares Cost                       10
  Confirmations                          10
  Dividends                              10
REDEEMING SHARES                         11
-------------------------------------------
  Telephone Redemption                   11
  Written Requests                       11
     Signatures                          11
     Receiving Payment                   12
EXCHANGES                                12
-------------------------------------------
STOCKHOLDER INFORMATION                  12
-------------------------------------------
  Voting Rights                          12
  Tax Information                        13

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

[AMF LOGO]
--------------------------------------------------------------------------------

PROSPECTUS

--------------------------------------------------------------------------------


       Asset Management Fund, Inc. (the "Fund") is a diversified, open-end investment company (a mutual fund) whose objective is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Money Market Portfolio (the "Portfolio") is designed to offer a convenient, liquid, diversified, high quality vehicle for investment in short-term money market instruments. The Portfolio limits its investments to those permissible without limitation for Federal Savings Associations, National Banks and Federal Credit Unions under applicable Federal law.


       An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

       This Prospectus sets forth concisely the information you should read and know before you invest in the Portfolio. Keep it for future reference.


       The Portfolio has also filed a Statement of Additional Information dated March 1, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference in this Prospectus. You may request a copy of the Statement of Additional Information free of charge or obtain other information about the Fund by writing to the Fund at the address below or by telephoning (800) 527-3713.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       Prospectus dated March 1, 1996


                             ASSET MANAGEMENT FUND, INC.,
                    111 EAST WACKER DRIVE, CHICAGO, ILLINOIS 60601

FEE TABLE
--------------------------------------------------------------------------------

        SHAREHOLDER TRANSACTION EXPENSES                       None
        ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)
             Advisory Fees                                    0.15%
             12b-1 Fees                                       0.15%
             Other Expenses:                                  0.09%
               Custodian                          0.03%
               Administrative                     0.03%
               Miscellaneous                      0.03%
                                                             -------
             Total Fund Operating Expenses                    0.39%
                                                             ========

                        EXAMPLE                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
        You would pay the following
        expenses on a $1000 investment
        assuming (1) 5% annual return
        and (2) redemption at the end
        of each period.                              $ 4         $13         $22          $49



       The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Portfolio. The example is based on actual expenses incurred in the last fiscal year excluding waivers of advisory fees. Although the Portfolio's investment adviser has waived 100% of its fees during the fiscal year ended October 31, 1995 (see "Financial Highlights" and "Advisory Fee Expenses"), the fee table has been prepared to illustrate annual fund operating expenses assuming no fee waivers.


       The example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


The following table includes selected data for a share outstanding throughout each year and other performance information comprising part of the financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. More detailed information concerning the Portfolio's performance and the audited financial statements is available in the Fund's Annual Report dated October 31, 1995 and may be obtained without charge by writing or calling the Fund.

--------------------------------------------------------------------------------


                                                                YEAR ENDED OCTOBER 31
                     1995       1994        1993       1992       1991      1990        1989       1988        1987        1986
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning
 of year..........  $  1.00    $  1.00    $   1.00   $   1.00   $   1.00   $  1.00    $   1.00    $  1.00    $   1.00    $   1.00
                    -------    -------    --------   --------   --------   -------    --------    -------    --------    --------
INCOME FROM
  INVESTMENT
OPERATIONS:
 Net investment
  income..........    .0547      .0346       .0277      .0358      .0595     .0794       .0906      .0709       .0633       .0688
 Net realized and
  unrealized gain
  (loss) on
  investments.....      -0-        -0-         -0-        -0-        -0-       -0-         -0-        -0-         -0-         -0-
                    -------    -------    --------   --------   --------   -------    --------    -------    --------    --------
  Total from
  investment
  operations......    .0547      .0346       .0277      .0358      .0595     .0794       .0906      .0709       .0633       .0688
                    -------    -------    --------   --------   --------   -------    --------    -------    --------    --------
LESS
  DISTRIBUTIONS:
 Dividends from
  net investment
  income..........   (.0547)    (.0346)     (.0277)    (.0358)    (.0595)   (.0794)     (.0906)    (.0709)     (.0633)     (.0688)
                    -------    -------    --------   --------   --------   -------    --------    -------    --------    --------
Net asset value,
 end of year......  $  1.00    $  1.00    $   1.00   $   1.00   $   1.00   $  1.00    $   1.00    $  1.00    $   1.00    $   1.00
                    =======    =======    ========   ========   ========   =======    ========    =======    ========    ========
Total return......    5.60%      3.51%       2.80%      3.64%      6.11%     8.24%       9.49%      7.33%       6.51%       7.10%
RATIOS/SUPPLEMENTAL
  DATA:
 Net assets, end
  of year
  (in 000's)......  $36,869    $82,969    $107,924   $110,090   $131,291   $72,417    $102,230    $82,091    $108,713    $299,929
 Ratio of expenses
  to average
  net assets......    0.24%(1)   0.40%(1)    0.40%      0.41%      0.45%     0.36%(1)    0.30%(1)   0.30%(1)    0.30%(1)    0.30%(1)
 Ratio of net
  investment
  income
  to average net
  assets..........    5.40%      3.34%       2.77%      3.54%      5.83%     7.98%       9.00%      6.97%       6.24%       6.90%


--------------------------------------------------------------------------------


(1) Without fee waivers for the years ended October 31, 1995, 1994, 1990, 1989, 1988, 1987 and 1986, the ratios of expenses to average net assets would have been .39%, .42%, .40%, .41%, .39%, .37% and .37%, respectively.

GENERAL INFORMATION

       The Fund was incorporated under Maryland law on July 30, 1982. The Portfolio is represented by a class of shares separate from those of the Fund's other portfolios. Purchase of shares in the Portfolio is designed for institutions and other investors.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Portfolio pursues this investment objective by investing in the short-term securities described below. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies and limitations described below. The Fund's investment objective and these policies and limitations cannot be changed as to the Portfolio without approval of the Portfolio's stockholders.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

ELIGIBLE INVESTMENTS

       The Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "short-term liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations") and that, if included in the Portfolio, will qualify its shares as "short-term liquid assets." As a result, the Fund believes Portfolio shares qualify as "short-term liquid assets" under the OTS Regulations. The assets in which the Portfolio may invest are called "Eligible Investments" in this Prospectus. The Portfolio does not invest in securities with a remaining maturity of greater than one year, and portfolio investments are limited to securities that are determined to present minimal credit risks and that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. It is the policy of the Portfolio that it generally holds its investments to maturity. See "Net Asset Value."

ELIGIBLE INVESTMENTS INCLUDE:


       - obligations issued directly by the U.S. Government or issued by an agency or instrumentality of the U.S. Government and fully guaranteed as to principal and interest by the U.S. Government, although not as to market value. These obligations include U.S. Treasury bonds, notes and bills and obligations issued by the Federal Financing Bank and the Government National Mortgage Association.

       - obligations issued by or fully guaranteed as to principal and interest, but not as to market value, by the following U.S. Government agencies or instrumentalities: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit Banks and the Student Loan Marketing Association. Since the obligations issued or guaranteed by these U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government, the Portfolio must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.


       - certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks, if they have remaining maturities of 6 months or less (if negotiable) or 90 days or less (if non-negotiable). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments, or government action, that would adversely affect payments on deposits.


       - bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 6 months or less and the Portfolio's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.


       The Portfolio's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency. The Board of Directors has adopted operating policies to further restrict certain investments (see Statement of Additional Information).

Repurchase Agreements

       The Portfolio may enter into repurchase agreements, under which it may acquire certain types of Eligible Investments for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying collateral, the Portfolio may incur a loss. The Portfolio will make payment for such instruments only upon their physical delivery to or evidence of their book entry transfer to the account of the Portfolio's custodian. The Portfolio will not enter into any repurchase agreements maturing in more than 60 days.

INVESTMENT LIMITATIONS

       The Portfolio may not borrow except that it may borrow from banks for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. To the extent that borrowings exceed 5% of the Portfolio's net assets, such borrowings will be repaid before any investments are made.


       The Portfolio will not purchase any Eligible Investments maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid Eligible Investments together with such repurchase agreements maturing in more than seven days.


       The Portfolio will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.

FUND AND PORTFOLIO INFORMATION

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

       The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, sponsor and administrator.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Portfolio are made by the Fund's investment adviser, Shay Assets Management Co. (the "Adviser"). The Adviser is responsible for placing purchase and sale orders for portfolio instruments. For its investment management services, the Adviser receives an annual fee from the Fund.

ADVISORY FEE EXPENSES


       For the Fund's fiscal year ended October 31, 1995, the Adviser voluntarily waived its entire advisory fees with respect to the Portfolio, amounting to 0.15% of the Portfolio's average daily net assets. The Adviser has agreed to reduce or waive (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This supplemental waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal year ended October 31, 1995, total expenses of the Portfolio were 0.24% of its average net assets (net of fee waivers). See "Financial Highlights."

ADVISER'S BACKGROUND


       The Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers ("ACB").


       The Adviser, with its principal office located at 111 East Wacker Drive, Chicago, Illinois 60601, is a registered investment adviser under the Investment Advisers Act of 1940 and is the investment adviser of the Fund's four other portfolios.

SPONSOR
--------------------------------------------------------------------------------


       The Portfolio's sponsor, Shay Financial Services Co. ("Sponsor"), is a general partnership that consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of ACB.



       The Sponsor performs certain distribution services for the Fund with respect to the Portfolio by informing eligible investors of the investment alternatives offered by the Portfolio through written materials, seminars and personal contacts. For its distribution services, the Sponsor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan").


SPONSORSHIP FEE EXPENSES


       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Sponsor a fee of 0.15% of the Portfolio's average net assets. The Sponsor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Sponsor. The Sponsor also currently receives similar 12b-1 fees for distribution services rendered to the Fund's other portfolios. Although the Sponsor's fee is calculable separately with respect to each portfolio of the Fund and the Sponsor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Sponsor in excess of expenses for a given portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Sponsor's overhead expenses.

ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------


       PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolio. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1995, the Fund paid PFPC a fee of 0.03% of the Portfolio's average net assets for the above administrative services. PFPC is also the transfer and dividend agent for the Portfolio's shares.


CUSTODIAN
--------------------------------------------------------------------------------

       PNC Bank, Philadelphia, Pennsylvania, is the custodian of the Portfolio's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.

CALCULATION OF YIELD
--------------------------------------------------------------------------------

       From time to time the Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Any agreement by the Adviser and Sponsor to reduce or waive their fees under certain circumstances may cause the Portfolio's yields to be higher than they otherwise would be. See "Advisory Fee Expenses" and "Sponsorship Fee Expenses."

NET ASSET VALUE

       The Portfolio's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost, which does not take into account unrealized appreciation or depreciation. The Fund's Board of Directors has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Portfolio will be able to do so.

       Under the quality requirements of Rule 2a-7, the Portfolio may only purchase Eligible Investments that at the time of acquisition are "Eligible Securities" as that term is defined in Rule 2a-7. "Eligible Securities" include only securities that are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security, that one organization) or, if unrated, are deemed comparable in quality. The diversification requirements of Rule 2a-7 provide generally that the Portfolio may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that are Eligible Securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements collateralized by such securities.

INVESTING IN THE PORTFOLIO

SHARE PURCHASES
--------------------------------------------------------------------------------


       To purchase shares of the Portfolio, investors may open an account by calling the Sponsor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolio may be made by telephoning the Sponsor.



       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and PNC Bank are both open for business.) Payment must be in the form of Federal funds. Wire transfer instructions for Federal funds should be as follows: PNC Bank, Philadelphia, PA, ABA-0310-0005-3; From: (Name of Investor); Account Number (Investor's account number with the Fund); For purchase of Asset Management Fund, Money Market; Amount: $(Amount to be invested).



       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by PNC Bank by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by PNC Bank by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by PNC Bank by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.

       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.



       Any Federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability of the Fund, the Adviser or PNC Bank. If it is not possible to return such Federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.


MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

       The minimum initial investment in the Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------


       Portfolio shares are sold at their net asset value next determined after the purchase order becomes effective. The Portfolio seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value.") There is no sales charge imposed by the Portfolio. The net asset value is determined twice on each Business Day, at 1:00 P.M. and at 4:00 P.M., New York City time. Net asset value for purposes of pricing redemption orders is also determined at 4:00 P.M., New York City time, on any other day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").


CONFIRMATIONS
--------------------------------------------------------------------------------

       As transfer and dividend agent for the Portfolio, PFPC maintains a share account for each stockholder. Detailed confirmations of each purchase or redemption are sent to each stockholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS
--------------------------------------------------------------------------------


       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the Portfolio unless the stockholder requests cash payments by contacting the Sponsor.



       An investor will receive the dividend declared on the day its purchase order is settled, but will not receive the dividend declared on the day its redemption order is effected.

REDEEMING SHARES

       The Portfolio redeems shares at their net asset value next determined after the Sponsor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------


       Stockholders may redeem their shares by telephoning the Sponsor on a Business Day. [Call (800) 527-3713.] If the request is received before 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day, the redemption will be effected as of 1:00 P.M., New York City time, and the proceeds will normally be wired the same day in Federal funds to the stockholder's bank or other account shown on the Fund's records, but in no case later than seven days. If the request is received before 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, the redemption will be effected as of 4:00 P.M., New York City time, and the proceeds will normally be wired the next Business Day.



       Since a stockholder will not receive any dividend declared on the day its redemption request is effected, the Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time.


WRITTEN REQUESTS
--------------------------------------------------------------------------------

       Portfolio shares may also be redeemed by sending a written request to the Sponsor, 111 East Wacker Drive, Chicago, Illinois 60601, Attention: Asset Management Fund, Inc. If share certificates have been issued, they must be properly endorsed and guaranteed and be received by PFPC before the redemption will be effected.

Signatures

       Signatures on written redemption requests and share certificates must be guaranteed by:

       - a Federal Home Loan Bank; or
       - a savings association or a savings bank; or
       - a trust company or a commercial bank; or
       - a member firm of a domestic securities exchange or a registered securities association; or
       - a credit union or other eligible guarantor institution.

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Stockholders with questions concerning documentation should contact the transfer and dividend agent.

RECEIVING PAYMENT

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Stockholders may exchange shares of the Portfolio with shares in another portfolio of the Fund by telephoning the Sponsor on a Business Day. [Call
       (800) 527-3713.] Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Stockholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other portfolio the next Business Day.

       The Fund reserves the right to amend or terminate this privilege with notice to stockholders.

STOCKHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       The Fund has five Portfolios; the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio and five classes of shares, representing interests only in the corresponding portfolio and having equal voting rights within each class. Shares of the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio are offered by separate prospectus.

       The Fund's charter provides that on any matter submitted to a vote of stockholders, all shares, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only stockholders of the affected class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of stockholders be held upon the written request of stockholders holding not less than 10% of the issued and outstanding shares of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

       The Portfolio has not been required to pay Federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. The Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of stockholders.

       The Fund intends to distribute all of the net income and any gains of the Portfolio to stockholders. Unless otherwise exempt, stockholders are required to pay Federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to stockholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

--------------------------------------------------------------------------------


SPONSOR                                                  DIRECTORS AND OFFICERS

Shay Financial Services Co.                              Arthur G. De Russo
111 East Wacker Drive                                    Director
Chicago, Illinois 60601
                                                         Wendell L. Evans, Jr.
INVESTMENT ADVISER                                       Director

Shay Assets Management Co.                               David F. Holland
111 East Wacker Drive                                    Director
Chicago, Illinois 60601
                                                         Leon T. Kendall
ADMINISTRATOR AND TRANSFER                               Director and Chairman
AND DIVIDEND AGENT
                                                         Gerald J. Levy
PFPC Inc.                                                Director
103 Bellevue Parkway
Wilmington, Delaware 19809                               Rodger D. Shay
                                                         President and Director
LEGAL COUNSEL
                                                         Edward E. Sammons, Jr.
Vedder, Price, Kaufman & Kammholz                        Vice President, Treasurer
222 North LaSalle Street                                 and Secretary
Chicago, Illinois 60601
                                                         Doris J. Pavel
CUSTODIAN                                                Assistant Secretary

PNC Bank
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

[AMF LOGO]
SHORT
U.S. GOVERNMENT
SECURITIES
PORTFOLIO



















PROSPECTUS

MARCH 1, 1996

TABLE OF CONTENTS
--------------------------------------------------------------------------------


OVERVIEW                                  1
-------------------------------------------
FEE TABLE                                 2
-------------------------------------------
FINANCIAL HIGHLIGHTS                      3
-------------------------------------------
GENERAL INFORMATION                       4
-------------------------------------------
INVESTMENT INFORMATION                    4
-------------------------------------------
  Investment Objective                    4
  Investment Policies                     4
     Eligible Investments                 4
     Repurchase Agreements                5
     Portfolio Turnover                   6
     Investment Limitations               6

FUND AND PORTFOLIO INFORMATION            6
-------------------------------------------
  Management of the Fund                  6
     Board of Directors                   6
  Investment Adviser                      6
     Advisory Fee Expenses                7
     Adviser's Background                 7
  Sponsor                                 7
     Sponsorship Fee Expenses             8
  Administrator and Transfer and
     Dividend Agent                       8
  Custodian                               8
  Calculation of Yield and Total
     Return                               8

NET ASSET VALUE                           9
-------------------------------------------
INVESTING IN THE PORTFOLIO                9
-------------------------------------------
  Share Purchases                         9
  Minimum Investment Required            10
  What Shares Cost                       10
  Confirmations                          10
  Dividends                              10
  Capital Gains                          11

REDEEMING SHARES                         11
-------------------------------------------
  Telephone Redemption                   11
  Written Requests                       11
     Signatures                          12
     Receiving Payment                   12

EXCHANGES                                12
-------------------------------------------
STOCKHOLDER INFORMATION                  13
-------------------------------------------
  Voting Rights                          13
  Tax Information                        13

SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

[AMF LOGO]
--------------------------------------------------------------------------------

PROSPECTUS

--------------------------------------------------------------------------------


       Asset Management Fund, Inc. (the "Fund") is a diversified, open-end investment company (a mutual fund) whose objective is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Short U.S. Government Securities Portfolio (the "Portfolio") is designed to offer a convenient, liquid, diversified, high quality vehicle for investment in U.S. Government and other debt securities with remaining maturities of 5 years or less. The Portfolio limits its investments to those permissible without limitation for Federal Savings Associations, National Banks and Federal Credit Unions under applicable Federal law.


       This Prospectus sets forth concisely the information you should read and know before you invest in the Portfolio. Keep it for future reference.


       The Portfolio has also filed a Statement of Additional Information dated March 1, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference in this Prospectus. You may request a copy of the Statement of Additional Information free of charge or obtain other information about the Fund by writing to the Fund at the address below or by telephoning (800) 527-3713.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       Prospectus dated March 1, 1996


                             ASSET MANAGEMENT FUND, INC.,
                    111 EAST WACKER DRIVE, CHICAGO, ILLINOIS 60601

FEE TABLE
--------------------------------------------------------------------------------

        SHAREHOLDER TRANSACTION EXPENSES                       None
        ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)
             Advisory Fees                                    0.25%
             12b-1 Fees                                       0.15%
             Other Expenses:                                  0.09%
               Custodian                          0.02%
               Administrative                     0.03%
               Miscellaneous                      0.04%
                                                              -----
             Total Fund Operating Expenses                    0.49%
                                                              =====



                        EXAMPLE                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
        You would pay the following
        expenses on a $1000 investment
        assuming (1) 5% annual return
        and (2) redemption at the end
        of each period.                            $ 5         $16         $27         $62


       The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Portfolio. The example is based on actual expenses incurred in the last fiscal year. The example assumes that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods and that, for purposes of management fee breakpoints, the Portfolio's net assets remain at levels constant with those at the end of the last fiscal year.

       As a result of the 12b-1 fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge of 8.50% permitted by the National Association of Securities Dealers, Inc. However, because of the low 12b-1 fee charged by the Fund, it would take in excess of 50 years for this to occur, assuming that the value of the investment remained constant and that no interest is credited to the savings from the absence of a front-end sales charge.

       The example should not be considered a representation of past or future expenses or performance. Actual expenses in future years may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS
SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------


The following table includes selected data for a share outstanding throughout each year and other performance information comprising part of the financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. More detailed information concerning the Portfolio's performance and the audited financial statement is available in the Fund's Annual Report dated October 31, 1995 and may be obtained without charge by writing or calling the Fund.

--------------------------------------------------------------------------------


                                                               YEAR ENDED OCTOBER 31
                    1995       1994       1993       1992       1991       1990       1989       1988        1987         1986
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning
 of year........  $  10.45   $  10.89   $  10.85   $  10.71   $  10.39   $  10.42   $  10.37   $  10.45   $    10.78   $    10.37
                  --------   --------   --------   --------   --------   --------   --------   --------   ----------   ----------
INCOME FROM
  INVESTMENT
OPERATIONS:
 Net investment
  income........     .6746      .5396      .6155      .7652      .8308      .8445      .8744      .8528        .8101        .9010
 Net realized
  and unrealized
  gain (loss) on
  investments...     .2300     (.4400)     .0400      .1400      .3200     (.0300)     .0500     (.0800)      (.3300)       .4100
                  --------   --------   --------   --------   --------   --------   --------   --------   ----------   ----------
 Total from
  investment
  operations....     .9046      .0996      .6555      .9052     1.1508      .8145      .9244      .7728        .4801       1.3110
                  --------   --------   --------   --------   --------   --------   --------   --------   ----------   ----------
LESS
  DISTRIBUTIONS:
 Dividends from
  net investment
  income........    (.6746)    (.5396)    (.6155)    (.7652)    (.8308)    (.8445)    (.8744)    (.8528)      (.8101)      (.9010)
                  --------   --------   --------   --------   --------   --------   --------   --------   ----------   ----------
 Total
distributions...    (.6746)    (.5396)    (.6155)    (.7652)    (.8308)    (.8445)    (.8744)    (.8528)      (.8101)      (.9010)
                  --------   --------   --------   --------   --------   --------   --------   --------   ----------   ----------
Net asset value,
 end of year....  $  10.68   $  10.45   $  10.89   $  10.85   $  10.71   $  10.39   $  10.42   $  10.37   $    10.45   $    10.78
                  ========   ========   ========   ========   ========   ========   ========   ========    =========    =========
Total return....     8.94%      0.95%      6.19%      8.72%     11.35%      8.18%      9.36%      7.66%        4.65%       13.13%

RATIOS/SUPPLEMENTAL
  DATA:
 Net assets, end
  of year
  (in 000's)....  $167,343   $179,740   $235,705   $213,995   $309,791   $521,920   $649,320   $845,269   $1,102,057   $1,155,368
 Ratio of
  expenses to
  average net
  assets........     0.49%      0.47%      0.48%      0.50%      0.51%      0.47%      0.45%      0.43%        0.39%        0.42%
 Ratio of net
  investment
  income to
  average net
  assets........     6.42%      5.04%      5.65%      7.15%      7.92%      8.19%      8.51%      8.16%        7.68%        8.41%
 Portfolio
  turnover
  rate..........      112%       195%       110%        43%        18%        40%        63%        38%          95%          24%


--------------------------------------------------------------------------------

GENERAL INFORMATION

       The Fund was incorporated under Maryland law on July 30, 1982. The Portfolio is represented by a class of shares separate from those of the Fund's other portfolios. Purchase of shares in the Portfolio is designed for institutions and other investors.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Portfolio pursues this investment objective by investing in the securities described below. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies and limitations described below. The Fund's investment objective and these policies and limitations cannot be changed as to the Portfolio without approval of the Portfolio's stockholders.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

Eligible Investments

       The Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations") and that, if included in the Portfolio, will qualify its shares as "liquid assets." As a result, the Fund believes Portfolio shares qualify as "liquid assets" under the OTS Regulations. As a fundamental investment policy, the Portfolio invests, under normal market conditions, at least 65% of its total assets in U.S. Government obligations, which consist of obligations issued directly by the United States and obligations issued by or fully guaranteed by U.S. Government agencies or instrumentalities. The assets in which the Portfolio may invest are called "Eligible Investments" in this Prospectus. The Portfolio does not invest in securities with a remaining maturity of greater than five years. In addition, under normal market conditions, the Portfolio will maintain a dollar-weighted average maturity of three years or less as a non-fundamental investment policy.

Eligible Investments include:


       - obligations issued directly by the U.S. Government or issued by an agency or instrumentality of the U.S. Government and fully guaranteed as to principal and interest by the U.S. Government, although not as to market value. These obligations include U.S. Treasury bonds, notes and bills and obligations issued by the Federal Financing Bank and the Government National Mortgage Association.


       - obligations issued by or fully guaranteed as to principal and interest by the following U.S. Government agencies or instrumentalities: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit Banks and the Student Loan Marketing Association. Since the obligations issued or guaranteed by these U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government, the Portfolio must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.


       - certificates of deposit and other time deposits and savings accounts in a commercial or saving bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks, if they have remaining maturities of 1 year or less (if negotiable) or 90 days or less (if non-negotiable). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments, or government action, that would adversely affect payments on deposits.


       - bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 6 months or less and the Portfolio's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.


       The Portfolio's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency. The Board of Directors has adopted operating policies to further restrict certain investments (see Statement of Additional Information).

Repurchase Agreements

       The Portfolio may enter into repurchase agreements under which it may acquire certain types of Eligible Investments for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying collateral, the Portfolio may incur a loss. The Portfolio will make payment for such instruments only upon their physical delivery to or evidence of their book entry transfer to the account of the Portfolio's custodian. The Portfolio will not enter into any repurchase agreements maturing in more than 60 days.

Portfolio Turnover

       The Portfolio may engage in trading of the portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnover is set forth for certain periods in the table under "Financial Highlights."

Investment Limitations

       The Portfolio may not borrow except that it may borrow from banks for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. To the extent that borrowings exceed 5% of the Portfolio's net assets, such borrowings will be repaid before any investments are made.


       The Portfolio will not purchase any Eligible Investments maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid Eligible Investments together with such repurchase agreements maturing in more than seven days.


       The Portfolio will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.

FUND AND PORTFOLIO INFORMATION

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Board of Directors

       The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, sponsor and administrator.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Portfolio are made by the Fund's investment adviser, Shay Assets Management Co. (the "Adviser"). The Adviser is responsible for placing purchase and sale orders for portfolio instruments. For its investment management services, the Adviser receives an annual fee from the Fund.

Advisory Fee Expenses


       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Adviser aggregate fees of 0.25% of the Portfolio's average net assets. The Adviser has agreed to reduce or waive (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary supplemental waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal year ended October 31, 1995, total expenses of the Portfolio were 0.49% of its average net assets, and no fees were waived.


Adviser's Background


       The Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers ("ACB").


       The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., Executive Vice President of the Adviser since 1990 and Vice President of the Fund since 1985. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

       The Adviser, with its principal office located at 111 East Wacker Drive, Chicago, Illinois 60601, is a registered investment adviser under the Investment Advisers Act of 1940 and is also the investment adviser of the Fund's four other portfolios.

SPONSOR
--------------------------------------------------------------------------------


       The Portfolio's sponsor, Shay Financial Services Co. ("Sponsor"), is a general partnership that consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of ACB.


       The Sponsor performs certain distribution services for the Fund with respect to the Portfolio by informing eligible investors of the investment alternatives offered by the Portfolio through written materials, seminars and personal contacts. For its distribution services, the Sponsor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan").

Sponsorship Fee Expenses


       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Sponsor a fee of 0.15% of the Portfolio's average net assets. The Sponsor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Sponsor. The Sponsor also currently receives similar 12b-1 fees for distribution services rendered to the Fund's other portfolios. Although the Sponsor's fee is calculable separately with respect to each portfolio of the Fund and the Sponsor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Sponsor in excess of expenses for a given portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Sponsor's overhead expenses.


ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------


       PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolio. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1995, the Fund paid PFPC a fee of 0.03% of the Portfolio's average net assets for the above administrative services. PFPC is also the transfer and dividend agent for the Portfolio's shares.


CUSTODIAN
--------------------------------------------------------------------------------

       PNC Bank, Philadelphia, Pennsylvania, is the custodian of the Portfolio's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.

CALCULATION OF YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

       From time to time the Portfolio advertises its "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

       The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

       The "total return" of the Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one, five and ten years) assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Sponsor to reduce or waive their fees under certain circumstances may cause the Portfolio's yield and total return to be higher than they otherwise would be. See "Advisory Fee Expenses" and "Sponsorship Fee Expenses."

NET ASSET VALUE

       The Portfolio's net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued at market value or, if market quotations are not readily available, at fair value determined by the Board of Directors. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Directors determines that amortized cost represents fair value.

INVESTING IN THE PORTFOLIO

SHARE PURCHASES
--------------------------------------------------------------------------------


       To purchase shares of the Portfolio, investors may open an account by calling the Sponsor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolio may be made by telephoning the Sponsor.



       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and PNC Bank are both open for business.) Payment must be in the form of Federal funds. Wire transfer instructions for Federal funds should be as follows: PNC Bank, Philadelphia, PA, ABA-0310-0005-3; From: (Name of Investor); Account Number (Investor's account number with the Fund); For purchase of Asset Management Fund, Short U.S. Government; Amount: $(Amount to be invested).



       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by PNC Bank by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by PNC Bank by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by PNC Bank by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.



       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.



       Any Federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability of the Fund, the Adviser or PNC Bank. If it is not possible to return such Federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.


MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

       The minimum initial investment in the Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------


       Portfolio shares are sold at their net asset value next determined after the purchase order becomes effective. There is no sales charge imposed by the Portfolio. The net asset value is determined at 4:00 P.M., New York City time, on each Business Day. Net asset value for purposes of pricing redemption orders is also determined at 4:00 P.M., New York City time, on any other day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").


CONFIRMATIONS
--------------------------------------------------------------------------------

       As transfer and dividend agent for the Portfolio, PFPC maintains a share account for each stockholder. Detailed confirmations of each purchase or redemption are sent to each stockholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS
--------------------------------------------------------------------------------


       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the Portfolio unless the stockholder requests cash payments by contacting the Sponsor.

       An investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day.

CAPITAL GAINS
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by the Portfolio are declared and paid once each year and reinvested in shares or, at the stockholder's option, paid in cash.

REDEEMING SHARES

       The Portfolio redeems shares at their net asset value next determined after the Sponsor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

       Stockholders may redeem their shares by telephoning the Sponsor on a Business Day. [Call (800) 527-3713.] The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time. This means that proceeds will normally be wired in Federal funds to the stockholder's bank or other account shown on the Fund's records the next Business Day, but in no case later than seven days. A stockholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time; however, the proceeds will normally be sent the second following Business Day. The stockholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

       Portfolio shares may also be redeemed by sending a written request to the Sponsor, 111 East Wacker Drive, Chicago, Illinois 60601; Attention: Asset Management Fund,

       Inc. If share certificates have been issued, they must be properly endorsed and guaranteed and be received by PFPC before the redemption will be effected.

Signatures

       Signatures on written redemption requests and share certificates must be guaranteed by:

       - a Federal Home Loan Bank; or
       - a savings association or a savings bank; or
       - a trust company or a commercial bank; or
       - a member firm of a domestic securities exchange or a registered securities association; or
       - a credit union or other eligible guarantor institution.

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Stockholders with questions concerning documentation should contact the transfer and dividend agent.

Receiving Payment

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Stockholders may exchange shares of the Portfolio with shares in another portfolio of the Fund by telephoning the Sponsor on a Business Day. [Call
       (800) 527-3713.] Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Stockholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other portfolio the next Business Day.

       An exchange between portfolios will normally involve realization of a capital gain or loss, since for Federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

       The Fund reserves the right to amend or terminate this privilege with notice to stockholders.

STOCKHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       The Fund has five Portfolios; the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U. S. Government Mortgage Securities Portfolio and five classes of shares, representing interests only in the corresponding portfolio and having equal voting rights within each class. Shares of the Money Market Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio are offered by separate prospectus.

       The Fund's charter provides that on any matter submitted to a vote of stockholders, all shares, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only stockholders of the affected class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of stockholders be held upon the written request of stockholders holding not less than 10% of the issued and outstanding shares of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

       The Portfolio has not been required to pay Federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. The Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of stockholders.

       The Fund intends to distribute all of the net income and any gains of the Portfolio to stockholders. Unless otherwise exempt, stockholders are required to pay Federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to stockholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

--------------------------------------------------------------------------------


SPONSOR                                                DIRECTORS AND OFFICERS
Shay Financial Services Co.                            Arthur G. De Russo
111 East Wacker Drive                                  Director
Chicago, Illinois 60601
                                                       Wendell L. Evans, Jr.
INVESTMENT ADVISER                                     Director

Shay Assets Management Co.                             David F. Holland
111 East Wacker Drive                                  Director
Chicago, Illinois 60601
                                                       Leon T. Kendall
ADMINISTRATOR AND TRANSFER                             Director and Chairman
AND DIVIDEND AGENT

                                                       Gerald J. Levy
PFPC Inc.                                              Director
103 Bellevue Parkway
Wilmington, Delaware 19809                             Rodger D. Shay
                                                       President and Director

LEGAL COUNSEL
                                                       Edward E. Sammons, Jr.
Vedder, Price, Kaufman & Kammholz                      Vice President, Treasurer
222 North LaSalle Street                               and Secretary
Chicago, Illinois 60601
                                                       Doris J. Pavel
CUSTODIAN                                              Assistant Secretary

PNC Bank
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

[AMF LOGO]
ADJUSTABLE RATE
MORTGAGE (ARM)
PORTFOLIO













Prospectus

March 1, 1996

TABLE OF CONTENTS
--------------------------------------------------------------------------------

OVERVIEW                                  1
-------------------------------------------
FEE TABLE                                 2
-------------------------------------------
FINANCIAL HIGHLIGHTS                      3
-------------------------------------------
GENERAL INFORMATION                       4
-------------------------------------------
INVESTMENT INFORMATION                    4
-------------------------------------------
  Investment Objective                    4
  Investment Policies                     4
     Eligible Investments                 4
     Adjustable Rate Mortgage
       Securities                         5
     Collateralized Mortgage
       Obligations                        7
     Other Eligible Investments           8
     When-Issued and Delayed Delivery
       Securities                         8
     Portfolio Turnover                   9
     Investment Limitations               9
FUND AND PORTFOLIO INFORMATION            9
-------------------------------------------
  Management of the Fund                  9
     Board of Directors                   9
  Investment Adviser                     10
     Advisory Fee Expenses               10
     Adviser's Background                10
  Sponsor                                10
     Sponsorship Fee Expenses            11
  Administrator and Transfer and
     Dividend Agent                      11
  Custodian                              11
  Calculation of Yield and Total
     Return                              11
NET ASSET VALUE                          12
-------------------------------------------
INVESTING IN THE PORTFOLIO               12
-------------------------------------------

  Share Purchases                        12
  Minimum Investment Required            13
  What Shares Cost                       13
  Confirmations                          13
  Dividends                              14
  Capital Gains                          14
REDEEMING SHARES                         14
-------------------------------------------
  Telephone Redemption                   14
  Written Requests                       15
     Signatures                          15
     Receiving Payment                   15
EXCHANGES                                15
-------------------------------------------
STOCKHOLDER INFORMATION                  16
-------------------------------------------
  Voting Rights                          16
  Tax Information                        16


ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
--------------------------------------------------------------------------------

[AMF LOGO]
--------------------------------------------------------------------------------

Prospectus

--------------------------------------------------------------------------------

       Asset Management Fund, Inc. (the "Fund") is a diversified, open-end investment company (a mutual fund) whose objective is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Adjustable Rate Mortgage (ARM) Portfolio (the "Portfolio") is designed to offer a convenient, liquid, diversified, high quality vehicle for investment in adjustable rate mortgage securities with lower volatility than fixed-rate securities of similar quality. The Portfolio's shares are eligible for purchase by Federal Savings Associations, National Banks and Federal Credit Unions without limitation under applicable Federal law.

       This Prospectus sets forth concisely the information you should read and know before you invest in the Portfolio. Keep it for future reference.


       The Portfolio has also filed a Statement of Additional Information dated March 1, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference in this Prospectus. You may request a copy of the Statement of Additional Information free of charge or obtain other information about the Fund by writing to the Fund at the address below or by telephoning (800) 527-3713.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       Prospectus dated March 1, 1996

                             Asset Management Fund, Inc.,
                    111 East Wacker Drive, Chicago, Illinois 60601

FEE TABLE
--------------------------------------------------------------------------------

        SHAREHOLDER TRANSACTION EXPENSES                       None
        ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)
             Advisory Fees                                    0.45%
             12b-1 Fees                                       0.25%
             Other Expenses:                                  0.08%
               Custodian                          0.02%
               Administrative                     0.03%
               Miscellaneous                      0.03%
                                                              -----
             Total Fund Operating Expenses                    0.78%
                                                              =====




                        EXAMPLE                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
        You would pay the following
        expenses on a $1000 investment
        assuming (1) 5% annual return
        and (2) redemption at the end
        of each period.                              $ 8         $25         $43          $97



       The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Portfolio. The example is based on actual expenses incurred in the last fiscal year excluding waivers of advisory fees and 12b-1 fees. Although during the prior fiscal year ended October 31, 1995, the Portfolio's investment adviser waived approximately 44% of its fees and the Portfolio's sponsor waived approximately 40% of its 12b-1 fees (see "Financial Highlights," "Advisory Fee Expenses" and "Sponsorship Fee Expenses"), the fee table has been prepared to illustrate annual fund operating expenses assuming no fee waivers.


       As a result of the 12b-1 fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge of 8.50% permitted by the National Association of Securities Dealers, Inc. However, because of the low 12b-1 fee charged by the Fund, it would take in excess of 30 years for this to occur, assuming that the value of the investment remained constant and that no interest is credited to the savings from the absence of a front-end sales charge.

       The example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS
ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information comprising part of the financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. More detailed information concerning the Portfolio's performance and the audited financial statements is available in the Fund's Annual Report dated October 31, 1995 and may be obtained without charge by writing or calling the Fund.

--------------------------------------------------------------------------------


                                                                           YEAR ENDED OCTOBER 31
                                                     1995           1994            1993            1992         1991*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............. $   9.78      $    10.02      $     9.98      $    10.01     $  10.00
                                                   --------      ----------      ----------      ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............................    .6035           .4396           .4267           .5235        .0783
 Net realized and unrealized gain (loss) on
  investments.....................................    .1600          (.2400)          .0386          (.0295)       .0118
                                                   --------      ----------      ----------      ----------     --------
 Total from investment operations.................    .7635           .1996           .4653           .4940        .0901
                                                   --------      ----------      ----------      ----------     --------
LESS DISTRIBUTIONS:
 Dividends from net investment income.............   (.6035)         (.4396)         (.4253)         (.5240)      (.0801)
                                                   --------      ----------      ----------      ----------     --------
 Total distributions..............................   (.6035)         (.4396)         (.4253)         (.5240)      (.0801)
                                                   --------      ----------      ----------      ----------     --------
Net asset value, end of period.................... $   9.94      $     9.78      $    10.02      $     9.98     $  10.01
                                                   ========      ==========      ==========      ==========     ========
Total return......................................    8.02%           2.04%           4.76%           5.05%        7.73%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)............. $891,538      $1,045,914      $1,572,311      $1,189,309     $220,858
 Ratio of expenses to average net assets..........    0.48%(1)        0.47%(1)        0.46%(1)        0.44%(1)     0.20%(1)(2)
 Ratio of net investment income to average net
  assets..........................................    6.12%           4.40%           4.34%           5.14%        6.47%(2)
 Portfolio turnover rate..........................      68%             65%             30%             43%         -0-%
------------------------------------------------------------------------------------------------------------------------------



*Reflects operations for the period from September 18, 1991 [commencement of operations] through October 31, 1991.


[1] Without fee waivers for the years ended October 31, 1995, 1994, 1993 and 1992 and the period ended October 31, 1991, the ratios of expenses to average net assets would have been .78%, .76%, .76%, .80% and .79% (annualized), respectively.

[2] Annualized.

GENERAL INFORMATION

       The Fund was incorporated under Maryland law on July 30, 1982. The Portfolio is represented by a class of shares separate from those of the Fund's other portfolios. Purchase of shares in the Portfolio is designed for institutions and other investors.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Portfolio pursues this investment objective by investing in the securities described below and seeking lower volatility of principal. Because of the characteristics of adjustable rate securities, the investment adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market value volatility. While the Portfolio's net asset value will be more volatile than prices of money market securities, it will be less volatile than prices of fixed-rate securities of similar quality. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies and limitations described below. The Fund's investment objective cannot be changed as to the Portfolio without approval of the Portfolio's stockholders.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

Eligible Investments

       At least 65% of Eligible Investments will consist of Adjustable Rate Mortgage Securities, except when the Portfolio assumes a temporary defensive position in other Eligible Investments. The policy of investing at least 65% of the value of the Portfolio's total assets in Adjustable Rate Mortgage Securities is deemed fundamental and may not be changed without stockholder approval.

       The Portfolio invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations"). Pending any revisions of the current OTS Regulations, the Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Portfolio will not purchase any

       Eligible Investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Office of Thrift Supervision. Also, the Portfolio will not purchase any Eligible Investments having a risk-based weighting for banks in excess of 50% under current Federal regulations of the appropriate regulatory agencies. The risk-based capital information and QTL qualifying percentage will be communicated quarterly to the stockholders. Furthermore, the Portfolio may not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Office of Thrift Supervision and the National Credit Union Administration, respectively, and the Portfolio limits its investments to those permissible without limitation for Federal savings associations, national banks and Federal credit unions under current applicable regulations.

Adjustable Rate Mortgage Securities

       Adjustable Rate Mortgage Securities ("ARMS") are "Mortgage-Related Securities" that, unlike fixed-rate mortgage securities, have periodic adjustments in the coupons on the underlying mortgages. The adjustable rate feature of the mortgages underlying the ARMS in which the Portfolio invests generally will reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Portfolio's investments are reset periodically (generally one to twelve months but as long as three years with a dollar-weighted average not to exceed one year), yields of Portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of the Portfolio's securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Portfolio to fluctuate less significantly than it would if the Portfolio invested in more traditional long-term, fixed-rate debt securities.

       The ARMS in which the Portfolio will invest consist of Mortgage-Related Securities. Under the Securities Exchange Act of 1934, Mortgage-Related Securities are high quality securities that directly or indirectly provide funds principally for residential mortgage loans made to home buyers in the United States and that represent interests in, or are collateralized by, pools of mortgage loans originated by private lenders that have been grouped by various governmental, government-related and private organizations. Most Mortgage-Related Securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The average maturity of pass-through Mortgage-Related Securities varies with the maturities of the underlying mortgage instruments and with the occurrence of unscheduled prepayments of those mortgage instruments.

       Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:


       - Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.


       - Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Portfolio must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

       In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to the interest rate during a given period. As a result, the Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, the Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Portfolio before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

       All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Portfolio. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

       In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

Collateralized Mortgage Obligations

       Mortgage-Related Securities also include debt obligations collateralized by the cash flows from mortgage loans, pools of mortgage loans or mortgage pass-through securities (often referred to as collateralized mortgage obligations or "CMOs"). CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as a real estate mortgage investment conduit ("REMIC") typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Portfolio will not invest in any class with residual characteristics. In addition, the Portfolio limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of Federal savings associations, national banks and Federal credit unions.

Other Eligible Investments

       In addition, Eligible Investments include: (1) certain U.S. Government or agency securities, including Mortgage-Related Securities with fixed rates of interest, certain of which are not backed by the full faith and credit of the U.S. Government (see the Statement of Additional Information), (2) Private Mortgage-Related Securities with fixed rates of interest rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, (3) investments in certificates of deposit or other time deposits or accounts of a commercial or savings bank or savings association whose deposits are insured by the Federal Deposit Insurance Corporation (an "FDIC Insured Institution"), including foreign branches of FDIC insured banks, (4) bankers' acceptances of an FDIC insured bank, if such acceptances have remaining maturities of six months or less and the Portfolio's total investment in such acceptances of the same bank does not exceed 0.25% of such bank's total deposits, or (5) repurchase agreements collateralized by certain types of Eligible Investments of the Portfolio (see the Statement of Additional Information). The Board of Directors has adopted operating policies to further restrict certain investments (see Statement of Additional Information). When business or financial conditions warrant, the Portfolio may take a temporary defensive position and invest without limit in the foregoing investments.



When-Issued and Delayed Delivery Securities

       The Portfolio may purchase securities on a when-issued or delayed delivery basis, i.e., for delivery and payment at a future date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time of its delivery, a when-issued or delayed delivery security may be valued at less than the purchase price. The Portfolio will make commitments for such transactions only when it has the intention of actually acquiring the securities. If the Portfolio chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio investment, incur a gain or loss due to market fluctuation. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must set aside funds in a segregated account to pay for the purchase; and until acquisition, the Portfolio will not earn any interest on the security. The Portfolio may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Portfolio Turnover

       The Portfolio may engage in trading of its portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnover is set forth for certain periods in the table under "Financial Highlights."

Investment Limitations

       These limitations cannot be changed as to the Portfolio without approval of the Portfolio's stockholders.

       The Portfolio may not borrow except that it may borrow from banks for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. To the extent that borrowings exceed 5% of the Portfolio's net assets, such borrowings will be repaid before any investments are made.


       The Portfolio will not purchase any Eligible Investments maturing in more than seven days for which market quotations are not readily available, or purchase Interest Rate Caps and Floors, or enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid Eligible Investments.


       The Portfolio will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in the mortgage and mortgage-finance industry or on obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FUND AND PORTFOLIO INFORMATION

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Board of Directors

       The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, sponsor and administrator.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Portfolio are made by the Fund's investment adviser, Shay Assets Management Co. (the "Adviser"). The Adviser is responsible for placing purchase and sale orders for portfolio instruments. For its investment management services, the Adviser receives an annual fee from the Fund.

Advisory Fee Expenses

       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Adviser aggregate fees of 0.25% of the Portfolio's average daily net assets (net of fee waivers totalling approximately 0.20%). The Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Portfolio.


       This voluntary waiver agreement may be terminated at any time by the Adviser. For the fiscal year ended October 31, 1995, total expenses of the Portfolio were 0.48% of its average net assets (net of fee waivers).

Adviser's Background

       The Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers ("ACB").

       The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., Executive Vice President of the Adviser since 1990 and Vice President of the Fund since 1985. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

       The Adviser, with its principal office located at 111 East Wacker Drive, Chicago, Illinois 60601, is a registered investment adviser under the Investment Advisers Act of 1940 and is the investment adviser of the Fund's four other portfolios.

SPONSOR
--------------------------------------------------------------------------------

       The Portfolio's sponsor, Shay Financial Services Co. ("Sponsor"), is a general partnership that consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of ACB.

       The Sponsor performs certain distribution services for the Fund with respect to the Portfolio by informing eligible investors of the investment alternatives offered by the Portfolio through written materials, seminars and personal contacts. For its distribution services, the Sponsor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan").

Sponsorship Fee Expenses


       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Sponsor a fee of 0.15% of the Portfolio's average net assets (net of fee waivers totalling approximately 0.10%). The Sponsor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Sponsor. The Sponsor also currently receives 12b-1 fees for distribution services rendered to the Fund's other portfolios. Although the Sponsor's fee is calculable separately with respect to each portfolio of the Fund and the Sponsor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Sponsor in excess of expenses for a given portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Sponsor's overhead expenses.



ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------

       PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolio. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1995, the Fund paid PFPC a fee of 0.03% of the Portfolio's average net assets for the above administrative services. PFPC is also the transfer and dividend agent for the Portfolio's shares.


CUSTODIAN
--------------------------------------------------------------------------------

       PNC Bank, Philadelphia, Pennsylvania, is the custodian of the Portfolio's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.

CALCULATION OF YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

       From time to time the Portfolio advertises its "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

       The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

       The "total return" of the Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one year and any longer period of time measured from September 18, 1991, the date the Portfolio's shares were first offered publicly), assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Sponsor to reduce or waive their fees under certain circumstances may cause the Portfolio's yield and total return to be higher than they otherwise would be. See "Advisory Fee Expenses" and "Sponsorship Fee Expenses."

NET ASSET VALUE

       The Portfolio's net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued at market value or, if market quotations are not readily available, at fair value determined by the Board of Directors. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Directors determines that amortized cost represents fair value.

INVESTING IN THE PORTFOLIO

SHARE PURCHASES
--------------------------------------------------------------------------------

       To purchase shares of the Portfolio, investors may open an account by calling the Sponsor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolio may be made by telephoning the Sponsor.


       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and PNC Bank are both open for business.) Payment must be in the form of Federal funds. Wire transfer instructions for Federal funds should be as follows: PNC Bank, Philadelphia, PA, ABA-0310-0005-3; From: (Name of Investor); Account Number (Investor's account number with the Fund); For purchase of Asset Management Fund, Adjustable; Amount: $(Amount to be invested).


       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time

       (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by PNC Bank by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by PNC Bank by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by PNC Bank by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.


       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.


       Any Federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability of the Fund, the Adviser or PNC Bank. If it is not possible to return such Federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.

MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

       The minimum initial investment in the Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------

       Portfolio shares are sold at their net asset value next determined after the purchase order becomes effective. There is no sales charge imposed by the Portfolio. The net asset value is determined at 4:00 P.M., New York City time, on each Business Day. Net asset value for purposes of pricing redemption orders is also determined at 4:00 P.M., New York City time, on any other day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").

CONFIRMATIONS
--------------------------------------------------------------------------------

       As transfer and dividend agent for the Portfolio, PFPC maintains a share account for each stockholder. Detailed confirmations of each purchase or redemption are sent to each stockholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS
--------------------------------------------------------------------------------

       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the Portfolio unless the stockholder requests cash payments by contacting the Sponsor.


       An investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day.

CAPITAL GAINS
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by the Portfolio are declared and paid once each year and reinvested in shares or, at the stockholder's option, paid in cash.

REDEEMING SHARES

       The Portfolio redeems shares at their net asset value next determined after the Sponsor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

       Stockholders may redeem their shares by telephoning the Sponsor on a Business Day. [Call (800) 527-3713.] The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time. This means that proceeds will normally be wired in Federal funds to the stockholder's bank or other account shown on the Fund's records the next Business Day, but in no case later than seven days. A stockholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time; however, the proceeds will normally be sent the second following Business Day. The stockholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

       Portfolio shares may also be redeemed by sending a written request to the Sponsor, 111 East Wacker Drive, Chicago, Illinois 60601, Attention: Asset Management Fund, Inc. If share certificates have been issued, they must be properly endorsed and guaranteed and be received by PFPC before the redemption will be effected.

Signatures

       Signatures on written redemption requests and share certificates must be guaranteed by:

       - a Federal Home Loan Bank; or
       - a savings association or a savings bank; or
       - a trust company or a commercial bank; or
       - a member firm of a domestic securities exchange or a registered securities association; or
       - a credit union or other eligible guarantor institution.

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Stockholders with questions concerning documentation should contact the transfer and dividend agent.

Receiving Payment

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Stockholders may exchange shares of the Portfolio with shares in another portfolio of the Fund by telephoning the Sponsor on a Business Day. [Call
       (800) 527-3713.] Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Stockholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other portfolio the next Business Day.

       An exchange between portfolios will normally involve realization of a capital gain or loss, since for Federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

       The Fund reserves the right to amend or terminate this privilege.

STOCKHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       The Fund has five Portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio and five classes of shares, representing interests only in the corresponding portfolio and having equal voting rights within each class. Shares of the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio are offered by separate prospectus.

       The Fund's charter provides that on any matter submitted to a vote of stockholders, all shares, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only stockholders of the affected class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of stockholders be held upon the written request of stockholders holding not less than 10% of the issued and outstanding shares of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

       The Portfolio has not been required to pay Federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. The Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of stockholders.

       The Fund intends to distribute all of the net income and any gains of the Portfolio to stockholders. Unless otherwise exempt, stockholders are required to pay Federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to stockholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

--------------------------------------------------------------------------------

SPONSOR                                                  DIRECTORS AND OFFICERS
Shay Financial Services Co.                              Arthur G. De Russo
111 East Wacker Drive                                    Director
Chicago, Illinois 60601
                                                         Wendell L. Evans, Jr.
INVESTMENT ADVISER                                       Director

Shay Assets Management Co.                               David F. Holland
111 East Wacker Drive                                    Director
Chicago, Illinois 60601

                                                         Leon T. Kendall
ADMINISTRATOR AND TRANSFER                               Director and Chairman
AND DIVIDEND AGENT

                                                         Gerald J. Levy
PFPC Inc.                                                Director
103 Bellevue Parkway
Wilmington, Delaware 19809                               Rodger D. Shay
                                                         President and Director
LEGAL COUNSEL
                                                         Edward E. Sammons, Jr.
Vedder, Price, Kaufman & Kammholz                        Vice President, Treasurer
222 North LaSalle Street                                 and Secretary
Chicago, Illinois 60601
                                                         Doris J. Pavel
CUSTODIAN                                                Assistant Secretary

PNC Bank
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

[AMF LOGO]

INTERMEDIATE
MORTGAGE SECURITIES
PORTFOLIO














Prospectus

March 1, 1996

TABLE OF CONTENTS
--------------------------------------------------------------------------------


OVERVIEW                                  1
-------------------------------------------
FEE TABLE                                 2
-------------------------------------------
FINANCIAL HIGHLIGHTS                      3
-------------------------------------------
GENERAL INFORMATION                       4
-------------------------------------------
INVESTMENT INFORMATION                    4
-------------------------------------------
  Investment Objective                    4
  Investment Policies                     4
     Eligible Investments                 4
     Mortgage-Related Securities          5
     Collateralized Mortgage
       Obligations                        7
     Other Eligible Investments           8
     When-Issued and Delayed Delivery
       Securities                         8
     Portfolio Turnover                   9
     Investment Limitations               9
FUND AND PORTFOLIO INFORMATION            9
-------------------------------------------
  Management of the Fund                  9
     Board of Directors                   9
  Investment Adviser                     10
     Advisory Fee Expenses               10
     Adviser's Background                10
  Sponsor                                10
     Sponsorship Fee Expenses            11
  Administrator and Transfer and
     Dividend Agent                      11
  Custodian                              11
  Calculation of Yield and Total
     Return                              11
NET ASSET VALUE                          12
-------------------------------------------
INVESTING IN THE PORTFOLIO               12
-------------------------------------------
  Share Purchases                        12
  Minimum Investment Required            13
  What Shares Cost                       13
  Confirmations                          13
  Dividends                              14
  Capital Gains                          14
REDEEMING SHARES                         14
-------------------------------------------
  Telephone Redemption                   14
  Written Requests                       15
     Signatures                          15
     Receiving Payment                   15
EXCHANGES                                15
-------------------------------------------
STOCKHOLDER INFORMATION                  16
-------------------------------------------
  Voting Rights                          16
  Tax Information                        16

INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

[AMF LOGO]
--------------------------------------------------------------------------------

Prospectus

--------------------------------------------------------------------------------

       Asset Management Fund, Inc. (the "Fund") is a diversified, open-end investment company (a mutual fund) whose objective is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Intermediate Mortgage Securities Portfolio (the "Portfolio") is designed to offer a convenient, liquid, diversified, high quality vehicle for investment in intermediate-term mortgage-related securities. The Portfolio's shares are eligible for purchase by Federal Savings Associations, National Banks and Federal Credit Unions without limitation under applicable Federal law.

       This Prospectus sets forth concisely the information you should read and know before you invest in the Portfolio. Keep it for future reference.




       The Portfolio has also filed a Statement of Additional Information dated March 1, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference in this Prospectus. You may request a copy of the Statement of Additional Information free of charge or obtain other information about the Fund by writing to the Fund at the address below or by telephoning (800) 527-3713.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       Prospectus dated March 1, 1996


                             Asset Management Fund, Inc.,
                    111 East Wacker Drive, Chicago, Illinois 60601

FEE TABLE
--------------------------------------------------------------------------------

        SHAREHOLDER TRANSACTION EXPENSES                       None
        ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)
             Advisory Fees                                    0.35%
             12b-1 Fees                                       0.15%
             Other Expenses:                                  0.08%
               Custodian                          0.02%
               Administrative                     0.03%
               Miscellaneous                      0.03%
                                                             -------
             Total Fund Operating Expenses                    0.58%
                                                             ========

                        EXAMPLE                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
        You would pay the following
        expenses on a $1000 investment
        assuming (1) 5% annual return
        and (2) redemption at the end
        of each period.                              $ 6         $19         $32          $73



       The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Portfolio. The example is based on actual expenses incurred in the last fiscal year excluding waivers of advisory fees. Although the Portfolio's investment adviser has waived approximately 57% of its fees during the prior fiscal year ended October 31, 1995 (see "Financial Highlights" and "Advisory Fee Expenses"), the fee table has been prepared to illustrate annual fund operating expenses assuming no fee waivers.


       As a result of the 12b-1 fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge of 8.50% permitted by the National Association of Securities Dealers, Inc. However, because of the low 12b-1 fee charged by the Fund, it would take in excess of 50 years for this to occur, assuming that the value of the investment remained constant and that no interest is credited to the savings from the absence of a front-end sales charge.

       The example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS
INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information comprising part of the financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. Prior to June 2, 1992, the name of the Portfolio was the Corporate Bond Portfolio and the Portfolio was invested primarily in investment grade corporate bonds. The data and ratios shown below reflect the record as the Corporate Bond Portfolio prior to June 2, 1992. More detailed information concerning the Portfolio's performance and the audited financial statements is available in the Fund's Annual Report dated October 31, 1995 and may be obtained without charge by writing or calling the Fund.

--------------------------------------------------------------------------------


                                                                    YEAR ENDED OCTOBER 31
                               1995        1994        1993        1992       1991      1990       1989        1988       1987*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period.................. $   9.34   $  10.00   $   9.80   $   9.61    $  9.00   $  9.56    $  9.47    $   9.01    $  10.00
                             --------   --------   --------   --------    -------   -------    -------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income......    .6211      .5407      .5982      .7161      .8071     .8475      .8555       .8329       .7391
 Net realized and unrealized
  gain (loss) on
  investments...............    .3400     (.6600)     .1987      .1909      .6100    (.5600)     .0900       .4600      (.9900)
                             --------   --------   --------   --------    -------   -------    -------    --------    --------
   Total from investment
     operations.............    .9611     (.1193)     .7969      .9070     1.4171     .2875      .9455      1.2929      (.2509)
                             --------   --------   --------   --------    -------   -------    -------    --------    --------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income.........   (.6211)    (.5407)    (.5969)    (.7170)    (.8071)   (.8475)    (.8555)     (.8329)     (.7391)
                             --------   --------   --------   --------    -------   -------    -------    --------    --------
   Total distributions......   (.6211)    (.5407)    (.5969)    (.7170)    (.8071)   (.8475)    (.8555)     (.8329)     (.7391)
                             --------   --------   --------   --------    -------   -------    -------    --------    --------
Net asset value, end of
 period..................... $   9.68   $   9.34   $  10.00   $   9.80    $  9.61   $  9.00    $  9.56    $   9.47    $   9.01
                             ========   ========   ========   ========    =======   =======    =======    ========    ========
Total return................   10.63%     (1.18%)     8.33%      9.74%     16.41%     3.17%     10.61%      14.92%      (2.10%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (in 000's)................ $187,087   $213,427   $218,032   $116,458    $59,298   $66,854    $76,454    $106,310    $120,905
 Ratio of expenses to
  average net assets........    0.38%(1)   0.39%(1)   0.37%(1)   0.43%(1)   0.63%     0.58%(1)   0.55%(1)    0.55%(1)    0.55%(1)(2)
 Ratio of net investment
  income to average net
  assets....................    6.55%      5.61%      5.94%      7.14%      8.71%     9.18%      9.20%       9.00%       8.57%(2)
 Portfolio turnover rate....     133%       358%       106%       226%        39%       30%        66%         63%         61%
---------------------------------------------------------------------------------------------------------------------------------



*Reflects operations for the period from December 1, 1986 to October 31, 1987.


[1] Without fee waivers for the years ended October 31, 1995, 1994, 1993, 1992, 1990, 1989 and 1988 and the period ended October 31, 1987, the ratios of expenses to average net assets would have been .58%, .59%, .57%, .61%, .59%,
 .60%, .58% and .62% [annualized], respectively.


[2] Annualized.

GENERAL INFORMATION

       The Fund was incorporated under Maryland law on July 30, 1982. The Portfolio is represented by a class of shares separate from those of the Fund's other portfolios. Purchase of shares in the Portfolio is designed for institutions and other investors.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Portfolio pursues this investment objective by investing in the securities described below. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies and limitations described below. The Fund's investment objective cannot be changed as to the Portfolio without approval of the Portfolio's stockholders.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

Eligible Investments

       At least 65% of such Eligible Investments will consist of Mortgage-Related Securities paying fixed or adjustable rates of interest, except when the Portfolio assumes a temporary defensive position in other Eligible Investments. The policy of investing at least 65% of the value of the Portfolio's total assets in Mortgage-Related Securities is deemed fundamental and may not be changed without stockholder approval. The Portfolio intends to invest in Mortgage-Related Securities that will produce less price volatility than would normally be associated with the ownership of 30-year, fixed-rate mortgage-backed securities. Generally, the Portfolio will seek to acquire Mortgage-Related Securities having an expected average life of 2 to 7 years at the time of purchase and would also seek to maintain a dollar-weighted expected average life of between 2 to 7 years with respect to such securities held by the Portfolio at any one time. These goals might be difficult to meet in certain environments when mortgage prepayments are very high or very low, but in no case would the Portfolio invest in a Mortgage-Related Security that had an expected average life of greater than 10 years at the time of purchase.

       The Portfolio invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations"). Pending any revisions of the current OTS Regulations, the Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Portfolio will not purchase any Eligible Investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Office of Thrift Supervision. Also, the Portfolio will not purchase any Eligible Investments having a risk-based weighting for banks in excess of 50% under current Federal regulations of the appropriate regulatory agencies. The risk-based capital information and QTL qualifying percentage will be communicated quarterly to the stockholders. Furthermore, the Portfolio may not invest in "high risk" securities that do not meet the test contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Office of Thrift Supervision and the National Credit Union Administration, respectively, and the Portfolio limits its investments to those permissible without limitation for Federal savings associations, national banks and Federal credit unions under current applicable regulations.

Mortgage-Related Securities

       "Mortgage-Related Securities" are high quality securities that directly or indirectly provide funds principally for residential mortgage loans made to home buyers in the United States and that represent interests in, or are collateralized by, pools of mortgage loans originated by private lenders that have been grouped by various governmental, government-related and private organizations. Most Mortgage-Related Securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The average maturity of pass-through Mortgage-Related Securities varies with the maturities of the underlying mortgage instruments and with the occurrence of unscheduled prepayments of those mortgage instruments.

       Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:


       - Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan

         Mortgage Corporation ("FHLMC"). FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

       - Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Portfolio must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

       Mortgage-Related Securities include both fixed and adjustable rate mortgage securities ("ARMS"). Unlike fixed-rate mortgage securities, ARMS have periodic adjustments in the coupons on the underlying mortgages. The adjustable rate feature of the mortgages underlying the ARMS in which the Portfolio invests generally will help to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations to the extent that the Portfolio is invested in ARMS. As the interest rates on the mortgages underlying the Portfolio's investments in ARMS are reset periodically (generally one to twelve months but as long as five years), the yields of such Portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Portfolio to fluctuate less than it would if the Portfolio invested entirely in more traditional longer-term, fixed-rate debt securities.

       In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Portfolio has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or

       "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. As a result, the Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, the Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Portfolio before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

       All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Portfolio. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

       If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

Collateralized Mortgage Obligations

       Mortgage-Related Securities also include debt obligations collateralized by the cash flows from mortgage loans, pools of mortgage loans or mortgage pass-through securities (often referred to as collateralized mortgage obligations or "CMOs"). CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as a real estate mortgage investment conduit ("REMIC") typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Portfolio will not invest in any class with residual characteristics. In addition, the Portfolio limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of Federal savings associations, national banks and Federal credit unions.

Other Eligible Investments


       In addition to the investments described above, Eligible Investments include: (1) certain U.S. Government or agency securities, including certain Mortgage-Related Securities, certain of which are not backed by the full faith and credit of the U.S. Government (see the Statement of Additional Information), (2) investments in certificates of deposit or other time deposits or accounts of a commercial or savings bank or savings association whose deposits are insured by the Federal Deposit Insurance Corporation (an "FDIC Insured Institution"), including foreign branches of FDIC insured banks, (3) repurchase agreements collateralized by Eligible Investments of the Portfolio (see the Statement of Additional Information), or (4) bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of six months or less and the Portfolio's total investment in such acceptances of the same bank does not exceed 0.25% of such bank's total deposits. The Board of Directors has adopted operating policies to further restrict certain investments (see the Statement of Additional Information). When business or financial conditions warrant, the Portfolio may take a temporary defensive position and invest without limit in the foregoing investments.


When-Issued and Delayed Delivery Securities

       The Portfolio may purchase securities on a when-issued or delayed delivery basis, i.e., for delivery and payment at a future date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time of its delivery, a when-issued or delayed delivery security may be valued at less than the purchase price. The Portfolio will make commitments for such transactions only when it has the intention of actually acquiring the securities. If the Portfolio chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio investment, incur a gain or loss due to market fluctuation. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must set aside funds in a segregated account to pay for the purchase; and until acquisition, the Portfolio will not earn any interest on the security. The Portfolio may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Portfolio Turnover

       The Portfolio may engage in trading of its portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnover is set forth for certain periods in the table under "Financial Highlights."

Investment Limitations

       The Portfolio may not borrow except that it may borrow from banks for temporary purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. All borrowings of the Portfolio may not exceed in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than such borrowings. To the extent that borrowings exceed 5% of the Portfolio's net assets, such borrowings will be repaid before any investments are made.


       The Portfolio will not purchase any Eligible Investments maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 15% of the market value of its total assets would be invested in such illiquid Eligible Investments together with repurchase agreements maturing in more than seven days. To the extent Rule 144A securities are deemed by the investment adviser, subject to the supervision of the Board of Directors, to be illiquid, they will be subject to the foregoing 15% limitation on illiquid investments.



       The Portfolio will not invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive purposes, be invested) or on obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


FUND AND PORTFOLIO INFORMATION

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Board of Directors

       The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, sponsor and administrator.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Portfolio are made by the Fund's investment adviser, Shay Assets Management Co. (the "Adviser"). The Adviser is responsible for placing purchase and sale orders for portfolio instruments. For its investment management services, the Adviser receives an annual fee from the Fund.

Advisory Fee Expenses


       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Adviser aggregate fees of 0.15% of the Portfolio's average net assets (net of fee waivers totalling approximately 0.20%). The Adviser has agreed to waive or reduce (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Portfolio. This voluntary supplemental waiver agreement may be terminated by the Adviser at any time. For the Fund's fiscal year ended October 31, 1995, total expenses of the Portfolio were 0.38% of its average net assets (net of fee waivers).


Adviser's Background


       The Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers ("ACB").


       The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., Executive Vice President of the Adviser since 1990 and Vice President of the Fund since 1985. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

       The Adviser, with its principal office located at 111 East Wacker Drive, Chicago, Illinois 60601, is a registered investment adviser under the Investment Advisers Act of 1940 and is the investment adviser of the Fund's four other portfolios.

SPONSOR
--------------------------------------------------------------------------------


       The Portfolio's sponsor, Shay Financial Services Co. ("Sponsor"), is a general partnership that consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of ACB.


       The Sponsor performs certain distribution services for the Fund with respect to the Portfolio by informing eligible investors of the investment alternatives offered by the Portfolio through written materials, seminars and personal contacts. For its distribution services, the Sponsor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan").

Sponsorship Fee Expenses


       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Sponsor a fee of 0.15% of the Portfolio's average net assets. The Sponsor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Sponsor. The Sponsor also currently receives similar 12b-1 fees for distribution services rendered to the Fund's other portfolios. Although the Sponsor's fee is calculable separately with respect to each portfolio of the Fund and the Sponsor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Sponsor in excess of expenses for a given portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Sponsor's overhead expenses.


ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------


       PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolio. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1995, the Fund paid PFPC a fee of 0.03% of the Portfolio's net assets for the above administrative services. PFPC is also transfer and dividend agent for the Portfolio's shares.


CUSTODIAN
--------------------------------------------------------------------------------

       PNC Bank, Philadelphia, Pennsylvania, is the custodian of the Portfolio's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.

CALCULATION OF YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

       From time to time the Portfolio advertises its "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

       The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

       The "total return" of the Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one year, five years and any longer period of time measured from November 7, 1986, the initial effective date of the Portfolio's registration statement) assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Sponsor to reduce or waive their fees under certain circumstances may cause the Portfolio's yield and total return to be higher than they otherwise would be. See "Advisory Fee Expenses" and "Sponsorship Fee Expenses."

NET ASSET VALUE

       The Portfolio's net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued at market value or, if market quotations are not readily available, at fair value determined in good faith by the Board of Directors. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Directors determines that amortized cost represents fair value.

INVESTING IN THE PORTFOLIO

SHARE PURCHASES
--------------------------------------------------------------------------------


       To purchase shares of the Portfolio, investors may open an account by calling the Sponsor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolio may be made by telephoning the Sponsor.



       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and PNC Bank are both open for business.) Payment must be in the form of Federal funds. Wire transfer instructions for Federal funds should be as follows: PNC Bank, Philadelphia, PA, ABA-0310-0005-3; From: (Name of Investor); Account Number (Investor's account number with the Fund); For purchase of Asset Management Fund, Intermediate Mortgage Portfolio; Amount: $(Amount to be invested).



       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time

       (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by PNC Bank by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by PNC Bank by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by PNC Bank by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.



       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.



       Any Federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability of the Fund, the Adviser or PNC Bank. If it is not possible to return such Federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.


MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

       The minimum initial investment in the Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------


       Portfolio shares are sold at their net asset value next determined after the purchase order becomes effective. There is no sales charge imposed by the Portfolio. The net asset value is determined at 4:00 P.M., New York City time, on each Business Day. Net asset value for purposes of pricing redemption orders is also determined at 4:00 P.M., New York City time, on any other day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").


CONFIRMATIONS
--------------------------------------------------------------------------------

       As transfer and dividend agent for the Portfolio, PFPC maintains a share account for each stockholder. Detailed confirmations of each purchase or redemption are sent to each stockholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS
--------------------------------------------------------------------------------


       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the Portfolio unless the stockholder requests cash payments by contacting the Sponsor.



       An investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day.


CAPITAL GAINS
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by the Portfolio are declared and paid once each year and reinvested in shares or, at the stockholder's option, paid in cash.

REDEEMING SHARES

       The Portfolio redeems shares at their net asset value next determined after the Sponsor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

       Stockholders may redeem their shares by telephoning the Sponsor on a Business Day. [Call (800) 527-3713.] The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time. This means that proceeds will normally be wired in Federal funds to the stockholder's bank or other account shown on the Fund's records the next Business Day, but in no case later than seven days. A stockholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time; however, the proceeds will normally be sent the second following Business Day. The stockholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Fund recommends that all redemption requests be placed so as to be received prior to

       12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

       Portfolio shares may also be redeemed by sending a written request to the Sponsor, 111 East Wacker Drive, Chicago, Illinois 60601; Attention: Asset Management Fund, Inc. If share certificates have been issued, they must be properly endorsed and guaranteed and be received by PFPC before the redemption will be effected.

Signatures

       Signatures on written redemption requests and share certificates must be guaranteed by:

       - a Federal Home Loan Bank; or
       - a savings association or a savings bank; or
       - a trust company or a commercial bank; or
       - a member firm of a domestic securities exchange or a registered securities association; or
       - a credit union or other eligible guarantor institution.

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Stockholders with questions concerning documentation should contact the transfer and dividend agent.

Receiving Payment

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Stockholders may exchange shares of the Portfolio with shares in another portfolio of the Fund by telephoning the Sponsor on a Business Day. [Call
       (800) 527-3713.] Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Stockholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other portfolio the next Business Day.

       An exchange between portfolios will normally involve realization of a capital gain or loss, since for Federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

       The Fund reserves the right to amend or terminate this privilege with notice to stockholders.

STOCKHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       The Fund has five Portfolios; the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio and five classes of shares, representing interests only in the corresponding portfolio and having equal voting rights within each class. Shares of the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio and the U.S. Government Mortgage Securities Portfolio are offered by separate prospectus.

       The Fund's charter provides that on any matter submitted to a vote of stockholders, all shares, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only stockholders of the affected class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of stockholders be held upon the written request of stockholders holding not less than 10% of the issued and outstanding shares of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

       The Portfolio has not been required to pay Federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. The Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of stockholders.

       The Fund intends to distribute all of the net income and any gains of the Portfolio to stockholders. Unless otherwise exempt, stockholders are required to pay Federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to stockholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

--------------------------------------------------------------------------------

SPONSOR                                                  DIRECTORS AND OFFICERS
Shay Financial Services Co.                              Arthur G. De Russo
111 East Wacker Drive                                    Director
Chicago, Illinois 60601
                                                         Wendell L. Evans, Jr.
INVESTMENT ADVISER                                       Director

Shay Assets Management Co.                               David F. Holland
111 East Wacker Drive                                    Director
Chicago, Illinois 60601
                                                         Leon T. Kendall
ADMINISTRATOR AND TRANSFER                               Director and Chairman
AND DIVIDEND AGENT
                                                         Gerald J. Levy
PFPC Inc.                                                Director
103 Bellevue Parkway
Wilmington, Delaware 19809                               Rodger D. Shay
                                                         President and Director
LEGAL COUNSEL
                                                         Edward E. Sammons, Jr.
Vedder, Price, Kaufman & Kammholz                        Vice President, Treasurer
222 North LaSalle Street                                 and Secretary
Chicago, Illinois 60601
                                                         Doris J. Pavel
CUSTODIAN                                                Assistant Secretary

PNC Bank
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

[AMF LOGO]
U.S. GOVERNMENT
MORTGAGE SECURITIES
PORTFOLIO











Prospectus
March 1, 1996

TABLE OF CONTENTS
--------------------------------------------------------------------------------

OVERVIEW                                  1
-------------------------------------------
FEE TABLE                                 2
-------------------------------------------
FINANCIAL HIGHLIGHTS                      3
-------------------------------------------
GENERAL INFORMATION                       4
-------------------------------------------
INVESTMENT INFORMATION                    4
-------------------------------------------
  Investment Objective                    4
  Investment Policies                     4
     Eligible Investments                 4
     Mortgage-Related Securities          5
     Collateralized Mortgage
       Obligations                        7
     Other Eligible Investments           8
     When-Issued and Delayed Delivery
       Securities                         8
     Portfolio Turnover                   9
     Investment Limitations               9

FUND AND PORTFOLIO INFORMATION            9
-------------------------------------------
  Management of the Fund                  9
     Board of Directors                   9
  Investment Adviser                      9
     Advisory Fee Expenses               10
     Adviser's Background                10
  Sponsor                                10
     Sponsorship Fee Expenses            11
  Administrator and Transfer and
     Dividend Agent                      11
  Custodian                              11
  Calculation of Yield and Total
     Return                              11

NET ASSET VALUE                          12
-------------------------------------------
INVESTING IN THE PORTFOLIO               12
-------------------------------------------
  Share Purchases                        12
  Minimum Investment Required            13
  What Shares Cost                       13
  Confirmations                          13
  Dividends                              13
  Capital Gains                          14

REDEEMING SHARES                         14
-------------------------------------------
  Telephone Redemption                   14

  Written Requests                       15
     Signatures                          15
     Receiving Payment                   15

EXCHANGES                                15
-------------------------------------------
STOCKHOLDER INFORMATION                  16
-------------------------------------------
  Voting Rights                          16
  Tax Information                        16


U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

[AMF LOGO]
--------------------------------------------------------------------------------

PROSPECTUS

--------------------------------------------------------------------------------

       Asset Management Fund, Inc. (the "Fund") is a diversified, open-end investment company (a mutual fund) whose objective is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The U.S. Government Mortgage Securities Portfolio (the "Portfolio") is designed to offer a convenient, liquid, diversified, high quality vehicle for investment in mortgage-related securities issued or guaranteed by U.S. Government agencies or instrumentalities. The Portfolio's shares are eligible for purchase by Federal Savings Associations, National Banks and Federal Credit Unions without limitation under applicable Federal law.

       This Prospectus sets forth concisely the information you should read and know before you invest in the Portfolio. Keep it for future reference.

       The Portfolio has also filed a Statement of Additional Information dated March 1, 1996 with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference in this Prospectus. You may request a copy of the Statement of Additional Information free of charge or obtain other information about the Fund by writing to the Fund at the address below or by telephoning (800) 527-3713.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       Prospectus dated March 1, 1996

                             ASSET MANAGEMENT FUND, INC.,
                    111 EAST WACKER DRIVE, CHICAGO, ILLINOIS 60601

FEE TABLE
--------------------------------------------------------------------------------


        SHAREHOLDER TRANSACTION EXPENSES                       None
        ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)
             Advisory Fees                                    0.25%
             12b-1 Fees                                       0.15%
             Other Expenses:                                  0.13%
               Custodian                          0.05%
               Administrative                     0.03%
               Miscellaneous                      0.05%

                                                            ------
             Total Fund Operating Expenses                    0.53%
                                                             ======

                        EXAMPLE                   1 YEAR     3 YEARS     5 YEARS     10 YEARS

        You would pay the following
        expenses on a $1000 investment
        assuming (1) 5% annual return
        and (2) redemption at the end
        of each period.                              $ 5         $17         $30          $66


       The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Portfolio. The example is based on actual expenses incurred in the last fiscal year and assumes that the percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods, and that, for purposes of management fee breakpoints, the Portfolio's net assets remain at levels constant with those at the end of the last fiscal year.

       As a result of the 12b-1 fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge of 8.50% permitted by the National Association of Securities Dealers, Inc. However, because of the low 12b-1 fee charged by the Fund, it would take in excess of 50 years for this to occur, assuming that the value of the investment remained constant and that no interest is credited to the savings from the absence of a front-end sales charge.

       The example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information comprising part of the financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. More detailed information concerning the Portfolio's performance and the audited financial statements is available in the Fund's Annual Report dated October 31, 1995 and may be obtained without charge by writing or calling the Fund.

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCTOBER 31
                      1995       1994       1993      1992      1991       1990        1989        1988        1987        1986
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning
 of year...........  $ 10.23    $ 11.28    $ 11.26   $ 11.29   $ 10.61   $  10.78    $  10.71    $  10.35    $  11.08    $  10.54
                     -------    -------    -------   -------   -------   --------    --------    --------    --------    --------
INCOME FROM
  INVESTMENT
OPERATIONS:
 Net investment
  income...........    .7703      .7296      .8306     .8924     .9504      .9534       .9705       .9461       .9238      1.0080
 Net realized and
  unrealized gain
  (loss) on
  investments......    .4500     (.9300)     .0195    (.0297)    .6800     (.1700)      .0700       .3600      (.7300)      .5400
                     -------    -------    -------   -------   -------   --------    --------    --------    --------    --------
 Total from
  investment
  operations.......   1.2203     (.2004)     .8501     .8627    1.6304      .7834      1.0405      1.3061       .1938      1.5480
                     -------    -------    -------   -------   -------   --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
 Dividends from net
  investment
  income...........   (.7703)    (.7296)    (.8301)   (.8927)   (.9504)    (.9534)     (.9705)     (.9461)     (.9238)    (1.0080)
 Dividends from net
  realized gains...      -0-     (.1200)       -0-       -0-       -0-        -0-         -0-         -0-         -0-         -0-
                     -------    -------    -------   -------   -------   --------    --------    --------    --------    --------
 Total
  distributions....   (.7703)    (.8496)    (.8301)   (.8927)   (.9504)    (.9534)     (.9705)     (.9461)     (.9238)    (1.0080)
                     -------    -------    -------   -------   -------   --------    --------    --------    --------    --------
Net asset value,
 end of year.......  $ 10.68    $ 10.23    $ 11.28   $ 11.26   $ 11.29   $  10.61    $  10.78    $  10.71    $  10.35    $  11.08
                     =======    =======    =======   =======   =======   ========    ========    ========    ========    ========
Total return.......   12.37%     (1.82%)     7.76%     7.91%    16.00%      7.63%      10.35%      13.15%       1.78%      15.24%
RATIOS/SUPPLEMENTAL
  DATA:
 Net assets, end of
  year
  (in 000's).......  $62,258    $60,613    $92,994   $72,505   $82,849   $205,623    $222,688    $288,420    $328,333    $279,227
 Ratio of expenses
  to average
  net assets.......    0.53%      0.51%      0.51%     0.53%     0.54%      0.51%       0.51%       0.50%       0.51%       0.52%
 Ratio of net
  investment income
  to average net
  assets...........    7.39%      6.81%      7.32%     7.91%     8.75%      8.97%       9.25%       8.98%       8.63%       9.17%
 Portfolio turnover
  rate.............     177%       376%       187%       64%       43%        12%         12%         67%         93%         50%
---------------------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION

       The Fund was incorporated under Maryland law on July 30, 1982. The Portfolio is represented by a class of shares separate from those of the Fund's other portfolios. Purchase of shares in the Portfolio is designed for institutions and other investors.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios. The Portfolio pursues this investment objective by investing in the securities described below. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies and limitations described below. The Fund's investment objective and these policies and limitations cannot be changed as to the Portfolio without approval of the Portfolio's stockholders.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

Eligible Investments

       At least 65% of such Eligible Investments will consist of Mortgage-Related Securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities ("Government Mortgage-Related Securities"), except where the Portfolio assumes a temporary defensive position. The policy of investing at least 65% of the value of the Portfolio's total assets in Government Mortgage-Related Securities is deemed fundamental and may not be changed without stockholder approval.

       The Portfolio invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations"). Pending any revisions of the current OTS Regulations, the Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Portfolio will not purchase any Eligible Investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Office of Thrift Supervision. Also, the Portfolio will not purchase any Eligible Investments having a risk-based weighting for banks in excess of 50% under current Federal regulations of the appropriate regulatory agencies. The risk-based capital information and QTL qualifying percentage will be communicated quarterly to the stockholders. Furthermore, the Portfolio may not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Office of Thrift Supervision and the National Credit Union Administration, respectively, and the Portfolio limits its investments to those permissible without limitation for Federal savings associations, national banks and Federal credit unions under current applicable regulations.

Mortgage-Related Securities

       "Mortgage-Related Securities" consist of high quality securities that directly or indirectly provide funds principally for residential mortgage loans made by home buyers in the United States and that represent interests in, or are collateralized by, pools of mortgage loans originated by private lenders that have been grouped by various governmental, government-related and private organizations. Most Mortgage-Related Securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The average maturity of Mortgage-Related Securities varies with the maturities of the underlying mortgage instruments and with the occurrence of unscheduled prepayments of those mortgage instruments.

       Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:

       - Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

       - Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of conventional residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Portfolio must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

       Mortgage-Related Securities include both fixed and adjustable rate mortgage securities ("ARMS"). Unlike fixed-rate mortgage securities, ARMS have periodic adjustments in the coupons on the underlying mortgages. The adjustable rate feature of the mortgages underlying the ARMS in which the Portfolio invests generally will help to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations to the extent that the Portfolio is invested in ARMS. As the interest rates on the mortgages underlying the Portfolio's investments in ARMS are reset periodically (generally one to twelve months but as long as five years), the yields of such Portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Portfolio to fluctuate less than it would if the Portfolio invested entirely in more traditional longer-term, fixed-rate debt securities.

       In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Portfolio has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. As a result, the Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, the Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Portfolio before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

       All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Portfolio. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

       If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

Collateralized Mortgage Obligations

       Mortgage-Related Securities also include debt obligations collateralized by the cash flows from mortgage loans, pools of mortgage loans or mortgage pass-through securities (often referred to as collateralized mortgage obligations or "CMOs"). CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as a real estate mortgage investment conduit ("REMIC") typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Portfolio will not invest in any class with residual characteristics. In addition, the Portfolio limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of Federal savings associations, national banks and Federal credit unions.

Other Eligible Investments

       In addition to Mortgage-Related Securities, Eligible Investments include:
       (1) certain U.S. Government or agency securities, certain of which are not backed by the full faith and credit of the U.S. Government (see the Statement of Additional Information), (2) investments in certificates of deposit or other time deposits or accounts of a commercial or savings bank or savings association whose deposits are insured by the Federal Deposit Insurance Corporation (an "FDIC Insured Institution"), including foreign branches of FDIC insured banks, (3) repurchase agreements collateralized by certain types of Eligible Investments of the Portfolio (see the Statement of Additional Information), or (4) bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of six months or less and the Portfolio's total investments in such acceptances of the same bank do not exceed 0.25% of such bank's total deposits. The Board of Directors has adopted operating policies to further restrict certain investments (see the Statement of Additional Information). When business or financial conditions warrant, the Portfolio may take a temporary defensive position and invest without limit in the foregoing investments.


When-Issued and Delayed Delivery Securities

       The Portfolio may purchase securities on a when-issued or delayed delivery basis, i.e., for delivery and payment at a future date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time of its delivery, a when-issued or delayed delivery security may be valued at less than the purchase price. The Portfolio will make commitments for such transactions only when it has the intention of actually acquiring the securities. If the Portfolio chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio investment, incur a gain or loss due to market fluctuation. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must set aside funds in a segregated account to pay for the purchase; and until acquisition, the Portfolio will not earn any interest on the security. The Portfolio may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Portfolio Turnover

       The Portfolio may engage in trading of its portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnover is set forth for certain periods in the table under "Financial Highlights."

Investment Limitations

       The Portfolio may not borrow except that it may borrow from banks for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. To the extent that borrowings exceed 5% of the Portfolio's net assets, such borrowings will be repaid before any investments are made.

       The Portfolio will not purchase any Mortgage-Related Securities or other Eligible Investments maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid Eligible Investments together with such repurchase agreements maturing in more than seven days.

       The Portfolio will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive purposes, be invested) or the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FUND AND PORTFOLIO INFORMATION

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Board of Directors

       The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, sponsor and administrator.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Portfolio are made by the Fund's investment adviser, Shay Assets Management Co. (the "Adviser"). The Adviser is responsible for placing purchase and sale orders for portfolio instruments. For its investment management services, the Adviser receives an annual fee from the Fund.

Advisory Fee Expenses

       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Adviser aggregate fees of 0.25% of the Portfolio's average net assets. The Adviser has agreed to reduce or waive (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary supplemental waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal year ended October 31, 1995, total expenses of the Portfolio were 0.53% of its average net assets, and no fees were waived.

Adviser's Background

       The Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers ("ACB").

       The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., Executive Vice President of the Adviser since 1990 and Vice President of the Fund since 1985. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

       The Adviser, with its principal office located at 111 East Wacker Drive, Chicago, Illinois 60601, is a registered investment adviser under the Investment Advisers Act of 1940 and is the investment adviser of the Fund's four other portfolios.

SPONSOR
--------------------------------------------------------------------------------

       The Portfolio's sponsor, Shay Financial Services Co. ("Sponsor"), is a general partnership that consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of ACB.

       The Sponsor performs certain distribution services for the Fund with respect to the Portfolio by informing eligible investors of the investment alternatives offered by the Portfolio through written materials, seminars and personal contacts. For its distribution services, the Sponsor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan").

Sponsorship Fee Expenses

       For the Fund's fiscal year ended October 31, 1995, the Fund paid the Sponsor a fee of 0.15% of the Portfolio's average net assets. The Sponsor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Sponsor. The Sponsor also currently receives similar 12b-1 fees for distribution services rendered to the Fund's four other portfolios. Although the Sponsor's fee is calculable separately with respect to each portfolio of the Fund and the Sponsor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Sponsor in excess of expenses for a given portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Sponsor's overhead expenses.

ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------

       PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolio. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1995, the Fund paid PFPC a fee of 0.03% of the Portfolio's average net assets for the above administrative services. PFPC is also the transfer and dividend agent for the Portfolio's shares.

CUSTODIAN
--------------------------------------------------------------------------------

       PNC Bank, Philadelphia, Pennsylvania, is the custodian of the Portfolio's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.

CALCULATION OF YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

       From time to time the Portfolio advertises its "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

       The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertise-
       ment). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

       The "total return" of the Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one year, five years, and ten years) assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Sponsor to reduce or waive their fees under certain circumstances may cause the Portfolio's yield and total return to be higher than they otherwise would be. See "Advisory Fee Expenses" and "Sponsorship Fee Expenses."

NET ASSET VALUE

       The Portfolio's net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued at market value or, if market quotations are not readily available, at fair value determined by the Board of Directors. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Directors determines that amortized cost represents fair value.

INVESTING IN THE PORTFOLIO

SHARE PURCHASES
--------------------------------------------------------------------------------


       To purchase shares of the Portfolio, investors may open an account by calling the Sponsor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolio may be made by telephoning the Sponsor.

       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and PNC Bank are both open for business.) Payment must be in the form of Federal funds. Wire transfer instructions for Federal funds should be as follows: PNC Bank, Philadelphia, PA, ABA-0310-0005-3; From: (Name of Investor); Account Number (Investor's account number with the Fund); For purchase of Asset Management Fund, U.S. Government Mortgage; Amount: $(Amount to be invested).

       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by PNC Bank by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by PNC Bank by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by PNC Bank by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.

       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.

       Any Federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability of the Fund, the Adviser or PNC Bank. If it is not possible to return such Federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.


MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

       The minimum initial investment in the Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------

       Portfolio shares are sold at their net asset value next determined after the purchase order becomes effective. There is no sales charge imposed by the Portfolio. The net asset value is determined at 4:00 P.M., New York City time, on each Business Day. Net asset value for purposes of pricing redemption orders is also determined at 4:00 P.M., New York City time, on any other day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").


CONFIRMATIONS
--------------------------------------------------------------------------------

       As transfer and dividend agent for the Portfolio, PFPC maintains a share account for each stockholder. Detailed confirmations of each purchase or redemption are sent to each stockholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS
--------------------------------------------------------------------------------

       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the Portfolio unless the stockholder requests cash payments by contacting the Sponsor.

       An investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day.


CAPITAL GAINS
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by the Portfolio are declared and paid once each year and reinvested in shares or, at the stockholder's option, paid in cash.

REDEEMING SHARES

       The Portfolio redeems shares at their net asset value next determined after the Sponsor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

       Stockholders may redeem their shares by telephoning the Sponsor on a Business Day. [Call (800) 527-3713.] The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time. This means that proceeds will normally be wired in Federal funds to the stockholder's bank or other account shown on the Fund's records the next Business Day, but in no case later than seven days. A stockholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time; however, the proceeds will normally be sent the second following Business Day. The stockholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

       Portfolio shares may also be redeemed by sending a written request to the Sponsor, 111 East Wacker Drive, Chicago, Illinois 60601, Attention: Asset Management Fund, Inc. If share certificates have been issued, they must be properly endorsed and guaranteed and be received by PFPC before the redemption will be effected.

Signatures

       Signatures on written redemption requests and share certificates must be guaranteed by:

       - a Federal Home Loan Bank; or
       - a savings association or a savings bank; or
       - a trust company or a commercial bank; or
       - a member firm of a domestic securities exchange or a registered securities association; or
       - a credit union or other eligible guarantor institution.

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Stockholders with questions concerning documentation should contact the transfer and dividend agent.

Receiving Payment

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Stockholders may exchange shares of the Portfolio with shares in another portfolio of the Fund by telephoning the Sponsor on a Business Day. [Call
       (800) 527-3713.] Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Stockholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other portfolio the next Business Day.

       An exchange between portfolios will normally involve realization of a capital gain or loss, since for Federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

       The Fund reserves the right to amend or terminate this privilege with notice to stockholders.

STOCKHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       The Fund has five Portfolios; the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio and five classes of shares, representing interests only in the corresponding portfolio and having equal voting rights within each class. Shares of the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio and the Intermediate Mortgage Securities Portfolio are offered by separate prospectus.

       The Fund's charter provides that on any matter submitted to a vote of stockholders, all shares, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only stockholders of the affected class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of stockholders be held upon the written request of stockholders holding not less than 10% of the issued and outstanding shares of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

       The Portfolio has not been required to pay Federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. The Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of stockholders.

       The Fund intends to distribute all of the net income and any gains of the Portfolio to stockholders. Unless otherwise exempt, stockholders are required to pay Federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to stockholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

--------------------------------------------------------------------------------

SPONSOR                                                  DIRECTORS AND OFFICERS
Shay Financial Services Co.                              Arthur G. De Russo
111 East Wacker Drive                                    Director
Chicago, Illinois 60601
                                                         Wendell L. Evans, Jr.
INVESTMENT ADVISER                                       Director
Shay Assets Management Co.
111 East Wacker Drive                                    David F. Holland
Chicago, Illinois 60601                                  Director


ADMINISTRATOR AND TRANSFER                               Leon T. Kendall
AND DIVIDEND AGENT                                       Director and Chairman


PFPC Inc.                                                Gerald J. Levy
103 Bellevue Parkway                                     Director
Wilmington, Delaware 19809
                                                         Rodger D. Shay
LEGAL COUNSEL                                            President and Director

Vedder, Price, Kaufman & Kammholz                        Edward E. Sammons, Jr.
222 North LaSalle Street                                 Vice President, Treasurer
Chicago, Illinois 60601                                  and Secretary

CUSTODIAN                                                Doris J. Pavel
                                                         Assistant Secretary
PNC Bank
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

________________________________________________________________________________
________________________________________________________________________________



                      STATEMENT OF ADDITIONAL INFORMATION


________________________________________________________________________________




                             MONEY MARKET PORTFOLIO
             (previously named the Short-Term Liquidity Portfolio)
                                      and
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
          (previously named the Intermediate-Term Liquidity Portfolio)
                          ASSET MANAGEMENT FUND, INC.
                111 East Wacker Drive, Chicago, Illinois  60601



      The Money Market Portfolio and the Short U.S. Government Securities Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund, Inc. (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.


      This Statement of Additional Information is not a prospectus and should be read in conjunction with each Portfolio's Prospectus, dated March 1, 1996 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.




________________________________________________________________________________
________________________________________________________________________________






            The date of this Statement of Additional Information is
                                 March 1, 1996.

      Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.



                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                         AND THEIR INVESTMENT POLICIES

      Under current OTS Regulations and the policies adopted by the Board of Directors of the Fund, Eligible Investments for each Portfolio include those described in the Prospectus, together with the following, as long as principal and interest on such Eligible Investments are not in default:

      Time deposits (negotiable and non-negotiable) in a Federal Home Loan Bank, the Bank for Savings and Loan Associations, Chicago, Illinois or the Savings Banks Trust Company, New York, New York.

      Repurchase Agreements. If the seller defaults in its obligation to repurchase from either Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement. Each Portfolio enters into repurchase agreements with primary government securities dealers or with FDIC Insured Institutions (see "FDIC Insured Institutions" in this Statement of Additional Information).

      Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits involves somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include future political and economic developments, the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits or the possible adoption of foreign governmental restrictions, such as exchange controls.

      FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single Institution, and any such excess and any interest on the investment would not be so insured. In addition, repurchase agreements with, and loans of Federal funds and other day(s) funds to, FDIC Insured Institutions, and deposits in foreign branches of FDIC insured banks, are not insured by the Federal Deposit Insurance Corporation.

      The Money Market Portfolio will invest in Eligible Investments issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, are purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended, or (iii) if unrated, is deemed to be of comparable quality in the opinion of the Portfolio's Investment Adviser under procedures approved by, and under the general supervision of, the Board of Directors of the Fund. Additionally, if an Institution is rated only by one NRSRO in the highest category, the investment must be approved or ratified by the Board of Directors. The Money Market Portfolio will enter into repurchase agreements with an FDIC Insured Institution only if such Institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if unrated, is deemed to be of comparable quality in the opinion of the Portfolio's Investment Adviser under the general supervision of the Fund's Board of Directors.

      The Short U.S. Government Securities Portfolio (the "Short Government Portfolio") will invest in Eligible Investments issued by, and will enter into repurchase agreements with, an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Directors of the Fund.

      It is the Fund's policy that the status of an FDIC Insured Institution as a present or potential stockholder of the Fund will not be considered as a factor in favor of either Portfolio's investing in any deposit or account of such Institution.

      Other Current Policies. Under current policies of the Board of Directors, the Fund has adopted certain voluntary restrictions with respect to each Portfolio's Eligible Investments. These restrictions:

             (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

             (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation;

             (3) prohibit investments in reverse repurchase agreements until such time as Federal credit unions may invest in them without limitation;

             (4) limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these latter investments for Federal credit unions is clarified; and

             (5) prohibit loans of Federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

      Although these restrictions are not fundamental policies of the Fund and may be changed without stockholder vote, the Fund will not alter these restrictions without notice to stockholders.

      See "Investment Restrictions" in this Statement of Additional Information for a description of additional investment restrictions of the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

      The Fund believes that shares of the Money Market Portfolio qualify as "short-term liquid assets" and that shares of both Portfolios qualify as "liquid assets" under Sections 566.1(h) and 566.1(g), respectively, of the OTS Regulations, and as investments not subject to percentage of assets limitations under Section 5(c)(1)(Q) of the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder governing investments by "Federal savings associations," as defined in such Act. Thus, investments in shares of the Portfolios can be utilized to satisfy the liquidity requirements of the OTS Regulations. In addition, the Portfolios' shares are eligible for purchase by national banks and Federal credit unions without limitation under applicable Federal law.

      The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, or (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which
(i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of stockholders of each Portfolio.

                        DIVIDENDS, DISTRIBUTIONS, YIELD
                          AND TOTAL RETURN QUOTATIONS

      Dividends on shares of the Portfolios are paid monthly on the first Business Day of each month.

      The Fund seeks to maintain for the Money Market Portfolio a net asset value of $1.00 per share for purchases and redemptions. In order to effectuate this policy, the Fund may, under certain circumstances, withhold dividends or make distributions from capital or capital gains.


      Net income of the Money Market Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) plus all realized net short-term gains, if any, on portfolio securities, (iii) less the accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share, based on its relative net asset value in relation to that of the Short Government Portfolio for the applicable period, of the fees payable to the Fund's sponsor) and the general expenses of the Fund prorated on the basis of relative net asset value of the Portfolio in relation to the net asset value of the Fund's other portfolios applicable to that period.



      The Money Market Portfolio's seven-day yield and seven-day effective yield for the period ended October 31, 1995, were 5.42% and 5.57%, respectively. Without fee waivers, the seven-day yield would have been 5.27%, and the seven-day effective yield would have been 5.41%. The seven-day yield was calculated by dividing the aggregate net income per share for dividend purposes (excluding, however, any realized gains or losses) for the seven-day period by the average net asset value per share for such period and multiplying this return by 365/7. The seven-day effective yield was calculated similarly, but, when annualized, all income earned over the seven-day period was assumed to be reinvested.


      From time to time in sales literature, the Money Market Portfolio may quote a yield for a period either less than or greater than seven days. Any quotation of yield for a period of either less than or greater than seven days will identify the length of and the date of the last day in the base period used in computing that quotation. Any such quotation will also include the seven-day yield and effective yields of the same day.

      From time to time the Money Market Portfolio may also compare its performance to the interest rates payable on U.S. Treasury bills and notes or on appropriate short-term obligations of U.S. Government agencies and instrumentalities, including those issued by the Federal National Mortgage Association and the Federal Home Loan Bank, the advance rates quoted by a Federal Home Loan Bank and the Student Loan Marketing Administration, to the Federal funds rate, i.e. the interest rate payable on interbank overnight loans, to appropriate averages as reported by Lipper Analytical Services, Inc., Investment Company Data, Inc., Morningstar Inc. and the Donoghue Organization, Inc. and/or to other appropriate measures.

      Net income of the Short Government Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of
(i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less the accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share, based on its relative net asset value in relation to that of the Money Market Portfolio for the applicable period, of the fees payable to the Fund's sponsor) and the general expenses of the

Fund prorated on the basis of relative net asset value of the Portfolio in relation to the net asset value of the Fund's other portfolios applicable to that period.


      For the 30-day period ended October 31, 1995, the Short Government Portfolio's annualized yield was 5.34%. The average annual total rates of return for the periods ended October 31, 1995 were as follows:



          One year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8 .94%
          Five years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                     7 .17%
          Ten years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7 .88%



          The annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1995. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.


          The total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

          From time to time, the Short Government Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "divided distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

          From time to time, the Short Government Portfolio's performance may be compared to the rates and returns payable on U.S. Treasury notes and on obligations of U.S. agencies and instrumentalities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Bank, to the Federal funds rate, to the advance rates quoted by a Federal Home Loan Bank, to the Lehman Brothers Short/Intermediate Term U.S. Treasury and Government Bond Indices, including the Lehman Mutual Fund Short U.S. Treasury and Short U.S. Government Indices, also to the Lehman Mutual Fund General U.S. Treasury Index, Lehman Mutual Fund General U.S. Government Index and Lehman Mutual Fund Short
(1 - 2 and 1 - 3 years) U.S. Government Indices; to the Merrill Lynch U.S. Treasury Indices, including the U.S. Treasury (all maturities), the U.S. Treasury Short-Term (1-2.99 years), the U.S. Treasury Intermediate-Term
(3-4.99 years and 5-6.99 years) Indices;

to the Salomon Brothers Treasury Indices, including the Treasury Index (all maturities) and the Treasury (1-3 years, 1-5 years, and 3-7 years) Indices, to the Salomon Government Sponsored Indices, including the Government Sponsored (all maturities) and Government Sponsored (1-3 years and 3-7 years) and to the Salomon Government (all maturities) and Salomon Government (1-10 years) Indices and to other appropriate indices of Lehman, Merrill Lynch or Salomon. The Short Government Portfolio's performance also may be compared to that of other funds through ratings or rankings or appropriate averages based on specified factors over specified periods of time reported or published by such entities as AMG Data, Barron's, Business Week, Chicago Tribune, CDA Investment Technologies, Inc., Changing Times, Consumer Reports, Crain's Chicago Business, the Donoghue Organization, Inc., The Economist, Financial Times, Forbes, Fortune, Futures, Income Opportunities, Investment Advisor, Investment Company Data, Inc., Kiplinger's Personal Finance, Lipper Analytical Services, Inc., Media General Financial Services, Money, Morningstar, Inc., Mutual Fund Market News, Newsweek, The New York Times, No-Load Fund Investor, Smart Money, Standard & Poor's, Strategic Data, Success, Time, U.S. News and World Report, USA Today, Value Line, The Wall Street Journal, and Worth magazine.


                             MANAGEMENT OF THE FUND

Directors and Officers

      Directors and Officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Name and Address                                    Position with Fund
----------------                                    ------------------

ARTHUR G. DE RUSSO (Age 75)                         Director
5397 S.E. Major Way
Stuart, FL  34997


Principal Occupations During Past Five Years and Prior Relevant Experience:

Chief Executive Officer, Eastern Financial Federal Credit Union from 1974 to 1992; Chairman and Director, First Credit Union Trust Co., Inc. from 1988 to 1992; President of the Airline Credit Union Conference in 1991; Director, Honor ATM Network, Florida from 1985 to 1990.


WENDELL L. EVANS, JR. (Age 64)                      Director
101 Rainbow Drive
Livingston, TX  77351

Principal Occupations During Past Five Years and Relevant Business Experience:
-----------------------------------------------------------------------------

Chief Executive Officer and Owner, PrimeWest Financial (formerly AmeriWest Financial) since 1983; Chairman of the Board and Chief Executive Officer, Mutual Savings Bank, f.s.b. from 1990 through 1994; Chairman of the Board, President and Chief Executive Officer, Missouri Savings Association from 1989 to 1990; and Chairman, President and Chief Executive Officer, Washington Federal Savings Bank from 1986 to 1988. Member of Texas and Missouri Bar Associations.


DAVID F. HOLLAND* (Age 54)                              Director
17 New England Executive Park
Burlington, MA  01803


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------


Chairman of the Board since 1989 and since 1986 President and Chief Executive Officer, Boston Federal Savings Bank; previously Director of the Fund from 1988 to 1989; Chairman of Community Bankers Service Corp. and Director of ACB Investment Services, Inc.; Director of the Federal Home Loan Bank of Boston 1989 to 1994 and Vice Chairman 1992 to 1994; and Vice President Thrift Industry Advisory Council.



LEON T. KENDALL (Age 67)                                Director and Chairman
250 East Kilbourn                                       of the Board
Milwaukee, WI  53202


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------


Professor of Finance and Real Estate, Kellogg School of Management, Northwestern University since 1988; Director and Chairman of the Board, Mortgage Guaranty Insurance Corp. and Director and Vice Chairman of MGIC Investment Corporation until 1989. Public Director, Chicago Board Options Exchange since 1992; Director of Universal Foods since 1985; Director of the Federal Reserve Bank of Chicago from 1981 to 1986; and Director of Avatar Corporation since 1982.




GERALD J. LEVY (Age 64)                          Director
4000 W. Brown Deer Road
Milwaukee, WI  53209


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------

Chairman and Chief Executive Officer, Guaranty Bank, S.S.B. since 1984 (from 1959 to 1984, he held a series of officer's positions, including President). Immediate Past Chairman, from 1986 to 1987, United States League of Savings Institutions; Director of FIserv, Inc. since 1986; Director since 1995 of the Republic Mortgage Insurance Company; previously, Chairman,

Savings & Loan Review Board of Wisconsin and Past President, Wisconsin League of Financial Institutions; Director of the Federal Asset Disposition Association from 1986 to 1989; and, previously Director and Vice Chairman, Federal Home Loan Bank of Chicago and member of Advisory Committee of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation.




RODGER D. SHAY* (Age 59)                         Director and President
9200 South Dadeland Boulevard
Miami, FL  33156


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------

President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. since 1990 and President and Director of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. since 1990 and President and Director of the managing partner of the Sponsor, Shay Financial Services, Inc., since 1990. Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc., the Fund's prior sponsor; Director from 1985 to 1991, and Executive Vice President from 1989 to 1992, USL Assets Management, Inc., the Fund's prior investment adviser (previously Vice Chairman from 1986 to 1989 and President, including of a predecessor, from 1981 to 1986). Vice President since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Director, First Home Savings Bank, S.L.A. since 1990; previously Director, Asset Management Fund, Inc., from 1985 to 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. Previously, employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.




EDWARD E. SAMMONS, JR.                                Vice President,
111 East Wacker Drive                                 Treasurer and
Chicago, IL  60601                                    Secretary


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------

Executive Vice President and member of the Managing Board of Shay Assets Management Co. since 1990 and Executive Vice President of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. Executive Vice President and member of the Managing Board of Shay Financial Services Co. since 1990 and Executive Vice President of the managing partner of the Sponsor, Shay Financial Services, Inc., since 1990. President, USL Assets Management, Inc., the Fund's prior investment adviser, from 1986 to 1992 (previously Senior Vice President, including of a predecessor, from 1983 to 1986) and a Director from 1989 to 1991. Executive

Vice President from 1990 to 1992 and a Director from 1990 to 1991 of U.S. League Securities, Inc., the Fund's prior sponsor. Vice President and
Secretary since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Vice President, from 1987 to 1990, Advance America Funds, Inc.
Previously, Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.


DORIS J. PAVEL                                        Assistant Secretary
111 East Wacker Drive
Chicago, IL  60601

Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------

Assistant Secretary, Asset Management Fund, Inc. since 1993. Administrative Manager, ACB Investment Services Co. since 1993 and previously administrative assistant for several affiliated firms since 1987.


      Officers or interested directors of the Fund also may hold positions as directors or officers of other affiliated entities of the Adviser, Sponsor or America's Community Bankers.

      The Fund will pay $7,500 per annum in compensation to directors who are not officers or employees of the Sponsor or the Adviser. In addition, each director who is not such an officer or employee will receive $1,500 for each meeting of the Board of Directors and $1,000 for each meeting of any committee thereof attended and will be reimbursed for out-of-pocket expenses incurred in attending such meetings. Directors who are officers or employees of the Sponsor or the Adviser receive no compensation for their services as directors of the Fund, but will be reimbursed by the Fund for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof.



      The following table sets forth the compensation earned by directors from the Fund for the fiscal year ended October 31, 1995:



                                                               Pension or
                                                               Retirement      Estimated
                                                                Benefits         Annual
                                            Aggregate          Accrued as       Benefits
                                           Compensation       Part of Fund        Upon            Total
               Director                   from the Fund         Expenses       Retirement     Compensation
               --------                   -------------       ------------     ----------     ------------
 Arthur G. DeRusso . . . . . . . .     $19,375                     0               0          $19,375

 Wendell L. Evans, Jr. . . . . . .      16,375                     0               0           16,375

 David F. Holland  . . . . . . . .      16,375                     0               0           16,375

 Leon T. Kendall . . . . . . . . .      19,375                     0               0           19,375

 Gerald J. Levy  . . . . . . . . .      16,375                     0               0           16,375

                The following table provides certain information at January 31, 1996 as to the Portfolio with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Money Market Portfolio and the Short Government Portfolio:



                                                                Percent of
Name and                                                        Portfolio's
address of                                                      outstanding
beneficial owner                            Number of Shares    common stock
----------------                            ----------------    ------------
Money Market Portfolio:

Eagle Federal Savings Bank                     50,000,000       42.98%
10 Main Street
Bristol, CT 06010

First Defiance Financial Corp.                 12,000,000       10.32%
601 Clinton Street
Defiance, OH 43512

Highland Federal Bank                          12,000,000       10.32%
6301 N. Figueroa Street
Los Angeles, CA 90042

Shay Government Securities Co.                  6,863,424        5.90%
111 East Wacker Drive
Chicago, IL  60601


Short Government Portfolio:

Calumet Federal Savings & Loan                  1,472,234        8.63%
  Association
1350 East Sibley Blvd.
Dolton, IL  60419

First Federal Savings &                         1,293,752        7.59%
  Loan Association
320 East Main Street
Lincolnton, NC  28092

Intrust Bank, N.A.
Transco & Co. - Trust Division                  3,909,949       22.93%
105 North Main Street
Wichita, KS  67201









      As of January 31, 1996, one of the directors had, through the institutions he serves as an officer, shared voting and investment power over 7,000,000 shares (6.34%) of the Money Market Portfolio. None of the Directors had, as of January 31, 1996, through the financial institutions for which they serve as officers, voting and investment power over any shares of the Short Government Portfolio.




                      INVESTMENT ADVISER AND ADMINISTRATOR

      The investment adviser of the Fund is Shay Assets Management Co. (the "Adviser"), an Illinois general partnership. The Adviser, with its principal office at 111 East Wacker Drive, Chicago, Illinois 60601, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.


      The Adviser consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund and a Director. ACB Assets Management, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of America's Community Bankers ("ACB").



      The Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), as amended, will remain in effect as to each Portfolio until March 1, 1997 and shall continue from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio or by the Fund's Board of Directors. The Advisory Agreement must also be approved annually by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All directors' votes must be cast in person at a meeting called for the purpose of voting on such approval.



      As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Money Market Portfolio: 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.125% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1 billion. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This supplemental waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1995, 1994 and 1993 the Fund paid the Adviser fees of $0 (net of fee waivers of $62,352), $81,334 (net of fee waivers of $9,542) and $164,922, respectively, with respect to the Money Market Portfolio.



      As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Short Government Portfolio: 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.175% per annum of the next $500 million of such net assets; plus 0.125% per annum of the next $500 million of such assets; plus 0.10% per annum of such net assets over $1.5 billion. For the Fund's fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Adviser fees of $409,187, $533,229 and $447,240, respectively, with respect to the Short Government Portfolio.


      The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under the Advisory Agreement.

      The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

      The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, David Adamson, James D. Bennett, Richard Blackburn, Rodger D. Shay, Jr. and Gregory J. Wisniewski. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.


DAVID ADAMSON
9200 South Dadeland Boulevard
Suite 812
Miami, Florida  33156

Senior Vice President, Shay Assets Management, Inc., managing partner of the Adviser, since 1994 and previously Vice President from 1991 to 1993 and Portfolio Manager of the Adviser and its predecessor since 1987. Mr. Adamson also served as Portfolio Manager of Advance America Funds, Inc., from 1987 to 1990. Mr. Adamson received a Master of Business Administration, with a major in Finance, from Southern Methodist University in 1987 and in 1986 received a Bachelor of Business Administration, also with a major in Finance, from the same university.

JAMES DOUGLAS BENNETT
111 East Wacker Drive
Chicago, Illinois 60601


Vice President, Shay Assets Management, Inc., managing partner of the Adviser, since 1993 and Portfolio Manager of the Adviser since 1992. Since 1989, he has been employed by ACB Investment Services Co. and its predecessor, primarily as a financial analyst and consultant. From 1986 to 1988, he was Vice President of Investments for Uptown Federal Savings, F.A., Niles, Illinois and from 1985 to 1986, he served as Vice President of Investments for German American Bank, Jasper, Indiana. Previously, he was associated with F.I.I.S. in Merriam, Kansas as a portfolio manager and with Bank One, Richmond, Indiana as Assistant Vice President of Investments. Mr. Bennett received a Bachelor of Science, with a major in Finance, from Miami University.



RICHARD BLACKBURN
111 East Wacker Drive
Chicago, IL  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1991. From 1982 to 1991, he was employed by the Fund's Sponsor (see "Sponsor" below), its predecessor, and an affiliate, U.S. League Investment Services, Inc., primarily as an account executive and financial consultant. From 1979 to 1982, he was employed by Harris Trust & Savings Bank. With approximately twenty-five years of experience in the securities industry, his previous employers also include Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
9200 South Dadeland Boulevard
Suite 812
Miami, FL  33156

Senior Vice President since 1994, Shay Assets Management, Inc., managing partner of the Adviser, and Vice President from 1991 to 1993, and Portfolio Manager of the Adviser since 1991. Senior Vice President of Shay Financial Services, Inc., managing partner of the Fund's Sponsor (see "Sponsor" below), since 1994, previously Vice President from 1991 to 1993. President of Shay Financial Group Inc. from 1988 to 1990. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc. from 1981 to 1988, where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.


GREGORY J. WISNIEWSKI
111 East Wacker Drive
Chicago, Illinois  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1994. From 1990 to 1994, Vice President, managing partner of the Fund's Sponsor (see "Sponsor" below) and of an affiliate, Shay Government Securities Co., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp. Mr. Wisniewski received a Bachelor of Arts in Economics from the University of Michigan and a Master of Business Administration from the University of Detroit.

      The Fund's administrative agent (the "Administrator") with respect to each Portfolio is PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp. Pursuant to the terms of the Restated Administration Agreement (the "Administration Agreement") dated as of March 1, 1991, as amended, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Sponsor, its custodian or its transfer and dividend agent, (ii) providing the Portfolios with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to stockholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.


      As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each of the Money Market Portfolio and the Short Government Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; plus 0.02% per annum of the next $1 billion of net assets; plus 0.01% per annum of the Portfolio's net assets over $2 billion, with a minimum annual fee not to exceed $393,200 for all the Fund's portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net asset values. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Administrator fees pursuant to the Administration Agreement of $12,578, $18,476 and $34,469, respectively, for the Money Market Portfolio.
For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Administrator fees pursuant to the Administration Agreement of $49,639, $64,677 and $55,028, respectively, with respect to the Short Government Portfolio.


      The Fund is responsible for the payment of its expenses. Such expenses with respect to each Portfolio include, without limitation, the fees payable to the Adviser, the Administrator and the Sponsor (see "Sponsor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of the Portfolio, filing fees for the registration or qualification of the shares in the Portfolio under Federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, each Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the stockholders of each Portfolio and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's directors and officers who are not affiliated with the Adviser, the Administrator, the transfer and dividend agent or the Sponsor, and extraordinary expenses incurred by the Fund with respect to each Portfolio.

                                    SPONSOR

      The sponsor of the Fund is Shay Financial Services Co. (the "Sponsor"), an Illinois general partnership. The Sponsor is a registered broker-dealer.


      The Sponsor consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of ACB, the trade association representing savings institutions in the United States.



      As compensation for distribution services, the Fund pays the Sponsor a fee, payable monthly, with respect to the Portfolios at the rate of 0.15% per annum of the combined average daily net assets of both Portfolios up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Portfolios based on relative average net asset values.



      For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Sponsor fees pursuant to the Rule 12b-1 plan, as in effect, of $62,352, $90,876 and $164,922, respectively, with respect to the Money Market Portfolio. For the fiscal years ended October 31, 1995, 1994 and 1993 the Fund paid the Sponsor fees pursuant to the Rule 12b-1 plan, as in effect, of $245,512, $319,937 and $268,344, respectively, with respect to the Short Government Portfolio. The Sponsor is obligated under the Rule 12b-1 Agreement with the Fund to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Sponsor in connection with the offering of the shares of the Portfolios for sale to investors.



      The Fund has been informed by the Sponsor that during its fiscal year ended October 31, 1995, of the $307,864 fee received by the Sponsor from the Fund with respect to the Portfolios, the following expenditures were made:



         Advertising and promotion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   9,132
         Printing of prospectus for other
           than current stockholders and
           printing of other sales materials  . . . . . . . . . . . . . . . . . . . . . . . . .          6,442
         Postage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,828
         Compensation to underwriters and dealers . . . . . . . . . . . . . . . . . . . . . . .            ---
         Employee compensation and costs  . . . . . . . . . . . . . . . . . . . . . . . . . . .        469,812
         Staff travel and expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         31,165
         Rent and office expense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        122,586
         Professional fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         26,847
         Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            148
                                                                                                       -------

                                           Total  . . . . . . . . . . . . . . . . . . . . . . .       $669,960
                                                                                                      ========


      No "interested person" of the Fund, other than any officer or director of the Fund who is affiliated with the Sponsor or its affiliates, or any director of the Fund who is not an

"interested person" of the Fund, has any direct or indirect financial interest in the operation of the Fund's agreement with the Sponsor.


      The Fund's Rule 12b-1 Agreement with the Sponsor, as amended, will continue in effect until March 1, 1997 and from year to year thereafter, subject to termination by the Fund or the Sponsor as hereinafter provided, if approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Rule 12b-1 Agreement requires the Fund's Board of Directors to make a quarterly review of the amount expended under the agreement and the purposes for which such expenditures were made. The Rule 12b-1 Agreement may not be amended to increase materially the amount paid by the Fund thereunder without stockholder approval. All material amendments to the Rule 12b-1 Agreement must be approved by the Fund's Board of Directors and by the "disinterested" directors referred to above. The Rule 12b-1 Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's directors who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio affected thereby on 60 days' written notice to the Sponsor, or by the Sponsor on 90 days' written notice to the Fund.



                        DETERMINATION OF NET ASSET VALUE

      With respect to the Money Market Portfolio, the Fund relies on an exemptive rule (Rule 2a-7) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Portfolio's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Directors of the Fund has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each stockholder's interest in the Portfolio and that the Portfolio will continue to use such method only so long as the Board of Directors believes that it fairly reflects the value of each stockholder's interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of thirteen months or less only, and invest only in securities determined by the Board of Directors to be of eligible quality with minimal credit risks. (See rating requirements under "FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the price per share of shares of the Money Market Portfolio as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Directors, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Money Market Portfolio's investment adviser has been delegated the authority to determine the market values of the securities held by the Portfolio through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Directors.

      The extent of any deviation between the net asset value per share of the Money Market Portfolio based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to investors or existing stockholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

      For purposes of determining the net asset value per share of the Short Government Portfolio, its investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service or directly by market makers for such securities. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Directors and may include matrix pricing systems. Short- term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Directors will review valuation methods regularly for the Short Government Portfolio in order to determine their appropriateness.

                                     TAXES

      Each of the Fund's portfolios, including these Portfolios, is treated as a separate corporation for Federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each portfolio separately, rather than to the Fund as a whole. In addition, net short-term capital gains and losses, net investment income, and operating expenses are determined separately for each portfolio.

      Each Portfolio intends to meet the requirements for qualifying as a regulated investment company. In order to so qualify the Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash, Government securities and other securities, including loans of Federal Funds for the Money Market Portfolio only, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities); (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities; and (c) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months. If each Portfolio qualifies as a regulated investment company, it will not be subject to Federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

      Dividends of the Money Market Portfolio's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash.

      Dividends of the Short Government Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to stockholders as ordinary income whether reinvested in shares or paid in
cash.   Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to stockholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate stockholders (including long-term capital gain distributions by the Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual stockholders (including long-term capital gain distributions by the Portfolio) are taxed at a maximum rate of 28%.

      Because none of either Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term capital gains will not qualify for the dividends received deduction available to corporations.

      Gain or loss realized upon a sale or redemption of shares of the Short Government Portfolio by a stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a stockholder upon the sale of shares in the Short Government Portfolio held six months or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the stockholder with respect to such shares.

      Any capital gains distribution received shortly after the purchase of shares of the Short Government Portfolio reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the stockholder. If the net asset value of shares of the Short Government Portfolio were reduced below the stockholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

      Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by stockholders on December 31 of the calendar year in which declared. Under this rule, therefore, a stockholder may be taxed in one year on dividends or distributions actually received in January of the following year.

      Dividends and distributions may be subject to state and local taxes.


                             PORTFOLIO TRANSACTIONS


      Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1995, the Fund paid no brokerage commissions for either Portfolio. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.


      Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase or reverse repurchase agreements with, the Adviser or any of its affiliates.

      Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Directors of the Fund and in a manner deemed fair and reasonable to stockholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.

      Investment decisions for each portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.


                            INVESTMENT RESTRICTIONS

      The Fund has adopted the following investment restrictions for each Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for each Portfolio. Accordingly, each Portfolio may not:

      (1) Purchase securities other than Eligible Investments. In the event that the OTS Regulations (as defined in the Prospectus) are amended to remove assets from the list of assets which qualify as Eligible Investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, such additional qualifying assets will also constitute Eligible Investments and the Portfolio will be free to make investments therein.

      (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

      (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days if, as a result, more than 10% of the market value of its total assets would be invested in such repurchase agreements and such other illiquid investments.

      (4) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

      (5) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of its net assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5).

      (6) Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.

      (7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

      (8) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

      (9) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

      For purposes of investment restrictions (2) and (6) above as applicable to the Money Market Portfolio, the Fund considers loans of Federal funds to be cash equivalents and not securities for purposes of diversification.


                  ORGANIZATION AND DESCRIPTION OF FUND SHARES

      The authorized capital stock of the Fund consists of five classes of common stock, par value $.001 per share, as follows: (i) Money Market Portfolio -- 4.0 billion shares, (ii) Short Government Portfolio -- 500 million shares, (iii) U.S. Government Mortgage Securities Portfolio -- 500 million shares, (iv) Intermediate Mortgage Securities Portfolio -- 500 million shares, and (v) Adjustable Rate Mortgage (ARM) Portfolio -- 500 million shares. The shares of each class represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of common stock of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the stockholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent accountants and the election of directors from the separate voting requirements of the Rule.


                      COUNSEL AND INDEPENDENT ACCOUNTANTS

      Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.


      Coopers & Lybrand L.L.P. have been selected as the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1995 (see "Financial Statements" below) have been so incorporated in reliance on the report of Coopers & Lybrand L.L.P., given on the authority of such firm as experts in accounting and auditing.


                              GENERAL INFORMATION

      The Fund sends to all of the stockholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by the Portfolio, and, for annual reports, audited financial statements of each Portfolio.

      As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from stockholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of stockholders is not required to be held in any year in which none of the following is required to be acted on by stockholders pursuant to the 1940
Act:  election of directors; approval of the investment advisory agreement;

ratification of the selection of independent public accountants; and approval of a distribution agreement.

      In January 1984, the Fund changed its name from Liquidity Fund for Thrifts, Inc. to Asset Management Fund for Savings Institutions, Inc. In February 1990, the Fund changed its name from Asset Management Fund for Savings Institutions, Inc. to Asset Management Fund for Financial Institutions, Inc.
In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. In September 1994, the Money Market Portfolio changed its name from Short-Term Liquidity Portfolio to its present name and the Short Government Portfolio changed its name from Intermediate-Term Liquidity Portfolio to its present name.


      Each Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

      Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

      The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1995 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

                 ___________________________________________________
                 ___________________________________________________


                                  TABLE OF CONTENTS

                                                                PAGE

                 THE FUND'S OBJECTIVE, THE PORTFOLIOS
                            AND THEIR INVESTMENT POLICIES  . .     2

                 PURCHASE AND REDEMPTION OF SHARES . . . . . .     4

                 DIVIDENDS, DISTRIBUTIONS, YIELD
                             AND TOTAL RETURN QUOTATIONS . . .     4

                 MANAGEMENT OF THE FUND  . . . . . . . . . . .     7

                 INVESTMENT ADVISER AND ADMINISTRATOR  . . . .    12


                 SPONSOR . . . . . . . . . . . . . . . . . . .    16



                 DETERMINATION OF NET ASSET VALUE  . . . . . .    18



                 TAXES . . . . . . . . . . . . . . . . . . . .    19



                 PORTFOLIO TRANSACTIONS  . . . . . . . . . . .    21


                 INVESTMENT RESTRICTIONS . . . . . . . . . . .    22


                 ORGANIZATION AND DESCRIPTION OF FUND SHARES .    23


                 COUNSEL AND INDEPENDENT ACCOUNTANTS . . . . .    24



                 GENERAL INFORMATION . . . . . . . . . . . . .    24



                 FINANCIAL STATEMENTS  . . . . . . . . . . . .    25

                 ___________________________________________________
                 ___________________________________________________
                 ___________________________________________________
                 ___________________________________________________



                             MONEY MARKET PORTFOLIO

                                      and

                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO




                          Asset Management Fund, Inc.



                            ________________________




                            STATEMENT OF ADDITIONAL

                                  INFORMATION




                                 March 1, 1996



                            ________________________
              ___________________________________________________
              ___________________________________________________

________________________________________________________________________________
________________________________________________________________________________



                      STATEMENT OF ADDITIONAL INFORMATION


________________________________________________________________________________

                   ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO,
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                                      and
                 U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
        (previously named the Mortgage Securities Performance Portfolio)
                          ASSET MANAGEMENT FUND, INC.
                 111 East Wacker Drive, Chicago, Illinois 60601



     The Adjustable Rate Mortgage (ARM) Portfolio (the "ARM Portfolio"), the Intermediate Mortgage Securities Portfolio (the "Intermediate Mortgage Portfolio") and the U.S. Government Mortgage Securities Portfolio (the "U.S. Government Mortgage Portfolio") (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund, Inc. (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with each Portfolio's Prospectus, dated March 1, 1996 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.




________________________________________________________________________________
________________________________________________________________________________



              The date of this Statement of Additional Information

                               is March 1, 1996.

     Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                         AND THEIR MANAGEMENT POLICIES

Mortgage-Related Securities

     Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

     The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

     Each Prospectus indicates that U.S. Mortgage-Related Securities may be classified into two principal categories, based on whether the issuer or guarantor of the security or the underlying collateral is a governmental entity, such as GNMA, or a government-related entity, such as FNMA and FHLMC. In addition, private Mortgage Related-Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. The following information supplements that in each Prospectus concerning certain of these issuers:

     FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which include Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio.

     With respect to private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies. Additionally, securities issued by private organizations may not be as liquid as those with direct or indirect governmental guarantees.

     Each Portfolio may only invest in private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments to be Eligible Investments for Federal savings associations under the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder. Eligible Investments include "mortgage-related securities" as that term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, subject to any OTS Regulations, and securities offered and sold pursuant to
Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (A) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, on a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a Federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (B) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by Federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

Adjustable Rate Mortgage Securities

     The interest rates paid on the mortgages underlying the ARMS in which the Portfolios invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

     The underlying mortgages that collateralize the ARMS in which the Portfolios invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down per reset or adjustment interval and over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Collateralized Mortgage Obligations

     CMOs and REMICs that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

Balloon Securities

     Balloon Securities ("Balloons") are generally Government-related Mortgage-Related Securities issued by FHLMC or FNMA representing interests in pools of balloon mortgages with 5-year or 7-year maturities. Balloons can also be privately issued. Balloon mortgages may include a provision allowing the homeowner to refinance prior to maturity with a fixed-rate loan.

     The principal risk associated with an investment in Balloons would be from a shorter than expected life during a period of declining interest rates. In this case, proceeds might be reinvested at a lower rate of interest than anticipated.

     The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering investment opportunities in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than has previously been customary. As new types of Mortgage-Related Securities are developed and offered to investors, each Portfolio will, consistent with the Fund's investment objective and each Portfolio's policies, consider making investments in such new types of securities upon notice to current stockholders.

Other Eligible Investments

     "Eligible Investments" for each Portfolio consist of all those investments qualifying for direct investment by Federal savings associations without limitation as to percentage of assets under Section 5(c) of the Home Owners' Loan Act of 1933 and the OTS Regulations thereunder, each as in effect from time to time, and which, in accordance with such Regulations, may be included in the portfolio of an open-end management investment company the shares of which qualify for investment by Federal savings associations under Section 5(c)(1)(Q) of such Act and the OTS Regulations.

     The following information supplements the discussion in each Prospectus concerning other Eligible Investments:

     U.S. Government or Agency Securities. Each Portfolio may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored agency. These include obligations issued by the United States or by a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since certain of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by, and other time deposits in foreign branches of, FDIC insured banks. Investment in such deposits involves somewhat different investment risks from those affecting deposits in United States branches of, such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include future political and economic developments, the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits, or the possible adoption of foreign governmental restrictions, such as exchange controls.

     Repurchase Agreements. Each Portfolio may enter into repurchase agreements, under which it may acquire an Eligible Investment for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and each Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Portfolio's custodian. Each Portfolio will not enter into any repurchase agreements maturing in more than 60 days. Each Portfolio enters into repurchase agreements with primary government securities dealers or FDIC Insured Institutions. (See "FDIC Insured Institutions" below.)

     FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single Institution, and any such excess and any interest on the investment would not be so insured. In addition, repurchase agreements with FDIC Insured Institutions, and deposits in foreign branches of FDIC insured banks, are not insured by the Federal Deposit Insurance Corporation.

     Each Portfolio will invest in Eligible Investments issued by, and will enter into repurchase agreements with, an FDIC Insured Institution only if such Institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by one nationally recognized statistical rating organization, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Directors of the Fund. It is the Fund's policy that the status of an FDIC Insured Institution as a present or potential stockholder of the Fund will not be considered as a factor in favor of any Portfolio investing in any deposit or account of such Institution.

     When-Issued and Delayed Delivery Securities. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation, and no interest accrues to the Portfolios until delivery and payment take place. At the time each Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. To facilitate acquisitions of securities purchased on a when-issued or delayed delivery basis, each Portfolio will maintain with its custodian a separate account with marketable portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from available cash.

     Other Current Policies. Under current policies of the Board of Directors, the Fund has adopted certain voluntary restrictions with respect to the Portfolios' Eligible Investments. These restrictions apply to all three Portfolios unless specified below:

     (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

     (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation;

     (3) for the Adjustable Rate Mortgage (ARM) Portfolio and Intermediate Mortgage Securities Portfolio, limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these investments for Federal credit unions is clarified;

     (4) for the ARM Portfolio, to prohibit investments in interest rate caps and floors until such time as the appropriateness of these investments for Federal credit unions is clarified;

     (5) for the U.S. Government Mortgage Securities Portfolio, to prohibit investments in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as Federal credit unions may invest in them without limitation; and

     (6) for the U.S. Government Mortgage Securities Portfolio, prohibit loans of Federal funds.

     Although these restrictions are not fundamental policies of the Fund and may be changed without stockholder vote, the Fund will not alter these restrictions without notice to stockholders.

                       PURCHASE AND REDEMPTION OF SHARES

     The Fund believes that shares of each Portfolio qualify as investments not subject to percentage of assets limitations under Section 5(c)(1)(Q) of the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder governing investments by "Federal savings associations," as defined in such Act, which includes Federal savings banks chartered under such Act. In addition, shares of each Portfolio are eligible for purchase by national banks and Federal credit unions without limitation under applicable Federal law.

     The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which
(i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or (ii) is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of stockholders of each Portfolio.


                        DIVIDENDS, DISTRIBUTIONS, YIELD
                          AND TOTAL RETURN QUOTATIONS

     Dividends on shares of each Portfolio are paid monthly on the first Business Day of each month.

     Net investment income of each Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less accrued expenses attributable to the Portfolio and the general expenses of the Fund prorated on the basis of relative net asset value of the Portfolio in relation to the net asset value of the Fund's other portfolios applicable to that period.


     For the 30-day period ended October 31, 1995, the ARM Portfolio's annualized yield was 5.99%. The average annual total rates of return for the one-year period ended October 31, 1995 and for the period from September 18, 1991, the date the shares were first publicly offered, were 8.02% and 5.03%, respectively. Without fee waivers, the 30-day annualized yield would have been 5.70% and the average annual total rates of return for the one-year period and the period since the initial public offering date would have been 7.73% and 4.49%, respectively.



     For the 30-day period ended October 31, 1995, the Intermediate Mortgage Portfolio's annualized yield was 6.03%. The average annual total rates of return for the one-year period and five-year period ended October 31, 1995, and for the period from November 7, 1986 (the initial effective date of the Portfolio's registration statement) to October 31, 1995, were 10.63%, 8.63% and 7.67%, respectively. Without fee waivers, the 30-day annualized yield would have been 5.82% and the average annual total rates of return for the one-year and five-year periods and the period since inception would have been 10.42%, 8.47% and 7.56%, respectively. The total return figures for the five-year period and the period since inception contained herein reflect the performance of the Portfolio as the Corporate Bond Portfolio, which was invested primarily in investment grade corporate bonds prior to June 2, 1992.



     For the 30-day period ended October 31, 1995, the U. S. Government Mortgage Portfolio's annualized yield was 7.10%. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1995, were 12.37%, 8.22% and 8.90%, respectively.



     For each Portfolio, the annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1995. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.


     For each Portfolio, the total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     From time to time, each Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

     From time to time each Portfolio's performance may be compared to the rates of return and volatility on U.S. Treasury bills, notes and bonds, on GNMA, FNMA and FHLMC mortgage-backed securities, Federal funds, certificates of deposit, repurchase agreements, commercial paper, bankers' acceptances, advance rates quoted by a Federal Home Loan Bank, to the prime and LIBOR rates and to the 11th District Cost of Funds Index, the National Median Cost of Funds, to the Lehman Mutual Fund Adjustable Rate Mortgage and Lehman ARM Indices, to the Lehman Mutual Fund Short U.S. Government and Intermediate U.S. Government Indices, Lehman Mutual Fund U.S. Government and Government Indices, Lehman Mutual Fund GNMA and GNMA Indices, Lehman Mutual Fund U.S. Mortgage and Mortgage-Backed Securities Indices, Lehman Mutual Fund Short U.S. Government (1-2 and 1-3 years) Indices, Lehman Mutual Fund Government/Mortgage, Aggregate and Aggregate Bond Indices; to the Merrill Lynch U.S. Treasury Indices (all maturities) and U.S. Treasury, Intermediate - Term (7-9.99 years, 1-9.99 years and 10-14.99 years) Indices and Long-Term Index, to the Merrill Lynch U.S. Mortgage Indices, including all mortgages, all GNMA's, all FNMA MBS, all FHLMC PC, GNMA I, GNMA I Single Family (15 year and 30 year) and GNMA I GPM, to the Merrill Lynch Asset-Backed and Mortgage Indices, including GNMA II Single Family (15 year and 30 year), FNMA MBS CL 30 Year and FNMA MBS CI 15 year, FHLMC 30 Year Cash, FHLMC 30 Year Guarantor, FHLMC Gnomes and Guarantor 15 Year; to the Salomon Mortgage Indices, including Mortgage, 30 Year and 30 Year GNMA, FNMA and FHLMC and 15 Year and 15 Year GNMA, FHLMC and FNMA and Balloons Indices; and to the Salomon Government-Sponsored Indices including the Government Sponsored 7-10 Years, 1-10 Years and 10 Plus Years; and to other applicable indices compiled by Lehman, Merrill or Salomon. Each Portfolio's performance also may be compared to that of other funds through ratings or rankings or appropriate averages based on specified factors over specified periods of time reported or published by such entities as AMG Data, Barron's, Business Week, Chicago Tribune, CDA Investment Technologies, Inc., Changing Times, Consumer Reports, Crain's Chicago Business, the Donoghue Organization, The Economist, Financial Times, Forbes, Fortune, Futures, Income Opportunities, Investment Advisor, Investment Company Data, Inc., Kiplinger's Personal Finance, Lipper Analytical Services, Inc., Media General Financial Services, Money, Morningstar, Inc., Mutual Fund Market News, Newsweek, The New York Times, No-Load Fund Investor, Smart Money, Standard & Poor's, Strategic Data, Success, Time, U.S. News and World Report, USA Today, Value Line, The Wall Street Journal, and Worth magazine.

                             MANAGEMENT OF THE FUND

Directors and Officers
----------------------

     Directors and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an

"interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Name and Address                           Position with Fund
----------------                           ------------------


ARTHUR G. DE RUSSO (Age 75)                        Director
5397 S.E. Major Way
Stuart, FL  34997


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------

Chief Executive Officer, Eastern Financial Federal Credit Union from 1974 to 1992; Chairman and Director, First Credit Union Trust Co., Inc. from 1988 to 1992; President of the Airline Credit Union Conference in 1991; Director, Honor ATM Network, Florida from 1985 to 1990.


WENDELL L. EVANS, JR. (Age 64)                     Director
101 Rainbow Drive
Livingston, TX  77351


Principal Occupations During Past Five Years and Relevant Business Experience:
-----------------------------------------------------------------------------

Chief Executive Officer and Owner, PrimeWest Financial (formerly AmeriWest Financial) since 1983; Chairman of the Board and Chief Executive Officer, Mutual Savings Bank, f.s.b. from 1990 through 1994; Chairman of the Board, President and Chief Executive Officer, Missouri Savings Association, from 1989 to 1990; and Chairman, President and Chief Executive Officer, Washington Federal Savings Bank from 1986 to 1988. Member of Texas and Missouri Bar Associations.


DAVID F. HOLLAND* (Age 54)                         Director
17 New England Executive Park
Burlington, MA  01803


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------

Chairman of the Board since 1989 and since 1986 President and Chief Executive Officer, Boston Federal Savings Bank; previously Director of the Fund from 1988 to 1989;



Chairman of Community Bankers Service Corp. and Director of ACB Investment Services, Inc.; Director of the Federal Home Loan Bank of Boston 1989 to 1994 and Vice Chairman 1992 to 1994; and Vice President Thrift Industry Advisory Council.

LEON T. KENDALL (Age 67)              Director and Chairman
250 East Kilbourn                     of the Board
Milwaukee, WI  53202


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------

Professor of Finance and Real Estate, Kellogg School of Management, Northwestern University since 1988; Director and Chairman of the Board, Mortgage Guaranty Insurance Corp. and Director and Vice Chairman of MGIC Investment Corporation until 1989. Public Director, Chicago Board Options Exchange since 1992; Director of Universal Foods since 1985; Director of the Federal Reserve Bank of Chicago from 1981 to 1986; and Director of Avatar Corporation since 1982.



GERALD J. LEVY (Age 64)               Director
4000 W. Brown Deer Road
Milwaukee, WI  53209


Principal Occupations During Past Five Years and Prior Relevant Experience:
--------------------------------------------------------------------------


Chairman and Chief Executive Officer, Guaranty Bank, S.S.B. since 1984 (from 1959 to 1984, he held a series of officer's positions, including President). Immediate Past Chairman, from 1986 to 1987, United States League of Savings Institutions; Director of FIserv, Inc. since 1986; Director since 1995 of the Republic Mortgage Insurance Company; Member of the FHLMC Affordable Housing Advisory Council since 1992; Director of the Federal Asset Disposition Association from 1986 to 1989; and, previously Director and Vice Chairman, Federal Home Loan Bank of Chicago and member of Advisory Committee of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation.



RODGER D. SHAY* (Age 60)              Director and President
9200 South Dadeland Boulevard
Miami, FL  33156


Principal Occupations During Past Five Years and Prior Relevant Experience:


President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. since 1990 and President and Director of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. since 1990 and President and Director of the managing partner of the Sponsor, Shay Financial Services, Inc., since 1990. Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc., the Fund's prior sponsor; Director from 1985 to 1991, and Executive Vice President from 1989 to 1992, USL Assets Management, Inc., the Fund's prior investment adviser (previously Vice Chairman from 1986 to 1989 and President, including of a predecessor, from 1981 to 1986). Vice President since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors
Tax-

Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Director, First Home Savings Bank, S.L.A. since 1990; previously Director, Asset Management Fund, Inc., from 1985 to 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. Previously, employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.


EDWARD E. SAMMONS, JR.                Vice President, Treasurer
111 East Wacker Drive                      and Secretary
Chicago, IL  60601

Principal Occupations During Past Five Years and Prior Relevant Experience:


Executive Vice President and member of the Managing Board of Shay Assets Management Co. since 1990 and Executive Vice President of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. Executive Vice President and member of the Managing Board of Shay Financial Services Co. since 1990 and Executive Vice President of the managing partner of the Sponsor, Shay Financial Services, Inc., since 1990. President, USL Assets Management, Inc., the Fund's prior investment adviser, from 1986 to 1992 (previously Senior Vice President, including of a predecessor, from 1983 to 1986) and a Director from 1989 to 1991. Executive Vice President from 1990 to 1992 and a Director from 1990 to 1991 of U.S. League Securities, Inc., the Fund's prior sponsor. Vice President and Secretary since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Vice President, from 1987 to 1990, Advance America Funds, Inc.


Previously, Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

DORIS J. PAVEL                        Assistant Secretary
111 East Wacker Drive
Chicago, IL  60601

Principal Occupations During Past Five Years and Prior Relevant Experience:


Assistant Secretary, Asset Management Fund, Inc. since 1993. Administrative Manager, ACB Investment Services Co. since 1993 and previously administrative assistant for several affiliated firms since 1987.


     Officers or interested directors of the Fund also may hold positions as directors or officers of other affiliated entities of the Adviser, Sponsor or America's Community Bankers.

     The Fund will pay $7,500 per annum in compensation to directors who are not officers or employees of the Sponsor or the Adviser. In addition, each director who is not such an officer or employee will receive $1,500 for each meeting of the Board of Directors and $1,000 for each meeting of any committee thereof attended and will be reimbursed for out-of-pocket expenses incurred in attending such meetings. Directors who are officers or employees of the Sponsor or the Adviser receive no compensation for their services as directors of the Fund, but will be reimbursed by the Fund for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof.


     The following table sets forth the compensation earned by directors from the Fund for the fiscal year ended October 31, 1995:



                                                               Pension or
                                                               Retirement      Estimated
                                                                Benefits         Annual
                                            Aggregate          Accrued as       Benefits
                                           Compensation       Part of Fund        Upon            Total
               Director                   from the Fund         Expenses       Retirement     Compensation
               --------                   -------------       ------------     ----------     ------------
 Arthur G. DeRusso . . . . . . . .      $19,375                    0               0         $19,375
 Wendell L. Evans, Jr. . . . . . .       16,375                    0               0          16,375

 David F. Holland  . . . . . . . .       16,375                    0               0          16,375

 Leon T. Kendall . . . . . . . . .       19,375                    0               0          19,375
 Gerald J. Levy  . . . . . . . . .       16,375                    0               0          16,375



                The following table provides certain information at January 31, 1996 with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio:



                                                                Percent of
Name and                                                       Portfolio's
Address of                                                     Outstanding
Beneficial Owner                         Number of Shares      Common Stock
----------------                         ----------------      ------------
Intermediate Mortgage Portfolio:
-------------------------------

Co-operative Savings Bank, FSB             1,006,099               5.35%
2120 Langhome Road
Lynchburg, VA 24501

First Savings Bank of                      6,884,762              36.58%
 New Jersey, SLA
568 Broadway
Bayonne, NJ  07002




Fullerton Savings & Loan                   1,516,348               8.06%
 Association
200 West Commonwealth Avenue
Fullerton, CA  92632

Main Line Federal Savings Bank             1,221,853               6.49%
Lancaster Avenue and Route 320
Villanova, PA  19085

U.S. Government Mortgage Portfolio:
----------------------------------

Crown Bank F.S.B.                            297,630               5.73%
105 Live Oaks Garden
Casselberry, FL  32707

First Federal Bank, F.S.B.                   878,480              16.93%
109 East Depot Street
Colchester, IL  62326

First Federal Savings Bank                   935,162              18.02%
46 West Brundage Street
Sheridan, WY  82801




St. Casimirs Savings Bank                                      461,012                             8.88%
2703 Foster Avenue
Baltimore, MD  21224

Tri-County Federal Savings                                     617,910                            11.91%
  Bank
2201 Main Street
Torrington, WY  82240



     As of January 31, 1996, none of the Directors had, through the financial institution for which they serve as officers, voting and investment power over any shares of the ARM Portfolio, the Intermediate Mortgage Portfolio or the U.S. Government Mortgage Portfolio.



                      INVESTMENT ADVISER AND ADMINISTRATOR


     The investment adviser of the Fund is Shay Assets Management Co. (the "Adviser"), an Illinois general partnership. The Adviser, with its principal office at 111 East Wacker Drive, Chicago, Illinois 60601, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund and a Director. ACB Assets Management, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of America's Community Bankers ("ACB").



     The Investment Advisory Agreement, as amended, between the Fund and the Adviser (the "Advisory Agreement"), will remain in effect as to each Portfolio until March 1, 1997, and shall continue from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio or by the Fund's Board of Directors. The Advisory Agreement must also be approved annually by the vote of a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any party thereto. All directors' votes must be cast in person at a meeting called for the purpose of voting on such approval.



     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the ARM Portfolio based on an annual percentage of the average daily net assets of the Portfolio as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Adviser fees with respect to the ARM Portfolio of $2,168,262 (net of fee waivers of $1,734,611), $3,095,619 (net of fee waivers of $3,028,028) and
$2,064,796 (net of fee waivers of $4,129,590), respectively.



     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the Intermediate Mortgage Portfolio, at the rate of 0.35% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.275% per annum of the next $500 million of such net assets; plus 0.20% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1.5 billion. The Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Portfolio but may terminate the voluntary waiver at any time. For the Fund's fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Adviser fees of $288,477 (net of fee waivers of $384,634), $340,973 (net of fee waivers of $454,630) and $191,541 (net of fee waivers of $255,389), respectively, with respect to the Intermediate Mortgage Portfolio.



     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the U. S. Government Mortgage Portfolio, at the rate of 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.175% per annum of the next $500 million of such net assets; plus 0.125% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1.5 billion. For the Fund's fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Adviser fees of $151,437, $184,369 and $194,197, respectively, with respect to the U.S. Government Mortgage Portfolio.


     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

     The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, David Adamson, James D. Bennett, Richard Blackburn, Rodger D. Shay, Jr., and Gregory J. Wisniewski. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

DAVID ADAMSON
9200 South Dadeland Boulevard
Suite 812
Miami, FL  33156

Senior Vice President, Shay Assets Management, Inc., managing partner of the Adviser, since 1994 and previously Vice President from 1991 to 1993 and Portfolio Manager of the Adviser and of its predecessor since 1987. Mr. Adamson also served as Portfolio Manager of Advance America Funds, Inc., from 1987 to 1990. Mr. Adamson received a Master of Business Administration, with a major in Finance, from Southern Methodist University in 1987 and in 1986 received a Bachelor of Business Administration, also with a major in Finance, from the same university.

JAMES DOUGLAS BENNETT
111 East Wacker Drive
Chicago, IL  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, since 1993 and Portfolio Manager of the Adviser since 1992. Since 1989, he has been employed by ACB Investment Services Co. and its predecessor, primarily as a financial analyst and consultant. From 1986 to 1988, he was Vice President of Investments for Uptown Federal Savings, F.A., Niles, IL and from 1985 to 1986, he served as Vice President of Investments for German American Bank, Jasper, IN. Previously, he was associated with F.I.I.S. in Merriam, KS as a portfolio manager and with Bank One, Richmond, IN as Assistant Vice President of Investments. Mr. Bennett received a Bachelor of Science, with a major in Finance, from Miami University.


RICHARD BLACKBURN
111 East Wacker Drive
Chicago, IL  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1991. From 1982 to 1991, he was employed by the Fund's Sponsor (see "Sponsor" below), its predecessor, and an affiliate, U.S. League Investment Services, Inc., primarily as an account executive and financial consultant. From 1979 to 1982, he was employed by Harris Trust & Savings Bank. With approximately twenty-five years of experience in the securities industry, his previous employers also include Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
9200 South Dadeland Boulevard
Suite 812
Miami, FL  33156

Senior Vice President since 1994, Shay Assets Management, Inc., managing partner of the Adviser, and Vice President from 1991 to 1993 and Portfolio Manager of the Adviser since 1991. Senior Vice President of Shay Financial Services, Inc., managing partner of the Fund's Sponsor (see "Sponsor" below), since 1994 and previously Vice President from 1991 to 1993. President of Shay Financial Group Inc. from 1988 to 1990. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc. from 1981 to 1988, where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.

GREGORY J. WISNIEWSKI
111 East Wacker Drive
Chicago, IL  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1994. From 1990 to 1994, Vice President, managing partner of the Fund's Sponsor (see "Sponsor" below) and of an affiliate, Shay Government Securities Co., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp. Mr. Wisniewski received a Bachelor of Arts in Economics from the University of Michigan and a Master of Business Administration from the University of Detroit.

     The Fund's administrative agent (the "Administrator") with respect to each Portfolio is PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp. Pursuant to the terms of the Restated Administration Agreement (the "Administration Agreement") dated as of March 1, 1991, as amended, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Sponsor, the Portfolios' custodian or transfer and dividend agent, (ii) providing each Portfolio with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to stockholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.


     As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; plus 0.02% per annum of the next $1 billion of net assets; plus 0.01% per annum of each Portfolio's net assets over $2 billion, with a minimum annual fee of $393,200 for each Portfolio and the Fund's four other portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net asset values.



     For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Administrator fees pursuant to the Administration Agreement with respect to each Portfolio as follows: for the ARM Portfolio, the fees paid were $262,936, $376,050 and $383,815, respectively. For the Intermediate Mortgage Portfolio, the fees were $58,231, $69,071 and $39,932, respectively. For the U. S. Government Mortgage Portfolio, the fees were $18,556, $22,289, and $24,718, respectively.


     The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Sponsor (see "Sponsor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of each Portfolio, filing fees for the registration or qualification of each Portfolio's shares under Federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the Portfolio's stockholders and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of its directors and officers who are not affiliated with the Adviser, the Administrator, the transfer and dividend agent or the Sponsor, and extraordinary expenses incurred by the Fund with respect to each Portfolio.

                                    SPONSOR


     The sponsor of the Fund is Shay Financial Services Co. (the "Sponsor"), an Illinois general partnership. The Sponsor is a registered broker-dealer. The Sponsor consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund and a Director. ACB Securities, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of ACB, the trade association representing savings institutions in the United States.



     As compensation for distribution services, the Fund pays the Sponsor a fee, payable monthly, with respect to the ARM Portfolio at the rate of 0.25% per annum of the average daily net assets of the Portfolio. The Sponsor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Sponsor. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Sponsor $1,300,958 (net of fee waivers of $867,305), $2,347,623 (net of fee waivers of $1,054,403) and $3,441,360, respectively, with respect to the ARM Portfolio.



     As compensation for distribution services, the Fund pays the Sponsor a fee, payable monthly, with respect to each of the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio at the rate of 0.15% per annum of the average daily net assets of the

Portfolio up to and including $500 million; plus 0.125% per annum of the next $500 million of such net assets; plus 0.10% per annum of the next $500 million of such net assets; plus 0.075% per annum of such net assets over $1.5 billion. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Sponsor fees pursuant to the Rule 12b-1 Agreement, as in effect, of $288,476, $340,973 and $191,542, respectively, with respect to the Intermediate Mortgage Portfolio. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid the Sponsor fees pursuant to the Rule 12b-1 Agreement, as in effect, of $90,862, $110,622, and $116,518, respectively, with respect to the U.S. Government Mortgage Portfolio.


     The Sponsor is obligated under the Rule 12b-1 Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the cost and expenses of preparing, printing and distributing any other literature used by the Sponsor in connection with the offering of the shares of the Portfolio for sale to investors.


     The Fund has been informed by the Sponsor that during its fiscal year ended October 31, 1995, of the $1,300,958 fee received by the Sponsor from the Fund with respect to the ARM Portfolio, the following expenditures were made:



     Advertising and promotion  . . . . . . . . . . . . . . . . . . . . . . . .    $           52,359
     Printing of prospectus for other
       than current stockholders and
       printing of other sales materials  . . . . . . . . . . . . . . . . . . .                28,087
     Postage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                16,735
     Compensation to underwriters and dealers . . . . . . . . . . . . . . . . .                ------
     Employee compensation and costs  . . . . . . . . . . . . . . . . . . . . .             2,053,716
     Staff travel and expense . . . . . . . . . . . . . . . . . . . . . . . . .               136,193
     Rent and office expense  . . . . . . . . . . . . . . . . . . . . . . . . .               535,278
     Professional fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               117,712
     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   651
                                                                                   ------------------

     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $        2,940,731
                                                                                    =================




         The Fund has been informed by the Sponsor that during its fiscal year ended October 31, 1995, of the $288,476 fee received by the Sponsor from the Fund with respect to the Intermediate Mortgage Portfolio, the following expenditures were made:

     Advertising and promotion  . . . . . . . . . . . . . . . . . . . . . . . .    $           11,417
     Printing of prospectus for other
       than current stockholders and
       printing of other sales materials  . . . . . . . . . . . . . . . . . . .                 6,268
     Postage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 3,679
     Compensation to underwriters and dealers . . . . . . . . . . . . . . . . .                 -----
     Employee compensation and costs  . . . . . . . . . . . . . . . . . . . . .               451,959
     Staff travel and expense . . . . . . . . . . . . . . . . . . . . . . . . .                30,020
     Rent and office expense  . . . . . . . . . . . . . . . . . . . . . . . . .               118,519
     Professional fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                25,478
     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   140
                                                                                   ------------------

     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $          647,480
                                                                                    =================




     The Fund has been informed by the Sponsor that during its fiscal year ended October 31, 1995, of the $90,862 fee received by the Sponsor from the Fund with respect to the U.S. Government Mortgage Portfolio, the following expenditures were made:



     Advertising and promotion  . . . . . . . . . . . . . . . . . . . . . . . .    $            3,043
     Printing of prospectus for other
       than current stockholders and
       printing of other sales materials  . . . . . . . . . . . . . . . . . . .                 2,148
     Postage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 1,276
     Compensation to underwriters and dealers . . . . . . . . . . . . . . . . .                 -----
     Employee compensation and costs  . . . . . . . . . . . . . . . . . . . . .               156,604
     Staff travel and expense . . . . . . . . . . . . . . . . . . . . . . . . .                10,388
     Rent and office expense  . . . . . . . . . . . . . . . . . . . . . . . . .                40,861
     Professional fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 8,949
     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    50
                                                                                   ------------------

     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $          223,319
                                                                                    =================



     No "interested person" of the Fund, other than any officer or director of the Fund who is affiliated with the Sponsor or its affiliates, or any director of the Fund who is not an "interested person" of the Fund, has any direct or indirect financial interest in the operation of the Fund's agreement with the Sponsor.


     The Rule 12b-1 Agreement with the Sponsor will continue in effect until March 1, 1997, and from year to year thereafter, subject to termination by the Fund or the Sponsor as hereinafter provided, if approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Rule 12b-1 Agreement requires the Fund's Board of Directors to make a quarterly review of the amount expended under the Rule 12b-1 Agreement and the purposes for which such expenditures were made. The Rule 12b-1 Agreement may not be amended to increase materially the amount paid by the Fund thereunder without stockholder approval. All material amendments to the Rule 12b-1 Agreement must be approved by the Fund's Board of Directors and by the "disinterested" directors referred to above. The Rule 12b-1 Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's directors who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio on 60 days' written notice to the Sponsor, or by the Sponsor on 90 days' written notice to the Fund.


                        DETERMINATION OF NET ASSET VALUE

     For purposes of determining the net asset value per share of each Portfolio, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service or directly by market makers for such securities. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Directors and may include matrix pricing systems. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Directors will review valuation methods regularly, in order to determine their appropriateness.


                                     TAXES

     Each of the Fund's portfolios, including these Portfolios, is treated as a separate corporation for Federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses will be determined separately for each portfolio.

     Each Portfolio intends to meet the requirements for qualifying as a regulated investment company. In order to so qualify each Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash, Government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities); (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities; and (c) derive less than 30% of its gross income from the sale or other disposition of stock or securities, held less than three months. If a Portfolio qualifies as a regulated investment company, it will not be subject to Federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

     Dividends of each Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to stockholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate stockholders (including long-term capital gain distributions by each Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual stockholders (including long-term capital gain distributions by each Portfolio) are taxed at a maximum rate of 28%.

     Because none of each Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income and distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporations.

     Gain or loss realized upon a sale or redemption of shares of each Portfolio by a stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a stockholder upon the sale of shares in each Portfolio held six months or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the stockholder with respect to such shares.

     Any capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the stockholder. If the net asset value of shares were reduced below the stockholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

     Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by stockholders on December 31 of the calendar year in which declared. Under this rule, therefore, a stockholder may be taxed in one year on dividends or distributions actually received in January of the following year.

     Dividends and distributions may be subject to state and local taxes.

                             PORTFOLIO TRANSACTIONS


     Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1995, none of the Portfolios paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.


     Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Adviser or any of its affiliates.


     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Directors of the Fund and in a manner deemed fair and reasonable to stockholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.


     Investment decisions for each portfolio of the Fund are made separately from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions for the ARM Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. Accordingly, the ARM Portfolio may not:

     (1) Purchase securities other than Eligible Investments. In the event that the OTS Regulations (as defined in the Prospectus) applicable to Federal savings associations are amended to remove assets from the list of assets which qualify as Eligible Investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, such additional qualifying assets will also constitute Eligible Investments and the Portfolio will be free to make investments therein, to the extent consistent with the Fund's investment objective and the Portfolio's management policies.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or Instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days, or Interest Rate Caps and Floors if, as a result, more than 10% of the value of the Portfolio's total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made.

     (5) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the

Portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issues or guaranteed by the United States Government or its agencies or instrumentalities.

     (6) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (7) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.

     (8) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     The Fund has adopted the following investment restrictions for the Intermediate Mortgage Portfolio and U.S. Government Mortgage Portfolio, respectively, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for both Portfolios except as indicated. Accordingly, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio may not:

     (1) Purchase securities other than Eligible Investments. In the event that the OTS Regulations (as defined in the Prospectus) applicable to Federal savings associations are amended to remove assets from the list of assets which qualify as Eligible Investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, such additional qualifying assets will also constitute Eligible Investments and the Portfolio will be free to make investments therein, to the extent consistent with the Fund's investment objective and the Portfolio's management policies.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days if, as a result, more than 15% of the value of the Intermediate Mortgage Portfolio's total assets and more than 10% of the value of the U.S. Government Mortgage Portfolio's total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the value of the U.S. Government Mortgage Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements.

     (5) (Intermediate Mortgage Portfolio) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (5).

     (6)  (U.S. Government Mortgage Portfolio)  Borrow money except from banks
(a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (6) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (6).

     (7) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (8) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (9) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.

     (10) (Intermediate Mortgage Securities) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on investments eligible for purchase by the Portfolio; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or
(ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

     (11) (U.S. Government Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on Eligible Investments; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if
(a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

                  ORGANIZATION AND DESCRIPTION OF FUND SHARES

     The authorized capital stock of the Fund consists of five classes of common stock, par value $.001 per share, as follows: (i) Money Market Portfolio -- 4.0 billion shares, (ii) Short U.S. Government Securities Portfolio -- 500 million shares, (iii) U.S. Government Mortgage Securities Portfolio -- 500 million shares, (iv) Intermediate Mortgage Securities Portfolio -- 500 million shares and (v) Adjustable Rate Mortgage (ARM) Portfolio -- 500 million shares. The shares of each class represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of common stock of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the stockholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of directors from the separate voting requirements of the Rule.


                      COUNSEL AND INDEPENDENT ACCOUNTANTS

     Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.


     Coopers & Lybrand L.L.P. are the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1995 (see

"Financial Statements" below), have been so incorporated in reliance on the report of Coopers & Lybrand L.L.P. given on the authority of such firm as experts in accounting and auditing.

                              GENERAL INFORMATION

     The Fund sends to all of the stockholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by each Portfolio, and, for annual reports, audited financial statements of each Portfolio.

     As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from stockholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of stockholders is not required to be held in any year in which none of the following is required to be acted on by stockholders pursuant to the 1940
Act: election of directors; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

     In January 1984, the Fund changed its name from Liquidity Fund for Thrifts, Inc. to Asset Management Fund for Savings Institutions, Inc. In February 1990, the Fund changed its name from Asset Management Fund for Savings Institutions, Inc. to Asset Management Fund for Financial Institutions, Inc.
In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. In June 1992, the Intermediate Mortgage Portfolio changed its name from the Corporate Bond Portfolio to its present name. In September 1994, the U.S. Government Mortgage Securities Portfolio changed its name from the Mortgage Securities Performance Portfolio to its present name.

     Each Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                          DESCRIPTION OF DEBT RATINGS

     Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to pay interest and repay principal and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.


                              FINANCIAL STATEMENTS


     The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1995 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.


---------------------------------------------------         ---------------------------------------------------
---------------------------------------------------         ---------------------------------------------------





                 TABLE OF CONTENTS                                            ADJUSTABLE RATE
                                               Page                      MORTGAGE (ARM) PORTFOLIO,
                                               ----
                                                                           INTERMEDIATE MORTGAGE
THE FUND'S OBJECTIVE, THE PORTFOLIOS                                       SECURITIES PORTFOLIO
           AND THEIR MANAGEMENT POLICIES  . .     2
                                                                                   AND
PURCHASE AND REDEMPTION OF SHARES . . . . . .     8
                                                                              U.S. GOVERNMENT
DIVIDENDS, DISTRIBUTIONS, YIELD                                        MORTGAGE SECURITIES PORTFOLIO
            AND TOTAL RETURN QUOTATIONS . . .     8

MANAGEMENT OF THE FUND  . . . . . . . . . . .    10

INVESTMENT ADVISER AND ADMINISTRATOR  . . . .    15                    Asset Management Fund, Inc.

SPONSOR . . . . . . . . . . . . . . . . . . .    20

DETERMINATION OF NET ASSET VALUE  . . . . . .    23
                                                                    -----------------------------------
TAXES . . . . . . . . . . . . . . . . . . . .    23

PORTFOLIO TRANSACTIONS  . . . . . . . . . . .    25

INVESTMENT RESTRICTIONS . . . . . . . . . . .    26                       STATEMENT OF ADDITIONAL

ORGANIZATION AND DESCRIPTION OF FUND SHARES .    30                             INFORMATION

COUNSEL AND INDEPENDENT ACCOUNTANTS . . . . .    30

GENERAL INFORMATION . . . . . . . . . . . . .    31                            March 1, 1996

DESCRIPTION OF DEBT RATINGS . . . . . . . . .    32

FINANCIAL STATEMENTS  . . . . . . . . . . . .    32
                                                                    -----------------------------------






---------------------------------------------------         ---------------------------------------------------
---------------------------------------------------         ---------------------------------------------------

                                  [AMF LOGO]


                         ASSET MANAGEMENT FUND, INC.
                            111 East Wacker Drive
                              Chicago, IL 60601



















                                  [AMF LOGO]
                         ASSET MANAGEMENT FUND, INC.
















                                ANNUAL REPORT
                               October 31, 1995

--------------------------------------------------------------------------------

December 15, 1995

Dear Shareholder:

  The Directors and Officers of the Asset Management Fund, Inc. are pleased to send the Annual Report to Shareholders for the twelve months ended October 31, 1995.

  As 1995 comes to a close, it appears that the Federal Reserve has completed their "Pre-Emptive Strike" against inflationary expectations which began in February of 1994. Long term interest rates during 1995 have now come full circle from the lows of October 1993 when the long bond was about 6% to the highs of October 1994 of about 8%. At this writing, the long term Treasury Bond has just rallied back to 6.00%. Now that the Fed seems to have achieved their goal of orchestrating a "soft landing" for the economy, many economists are looking forward to a decline in short term rates to complement the declines already achieved in long term rates.

  We are pleased to report that the AMF Portfolios fully participated in the bull market rally of 1995. By extending maturities somewhat and by having only limited exposure to callable investments, the portfolio managers were able to capture the bulk of this rally. The rally of 1995 has almost totally reversed the effects of the "bear" market of 1994, and the Total Rates of Return for the combined periods are certainly back on the long term track.

  The AMF Portfolios continue to fulfill their stated objectives and have consistently ranked high within various industry comparative reports produced by mutual fund analytical services. In its October 1995 discussion of the performance of the AMF Adjustable Rate Mortgage (ARM) Portfolio, for example, Morningstar stated that "The ARM Portfolio has yet to encounter a market that it can't handle. Management . . . has done enough maneuvering to keep it ahead of its peers in both bull and bear markets." Of course, past performance is not necessarily an indication of future results and return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Morningstar is a nationally recognized mutual fund analytic firm.

  The AMF team remains committed to providing professional asset management and will continue to manage these portfolios in a manner consistent with the objectives of our shareholders. Thank you for investing with the Asset Management Fund.

Sincerely,


Rodger D. Shay
President

--------------------------------------------------------------------------------

ASSET MANAGEMENT FUND REVIEW

  The AMF portfolios are very proud of their record and performance. Each portfolio was designed for a specific market sector and they have been managed to consistently meet the objectives desired by shareholders. The best illustration of the success of these portfolios is the fact that as of 10/31/95, each portfolio attained a 4-star ranking from the highly-respected Morningstar Mutual Fund Service.1 These rankings point out the consistent and high-quality management strategies that are employed in each portfolio. They also indicate a devotion to a conservative investment philosophy that has helped AMF avoid certain high risk securities that led to highly publicized problems at other funds. AMF is dedicated to continuing this success and producing solid value for our shareholders.

  A short review of the past year is presented below for each portfolio.

  SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO produced a solid 8.94% total return for the year ending October 31, 1995. This was accomplished by extending the fund's duration throughout the year as interest rates continued moving lower. In addition, by investing strictly in 1-5 year Treasury securities, the Portfolio avoided any concerns with prepayments. Moving forward, the Portfolio will continue its use of short-term Treasury issues to provide the safety and liquidity desired by shareholders. This strategy provides the flexibility needed to react to changes in the bond market as they occur.

  ADJUSTABLE RATE MORTGAGE PORTFOLIO showed a total return of 8.02% for the year ending October 31, 1995. This return continued to exhibit the ARM Portfolio's ability to perform in all interest rate environments. Performance was further enhanced in the past year by shifting a portion of the assets into COFI indexed issues and slower resetting coupons, a profitable strategy especially as interest rates declined throughout the year. Once again, continuous, active and professional management can provide consistent performance for shareholders.

  INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO produced a solid double-digit return of 10.63% for the year ending October 31, 1995. The duration of this portfolio was extended throughout the year as interest rates continued their trend to lower levels. Additionally, as spreads tightened on some mortgage issues, Treasury holdings were increased to provide additional price appreciation. This strategy is continually monitored to ensure that the Portfolio moves between the various market sectors to enhance its performance.

  U.S. GOVERNMENT MORTGAGE SECURITIES had a total return of 12.37% for the year ending October 31, 1995, its best performance since 1991. The dramatic decline in long-term interest rates paved the way for this performance. The Portfolio positioned itself with lower coupons and seasoned mortgage-backed securities in order to avoid the pitfalls of rising prepayments and capture significant price appreciation. This active style of management has served the Portfolio well and will continue to be fundamentally important to long-term performance.

---------------

    1 Morningstar ratings are calculated from a fund's 3-, 5-, and 10 year average annual returns in excess of 90-day Treasury Bill returns, including loads, if appropriate, and a risk factor that reflects fund performance below 3-month Treasury Bill monthly returns. 22.5% of the funds in a category receive 4 stars. The number of funds within the Taxable Fixed-Income category as of 10/31/95 is 718, 422 and 137 on a 3, 5, and 10 year basis, respectively. Morningstar ratings are subject to change every month. Past performance is no guarantee of future results. From time to time, the Fund's adviser has waived its management fee, which has resulted in higher returns.

               INVESTMENT COMPARISON
    Comparison of change in value of
    $10,000 investment for the years
                    ended October 31



SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO

             [GRAPH]

          SUSGSP     L-SHGOVT
1985     10,000       10,000
1986     11,122       11,221
1987     11,698       11,802
1988     12,592       12,703
1989     13,664       13,904
1990     14,782       15,133
1991     16,460       17,010
1992     17,895       18,394
1993     19,003       19,460
1994     19,184       19,685
1995     20,900       21,284



This graph compares the performance of the Short U.S. Government Securities Portfolio to the Lehman Short Government 1-3 Year Index, showing returns for U.S. government and agency securities.

Short U.S. Government Securities Portfolio Average Annual Return


  One                    Five                  Ten
  Year                   Year                  Year
-------------------------------------------------------
 8.94%                   7.17%                 7.88%





ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO

             [GRAPH]

         ARM       L-SHGOVT     L-ARM
1990    10,000      10,000     10,000
1991    10,090      10,189     10,090
1992    10,600      10,673     10,680
1993    11,104      11,724     11,264
1994    11,330      11,956     11,292
1995    12,239      12,927     12,444



This graph compares the performance of the Adjustable Rate Mortgage (ARM) Portfolio to the Lehman Adjustable Rate Mortgage Index, showing all agency ARM securities, and the Lehman Short Government 1-2 Year Index.

Adjustable Rate Mortgage (ARM) Portfolio Average Annual Return


   One              From
   Year           Inception*
-------------------------------
  8.02%             5.03%


*From September 18, 1991

Past performance is not predictive of future results. Lehman indices represent unmanaged groups of bonds that differ from the composition of each AMF portfolio. The Lehman indices do not include a reduction in return for expenses.

               INVESTMENT COMPARISON
    Comparison of change in value of
    $10,000 investment for the years
                    ended October 31



INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO

                 [GRAPH]

                  IMSP      L-MORT
        1986     10,000     10,000
        1987      9,790     10,410
        1988     11,251     11,839
        1989     12,445     13,165
        1990     12,839     14,280
        1991     14,947     16,694
        1992     16,402     18,054
        1993     17,768     19,479
        1994     17,558     19,191
        1995     19,424     21,995

This graph compares the performance of the Intermediate Mortgage Securities Portfolio to the Lehman U.S. Mortgage Index, showing all agency mortgage-backed securities.

Intermediate Mortgage Securities Portfolio Average Annual Return


   One       Five      From
   Year      Year    Inception*
  ------------------------------
  10.63%     8.63%     7.67%

*From November 7, 1986



U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

                 [GRAPH]

                 USGMSP     L-MORT
        1985     10,000     10,000
        1986     11,524     11,705
        1987     11,727     12,184
        1988     13,272     13,857
        1989     14,645     15,409
        1990     15,762     16,712
        1991     18,283     19,539
        1992     19,729     21,131
        1993     21,254     22,798
        1994     20,868     22,461
        1995     23,449     25,742

This graph compares the performance of the U.S. Government Mortgage Securities Portfolio to the Lehman U.S. Mortgage Index, showing all agency mortgage-backed securities.

U.S. Government Mortgage Securities Portfolio Average Annual Return


  One     Five     Ten
  Year    Year     Year
-------------------------
 12.37%   8.22%    8.90%

Past performance is not predictive of future results. Lehman indices represent unmanaged groups of bonds that differ from the composition of each AMF portfolio. The Lehman indices do not include a reduction in return for expenses.

                     This page is intentionally left blank.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
MONEY MARKET PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                       PERCENTAGE
                                                         OF NET                    PAR
                                                         ASSETS      MATURITY     (000)        VALUE
--------------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS...................................     97.6%
  Federal Home Loan Mortgage Corporation
       5.82%                                                         11/01/95    $ 21,000   $ 21,000,000
                                                                                            ------------
  Student Loan Marketing Association -- weekly reset
       5.60%                                                         11/09/95      10,000     10,000,000
       5.67%                                                         04/11/96       5,000      5,000,000
                                                                                            ------------
                                                                                              15,000,000
                                                                                            ------------
     TOTAL AGENCY OBLIGATIONS
          (Cost $36,000,000)                                                                  36,000,000
                                                                                            ------------
REPURCHASE AGREEMENT.................................      2.1%
  Daiwa Securities America, Inc.
       5.89% (Agreement dated 10/31/95, to be
     repurchased at $758,124 on 11/01/95;
     collateralized by $600,000 U.S. Treasury Bonds,
     8.75%, due 08/15/20. The market value of the
     collateral is $780,440.)
          (Cost $758,000)                                            11/01/95         758        758,000
                                                                                            ------------
TOTAL INVESTMENTS IN SECURITIES......................     99.7%
  (Cost $36,758,000)*                                                                       $ 36,758,000
                                                                                            ------------
OTHER ASSETS IN EXCESS OF LIABILITIES................      0.3%                                  111,370
                                                                                            ------------
Net Assets applicable to 36,869,370 Shares of Common
  Stock issued and outstanding.......................    100.0%                             $ 36,869,370
                                                                                            ============
Net Asset Value, offering and redemption price per
  share ($36,869,370 / 36,869,370)                                                                 $1.00
                                                                                                  ======

--------------------------------------------------------------------------------------------------------

*Aggregate cost for Federal income tax purposes.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                     PERCENTAGE
                                                       OF NET                    PAR
                                                       ASSETS      MATURITY     (000)         VALUE
-------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS..........................     95.5%
  U.S. Treasury Notes
       7.375%                                                      05/15/96    $  3,000   $   3,028,125
       6.875%                                                      10/31/96      25,000      25,304,687
       7.25%                                                       11/30/96      30,000      30,501,563
       7.25%                                                       02/15/98      20,000      20,665,625
       7.125%                                                      09/30/99      15,000      15,696,094
       7.75%                                                       11/30/99      15,000      16,050,000
       6.25%                                                       05/31/00       8,000       8,140,000
       6.125%                                                      07/31/00       5,000       5,063,281
       6.125%                                                      09/30/00      35,000      35,448,438
                                                                                          -------------
     TOTAL U.S. TREASURY OBLIGATIONS
          (Cost $156,485,362)                                                               159,897,813
                                                                                          -------------
REPURCHASE AGREEMENT...............................      3.6%
  Daiwa Securities America, Inc.
       5.89% (Agreement dated 10/31/95, to be
     repurchased at $5,952,974 on 11/01/95;
     collateralized by $6,165,000 U.S. Treasury
     Bonds, 6.25%, due 08/15/23. The market value
     of the collateral is $6,100,251.)
          (Cost $5,952,000)                                        11/01/95       5,952       5,952,000
                                                                                          -------------
TOTAL INVESTMENTS IN SECURITIES....................     99.1%
  (Cost $162,437,362)*                                                                    $ 165,849,813
                                                                                          -------------
OTHER ASSETS IN EXCESS OF LIABILITIES..............      0.9%                                 1,493,243
                                                                                          -------------
Net Assets applicable to 15,666,139 Shares of
  Common Stock issued and outstanding..............    100.0%                             $ 167,343,056
                                                                                          =============
Net Asset Value, offering and redemption price per
  share ($167,343,056 / 15,666,139)                                                              $10.68
                                                                                                =======

-------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is $162,426,946. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $3,426,030; excess of tax cost over value ($3,163).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                     PERCENTAGE
                                                       OF NET                    PAR
                                                       ASSETS      MATURITY     (000)        VALUE
------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-
  RELATED SECURITIES*..............................     75.0%
Treasury Based ARMS................................     25.3%
  Federal Home Loan Mortgage Corporation
       7.58%                                                        05/01/23   $18,290    $ 18,650,034
  Federal National Mortgage Association
       8.07%                                                        12/01/21     9,631      10,004,614
  Government National Mortgage Association
       5.50%                                                        10/20/25    34,300      34,010,594
  Citicorp 1992-18 CL A-1
       7.75%                                                        10/25/22    38,640      39,279,620
  Fund America 1993A CL A-1
       7.64%                                                        06/25/23    23,062      23,415,010
  Housing Securities, Inc. 1992 SL-1 CL A-1
       8.55%                                                        05/25/16    26,463      27,256,612
  Resolution Trust Corp. Series 1993-3 CL A-7
       7.99%                                                        11/25/22    14,181      14,398,458
  Resolution Trust Corp. Series 1992-1 CL A-1
       7.66%                                                        05/25/28    17,286      17,491,583
  Resolution Trust Corp. Series 1995-2 CL A-3
       7.1171%                                                      05/25/29    32,356      32,618,954
  Ryland Mortgage Securities Corp. 1991-10 CL A-2
       7.68%                                                        06/25/21     8,331       8,357,072
                                                                                          ------------
          (Cost $224,667,377)                                                              225,482,551
                                                                                          ------------
11th District Federal Home Loan Bank Cost of Funds
  (COFI) Based ARMS................................    12.4 %
  Federal Home Loan Mortgage Corporation
       6.60%                                                        03/01/25    24,562      24,929,945
       6.39%                                                        06/01/30    36,238      36,113,247
  Federal National Mortgage Association
       5.694%                                                       08/25/04    19,695      18,919,509
       6.179%                                                       06/25/07    11,514      11,356,001
       6.43%                                                        11/01/27    12,033      12,085,247
  Residential Funding Mortgage Securities 93-S42
       6.19%                                                        10/25/08     7,703       7,378,436
                                                                                          ------------
          (Cost $108,631,759)                                                              110,782,385
                                                                                          ------------
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                     PERCENTAGE
                                                       OF NET                    PAR
                                                       ASSETS      MATURITY     (000)        VALUE
------------------------------------------------------------------------------------------------------
Six Month Certificates of Deposit Based ARMS.......     10.9%
  Federal National Mortgage Association
       7.50%                                                        01/01/22   $14,450    $ 14,585,735
       7.23%                                                        10/01/22    15,108      15,206,618
       7.55%                                                        12/01/22    20,715      20,864,152
       7.70%                                                        02/01/23    10,664      10,840,118
  Salomon Brothers 1992-4
       7.80%                                                        09/25/22    13,262      13,465,274
  Sears Mortgage 1992-16
       7.75%                                                        10/25/22    21,737      21,981,737
                                                                                          ------------
          (Cost $96,884,204)                                                                96,943,634
                                                                                          ------------
London Interbank Offering Rate (LIBOR)
  Based ARMS.......................................     26.4%
  Federal Home Loan Mortgage Corporation
       6.488%                                                       06/15/07    15,826      15,875,900
       8.14%                                                        12/01/22    14,089      14,449,786
       7.57%                                                        09/01/24    17,483      17,936,309
  Capstead 1992-14
       7.50%                                                        10/25/22    43,991      44,417,196
  Donaldson, Lufkin, Jenrette Acc. Corp. 1992-6
       7.85%                                                        07/25/22    62,520      63,106,135
  Donaldson, Lufkin, Jenrette Acc. Corp. 1992-9
       7.15%                                                        10/25/22    31,920      32,168,997
  Ryland Mortgage Securities Corp. 1991-16 CL A-1
       7.10%                                                        09/25/21    11,607      11,614,511
  Ryland Mortgage Securities Corp. 1991-15 CL A-1
       7.20%                                                        09/25/22    12,251      12,259,119
  Saxon Mortgage 1993-1 CL A-1
       8.60%                                                        02/25/23    23,195      23,520,894
                                                                                          ------------
          (Cost $235,125,770)                                                              235,348,847
                                                                                          ------------
          TOTAL ADJUSTABLE RATE
            MORTGAGE-RELATED SECURITIES
               (Cost $665,309,110)                                                         668,557,417
                                                                                          ------------
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                     PERCENTAGE
                                                       OF NET                    PAR
                                                       ASSETS      MATURITY     (000)         VALUE
-------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES.............     10.1%
     Federal Home Loan Mortgage Corporation
        8.00%                                                      06/01/14    $ 10,504   $  10,805,992
       10.50%                                                      12/01/20       5,997       6,509,919
     Federal Home Loan Mortgage Corporation Gold
        6.00%                                                      09/01/02      19,580      19,329,203
        6.50%                                                      06/01/10      19,335      19,196,153
        7.50%                                                      06/01/10      18,888      19,266,214
     Residential Funding Mortgage Securities 94-S9
        6.50%                                                      03/25/24      15,032      14,985,331
                                                                                          -------------
          TOTAL FIXED RATE MORTGAGE-
            RELATED SECURITIES
               (Cost $89,256,170)                                                            90,092,812
                                                                                          -------------
U.S. TREASURY OBLIGATIONS..........................     10.4%
     U.S. Treasury Notes
        6.875%                                                     10/31/96      61,000      61,743,438
        7.375%                                                     11/15/97      10,000      10,326,563
        6.125%                                                     05/15/98      11,000      11,116,875
        5.875%                                                     08/15/98      10,000      10,048,437
                                                                                          -------------
          TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $91,869,941)                                                               93,235,313
                                                                                          -------------
REPURCHASE AGREEMENT...............................      4.2%
  Daiwa Securities America, Inc.
       5.89% (Agreement dated 10/31/95, to be
     repurchased at $37,274,097 on 11/01/95;
     collateralized by $32,915,000 U.S. Treasury
     Bonds, 7.50%, due 11/15/16. The market value
     of the collateral is $38,138,915.)
          (Cost $37,268,000)                                       11/01/95      37,268      37,268,000
                                                                                          -------------
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                                           PERCENTAGE
                                                                             OF NET
                                                                             ASSETS          VALUE
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES..........................................     99.7%
  (Cost $883,703,221)**                                                                  $ 889,153,542
                                                                                         -------------
OTHER ASSETS IN EXCESS OF LIABILITIES....................................      0.3%          2,384,655
                                                                                         -------------
Net Assets applicable to 89,713,434 Shares of Common Stock issued and
  outstanding............................................................    100.0%      $ 891,538,197
                                                                                         =============
Net Asset Value, offering and redemption price per share
  ($891,538,197 / 89,713,434)                                                                    $9.94
                                                                                                ======

------------------------------------------------------------------------------------------------------

 * The interest rates shown are the rates at October 31, 1995.

** Aggregate cost for Federal income tax purposes is $883,487,354. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $6,295,712; excess of tax cost over value ($629,524).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                     PERCENTAGE
                                                       OF NET                    PAR
                                                       ASSETS      MATURITY     (000)         VALUE
-------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES.............     69.0%
Collateralized Mortgage Obligations................     22.6%
  Federal Home Loan Mortgage Corporation
      5.50%                                                        12/15/13    $ 20,000   $  19,768,750
      5.50%                                                        04/15/20      12,869      12,518,708
  Merrill Lynch Trust 43 B
      9.00%                                                        03/27/07       1,532       1,540,378
  Pru-Home 1994-14 CL A-2
      6.40%                                                        04/25/09       8,514       8,490,119
                                                                                          -------------
          (Cost $42,183,434)                                                                 42,317,955
                                                                                          -------------
Pass Throughs......................................     46.4%
  Federal Home Loan Mortgage Corporation Gold......     31.3%
      6.50%, due 01/01/98 to 08/01/10                                            28,429      28,394,477
      7.50%, due 01/01/07 to 01/01/10                                            29,652      30,244,940
                                                                                          -------------
                                                                                             58,639,417
                                                                                          -------------
  Federal National Mortgage Association............     15.1%
      6.50%                                                        03/01/01      10,026      10,038,055
      6.50%                                                        01/01/02       6,226       6,234,246
      6.50%                                                        05/01/08      11,939      11,841,656
                                                                                          -------------
                                                                                             28,113,957
                                                                                          -------------
          (Cost $84,135,581)                                                                 86,753,374
                                                                                          -------------
     TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
          (Cost $126,319,015)                                                               129,071,329
                                                                                          -------------
U.S. TREASURY OBLIGATIONS..........................     27.1%
  U.S. Treasury Notes
      7.375%                                                       11/15/97      15,000      15,489,844
      6.875%                                                       03/31/00      10,000      10,412,500
      6.50%                                                        08/15/05      24,000      24,855,000
                                                                                          -------------
     TOTAL U.S. TREASURY OBLIGATIONS                                                         50,757,344
          (Cost $49,927,732)                                                              -------------
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                     PERCENTAGE
                                                       OF NET                    PAR
                                                       ASSETS      MATURITY     (000)         VALUE
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT...............................      3.6%
  Daiwa Securities America, Inc.
       5.89% (Agreement dated 10/31/95, to be
     repurchased at $6,710,098 on 11/01/95;
     collateralized by $5,925,000 U.S. Treasury
     Bonds, 7.50%, due 11/15/16. The market value
     of the collateral is $6,865,352.)
          (Cost $6,709,000)                                        11/01/95    $  6,709   $   6,709,000
                                                                                          -------------
TOTAL INVESTMENTS IN SECURITIES....................     99.7%
  (Cost $182,955,747)*                                                                    $ 186,537,673
                                                                                          -------------
OTHER ASSETS IN EXCESS OF LIABILITIES..............      0.3%                                   549,606
                                                                                          -------------
Net Assets applicable to 19,324,048 Shares of
  Common Stock issued and outstanding..............    100.0%                             $ 187,087,279
                                                                                          =============
Net Asset Value, offering and redemption
  price per share ($187,087,279 / 19,324,048)                                                     $9.68
                                                                                                 ======

------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) is as follows: excess of value over tax cost $3,850,139; excess of tax cost over value ($268,213).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 1995

--------------------------------------------------------------------------------

                                                      PERCENTAGE
                                                        OF NET                    PAR
                                                        ASSETS      MATURITY     (000)        VALUE
-------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES..............     79.4%
  Government National Mortgage Association
     Obligations
     10.50%, due 02/15/18 to 11/15/18                                           $  1,127   $  1,245,239
     10.00%, due 03/15/19                                                          1,550      1,692,038
      9.00%, due 11/15/04 to 10/15/21                                              7,447      7,824,140
      8.50%, due 06/15/24                                                          4,949      5,152,067
      7.50%, due 02/15/24                                                         16,016     16,236,596
      7.00%, due 08/15/23 to 09/15/24                                             17,370     17,261,035
                                                                                           ------------
          (Cost $46,867,805)                                                                 49,411,115
                                                                                           ------------
U.S. TREASURY OBLIGATION............................      8.6%
  U.S. Treasury Note
      6.875%
          (Cost $5,358,491)                                         08/15/25       5,000      5,365,625
                                                                                           ------------
AGENCY OBLIGATION...................................      9.6%
  Federal Home Loan Mortgage Corporation
      5.82%
          (Cost $6,000,000)                                         11/01/95       6,000      6,000,000
                                                                                           ------------
REPURCHASE AGREEMENT................................      2.4%
  Daiwa Securities America, Inc.
      5.89% (Agreement dated 10/31/95, to be
     repurchased at $1,481,242 on 11/01/95;
     collateralized by $1,150,000 U.S. Treasury
     Bonds, 8.75%, due 05/15/20. The market value of
     the collateral is $1,521,000.)
          (Cost $1,481,000)                                         11/01/95       1,481      1,481,000
                                                                                           ------------
TOTAL INVESTMENTS IN SECURITIES.....................    100.0%
  (Cost $59,707,296)*                                                                      $ 62,257,740
                                                                                           ------------
OTHER ASSETS IN EXCESS OF LIABILITIES...............                                                758
                                                                                           ------------
Net Assets applicable to 5,828,832 Shares of Common
  Stock issued and outstanding......................    100.0%                             $ 62,258,498
                                                                                           ============
Net Asset Value, offering and redemption price per
  share ($62,258,498 / 5,828,832)                                                                $10.68
                                                                                                =======

-------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is $59,699,193. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $2,560,657; excess of tax cost over value ($2,110).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

--------------------------------------------------------------------------------------------------------
                                                                                                 U.S.
                                                 SHORT U.S.     ADJUSTABLE     INTERMEDIATE   GOVERNMENT
                                      MONEY      GOVERNMENT    RATE MORTGAGE     MORTGAGE      MORTGAGE
                                      MARKET     SECURITIES        (ARM)        SECURITIES    SECURITIES
                                    PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest income..............  $2,346,917   $11,310,902    $57,200,909    $ 13,336,288   $4,800,817
                                    ----------   -----------    -----------    ------------   ----------
     Operating expenses:
       Investment advisory fee....      62,352       409,187      3,902,873         673,111      151,437
       Distribution fee...........      62,352       245,512      2,168,263         288,476       90,862
       Administration fee.........      12,578        49,639        262,936          58,231       18,556
       Custodian fee..............      10,497        38,057        185,045          42,447       32,333
       Directors' fees............       3,430        13,024         70,948          15,801        4,687
       Transfer agent fee.........       5,688        12,162         35,717           5,443        3,528
       Legal......................       2,573        10,002         48,482          12,593        3,677
       Audit......................       3,272        12,434         62,490          15,547        4,488
       Other......................         501        19,220         18,333          10,480       13,391
                                    ----------   -----------   ------------    ------------   ----------
                                       163,243       809,237      6,755,087       1,122,129      322,959
       Fee waivers................     (62,352)          -0-     (2,601,916)       (384,634)         -0-
                                    ----------   -----------   ------------    ------------   ----------
          Total operating
            expenses..............     100,891       809,237      4,153,171         737,495      322,959
                                    ----------   -----------   ------------    ------------   ----------
          Net investment income...   2,246,026    10,501,665     53,047,738      12,598,793    4,477,858
                                    ----------   -----------   ------------    ------------   ----------
REALIZED AND UNREALIZED GAINS
  (LOSSES) FROM INVESTMENT
  ACTIVITIES:
     Net realized loss............         -0-      (476,714)    (5,071,663)     (1,844,362)    (692,798)
     Net change in unrealized
       appreciation/depreciation
       of investments.............         -0-     3,838,561     17,505,230       8,398,746    3,311,968
                                    ----------   -----------   ------------    ------------   ----------
          Net gain on
            investments...........         -0-     3,361,847     12,433,567       6,554,384    2,619,170
                                    ----------   -----------   ------------    ------------   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......  $2,246,026   $13,863,512    $65,481,305    $ 19,153,177   $7,097,028
                                    ==========   ===========   ============    ============   ==========
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994

-----------------------------------------------------------------------------------------------------

                                                MONEY MARKET                SHORT U.S. GOVERNMENT
                                                  PORTFOLIO                  SECURITIES PORTFOLIO
                                        -------------------------------------------------------------
                                            1995            1994             1995           1994
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income............  $   2,246,026   $   2,002,573    $ 10,501,665   $  10,743,734
     Net gain (loss) on investments...            -0-          (2,394)      3,361,847      (9,008,217)
                                        -------------   -------------    ------------   -------------
       Net increase (decrease) in
          net assets resulting from
          operations..................      2,246,026       2,000,179      13,863,512       1,735,517
                                        -------------   -------------    ------------   -------------
  Dividends paid to stockholders:
     From net investment income.......     (2,243,632)     (2,002,573)    (10,501,665)    (10,743,734)
     From net realized capital
       gains..........................            -0-             -0-             -0-             -0-
                                        -------------   -------------    ------------   -------------
       Total dividends paid to
          stockholders................     (2,243,632)     (2,002,573)    (10,501,665)    (10,743,734)
                                        -------------   -------------    ------------   -------------
  Capital share transactions:
     Proceeds from sale of shares.....    389,839,779     785,801,344      31,763,091      64,361,378
     Shares issued to stockholders in
       reinvestment of dividends......      1,752,434       1,826,082       5,466,387       6,420,208
     Cost of shares repurchased.......   (437,694,716)   (812,579,510)    (52,987,943)   (117,739,139)
                                        -------------   -------------    ------------   -------------
       Increase (decrease) from
          capital share
          transactions................    (46,102,503)    (24,952,084)    (15,758,465)    (46,957,553)
                                        -------------   -------------    ------------   -------------
       Total increase (decrease) in
          net assets..................    (46,100,109)    (24,954,478)    (12,396,618)    (55,965,770)
Net Assets:
  Beginning of year...................     82,969,479     107,923,957     179,739,674     235,705,444
                                        -------------   -------------    ------------   -------------
  End of year.........................  $  36,869,370   $  82,969,479    $167,343,056   $ 179,739,674
                                        ==============  ==============   =============  ==============
-----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
           ADJUSTABLE RATE                         INTERMEDIATE                    U.S. GOVERNMENT
       MORTGAGE (ARM) PORTFOLIO                 MORTGAGE SECURITIES              MORTGAGE SECURITIES
                                                     PORTFOLIO                        PORTFOLIO
---------------------------------------------------------------------------------------------------------
         1995               1994               1995             1994            1995             1994
---------------------------------------------------------------------------------------------------------


    $   53,047,738     $    59,878,208     $ 12,598,793     $ 12,759,392     $ 4,477,858     $  5,020,990
        12,433,567         (33,645,502)       6,554,384      (15,729,199)      2,619,170       (6,523,547)
    --------------      --------------     ------------     ------------     -----------     ------------


        65,481,305          26,232,706       19,153,177       (2,969,807)      7,097,028       (1,502,557)
    --------------      --------------     ------------     ------------     -----------     ------------

       (53,047,738)        (59,878,208)     (12,598,793)     (12,759,392)     (4,477,858)      (5,020,990)

               -0-                 -0-              -0-              -0-             -0-         (954,935)
    --------------      --------------     ------------     ------------     -----------     ------------

       (53,047,738)        (59,878,208)     (12,598,793)     (12,759,392)     (4,477,858)      (5,975,925)
    --------------      --------------     ------------     ------------     -----------     ------------

       314,389,247         747,247,838        2,232,516       48,573,510       2,562,981       11,233,888

        26,963,939          35,979,127        7,468,823        7,390,876       1,875,444        2,557,748
      (508,162,846)     (1,275,978,551)     (42,595,593)     (44,839,567)     (5,411,804)     (38,694,066)
    --------------      --------------     ------------     ------------     -----------     ------------


      (166,809,660)       (492,751,586)     (32,894,254)      11,124,819        (973,379)     (24,902,430)
    --------------      --------------     ------------     ------------     -----------     ------------

      (154,376,093)       (526,397,088)     (26,339,870)      (4,604,380)      1,645,791      (32,380,912)

     1,045,914,290       1,572,311,378      213,427,149      218,031,529      60,612,707       92,993,619
    --------------      --------------     ------------     ------------     -----------     ------------
    $  891,538,197     $ 1,045,914,290     $187,087,279     $213,427,149     $62,258,498     $ 60,612,707
    ==============      ==============     ============     ============     ===========     ============
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

--------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                                      --------------------------------------------------------------
                                       1995         1994          1993          1992          1991
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year... $  1.00      $  1.00      $   1.00      $   1.00      $   1.00
                                      -------      -------      --------      --------      --------
Income from investment operations:
-------------------------------------
  Net investment income..............   .0547        .0346         .0277         .0358         .0595
  Net realized and unrealized gain
   (loss) on investments.............     -0-          -0-           -0-           -0-           -0-
                                      -------      -------      --------      --------      --------
       Total from investment
          operations.................   .0547        .0346         .0277         .0358         .0595
                                      -------      -------      --------      --------      --------
Less distributions:
--------------------
  Dividends paid to stockholders:
   From net investment income........  (.0547)      (.0346)       (.0277)       (.0358)       (.0595)
   From net realized gains...........     -0-          -0-           -0-           -0-           -0-
                                      -------      -------      --------      --------      --------
       Total distributions to
          stockholders...............  (.0547)      (.0346)       (.0277)       (.0358)       (.0595)
                                      -------      -------      --------      --------      --------
Net asset value, end of year......... $  1.00      $  1.00      $   1.00      $   1.00      $   1.00
                                      =======      =======      ========      ========      ========
Total return.........................   5.60%        3.51%         2.80%         3.64%         6.11%
Ratios/Supplemental data:
------------------------------
  Net assets, end of year (in
   000's)............................ $36,869      $82,969      $107,924      $110,090      $131,291
  Ratio of expenses to average net
   assets............................   0.24%(1)     0.40%(1)      0.40%         0.41%         0.45%
  Ratio of net investment income to
   average net assets................   5.40%        3.34%         2.77%         3.54%         5.83%

----------------------------------------------------------------------------------------------------

(1) Without fee waivers for the Money Market Portfolio for the years ended October 31, 1995 and 1994, the ratios of expenses to average net assets would have been .39% and .42%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

--------------------------------------------------------------------------------

                                                               YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------
                                                  1995       1994       1993       1992       1991
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year............  $  10.45   $  10.89   $  10.85   $  10.71   $  10.39
                                                --------   --------   --------   --------   --------
Income from investment operations:
------------------------------------------
  Net investment income.......................     .6746      .5396      .6155      .7652      .8308
  Net realized and unrealized gain (loss) on
   investments................................     .2300     (.4400)     .0400      .1400      .3200
                                                --------   --------   --------   --------   --------
       Total from investment operations.......     .9046      .0996      .6555      .9052     1.1508
                                                --------   --------   --------   --------   --------
Less distributions:
--------------------
  Dividends paid to stockholders:
     From net investment income...............    (.6746)    (.5396)    (.6155)    (.7652)    (.8308)
     From net realized gains..................       -0-        -0-        -0-        -0-        -0-
                                                --------   --------   --------   --------   --------
       Total distributions to stockholders....    (.6746)    (.5396)    (.6155)    (.7652)    (.8308)
                                                --------   --------   --------   --------   --------
Net asset value, end of year..................  $  10.68   $  10.45   $  10.89   $  10.85   $  10.71
                                                ========   ========   ========   ========   ========
Total return..................................     8.94%      0.95%      6.19%      8.72%     11.35%
Ratios/Supplemental data:
------------------------------
  Net assets, end of year (in 000's)..........  $167,343   $179,740   $235,705   $213,995   $309,791
  Ratio of expenses to average net assets.....     0.49%      0.47%      0.48%      0.50%      0.51%
  Ratio of net investment income to average
   net assets.................................     6.42%      5.04%      5.65%      7.15%      7.92%
  Portfolio turnover rate.....................      112%       195%       110%        43%        18%

----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------
                                           1995        1994         1993         1992       1991*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period.... $   9.78   $    10.02   $     9.98   $    10.01   $  10.00
                                         --------   ----------   ----------   ----------   --------
Income from investment operations:
----------------------------------
  Net investment income.................    .6035        .4396        .4267        .5235      .0783
  Net realized and unrealized gain
   (loss) on investments................    .1600       (.2400)       .0386       (.0295)     .0118
                                         --------   ----------   ----------   ----------   --------
     Total from investment operations...    .7635        .1996        .4653        .4940      .0901
                                         --------   ----------   ----------   ----------   --------
Less distributions:
-------------------
  Dividends paid to stockholders:
   From net investment income...........   (.6035)      (.4396)      (.4253)      (.5240)    (.0801)
   From net realized gains..............      -0-          -0-          -0-          -0-        -0-
                                         --------   ----------   ----------   ----------   --------
     Total distributions to
       stockholders.....................   (.6035)      (.4396)      (.4253)      (.5240)    (.0801)
                                         --------   ----------   ----------   ----------   --------
Net asset value, end of period.......... $   9.94   $     9.78   $    10.02   $     9.98   $  10.01
                                         ========   ==========   ==========   ==========   ========
Total return............................    8.02%        2.04%        4.76%        5.05%      7.73%(2)
Ratios/Supplemental data:
-------------------------
  Net assets, end of period (in
   000's)............................... $891,538   $1,045,914   $1,572,311   $1,189,309   $220,858
  Ratio of expenses to average net
   assets...............................    0.48%(1)     0.47%(1)     0.46%(1)     0.44%(1)   0.20%(1)(2)
  Ratio of net investment income to
   average net assets...................    6.12%        4.40%        4.34%        5.14%      6.47%(2)
  Portfolio turnover rate...............      68%          65%          30%          43%         0%

---------------------------------------------------------------------------------------------------

* Reflects operations for the period from September 18, 1991 (commencement of operations) through October 31, 1991.

(1) Without fee waivers for the Adjustable Rate Mortgage (ARM) Portfolio for the years ended October 31, 1995, 1994, 1993, and 1992 and the period ended October 31, 1991, the ratios of expenses to average net assets would have been .78%, .76%, .76%, .80%, and .79% (annualized), respectively.

(2) Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------
                                                 1995        1994        1993        1992        1991
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........   $   9.34    $  10.00    $   9.80    $   9.61    $   9.00
                                               --------    --------    --------    --------    --------
Income from investment operations:
----------------------------------
  Net investment income.....................      .6211       .5407       .5982       .7161       .8071
  Net realized and unrealized gain
   (loss) on investments....................      .3400      (.6600)      .1987       .1909       .6100
                                               --------    --------    --------    --------    --------
     Total from investment operations.......      .9611      (.1193)      .7969       .9070      1.4171
                                               --------    --------    --------    --------    --------
Less distributions:
-------------------
  Dividends paid to stockholders:
   From net investment income...............     (.6211)     (.5407)     (.5969)     (.7170)     (.8071)
   From net realized gains..................        -0-         -0-         -0-         -0-         -0-
                                               --------    --------    --------    --------    --------
     Total distributions to stockholders....     (.6211)     (.5407)     (.5969)     (.7170)     (.8071)
                                               --------    --------    --------    --------    --------
Net asset value, end of year................   $   9.68    $   9.34    $  10.00    $   9.80    $   9.61
                                               ========    ========    ========    ========    ========
Total return................................     10.63%      (1.18%)      8.33%       9.74%      16.41%
Ratios/Supplemental data:
-------------------------
  Net assets, end of year (in 000's)........   $187,087    $213,427    $218,032    $116,458    $ 59,298
  Ratio of expenses to average net assets...      0.38%(1)    0.39%(1)    0.37%(1)    0.43%(1)    0.63%
  Ratio of net investment income to average
   net assets...............................      6.55%       5.61%       5.94%       7.14%       8.71%
  Portfolio turnover rate...................       133%        358%        106%        226%         39%

-------------------------------------------------------------------------------------------------------

(1) Without fee waivers for the Intermediate Mortgage Securities Portfolio for the years ended October 31, 1995, 1994, 1993, and 1992, the ratios of expenses to average net assets would have been .58%, .59%, .57%, and .61%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                     -----------------------------------------------
                                                      1995      1994      1993      1992      1991
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................  $ 10.23   $ 11.28   $ 11.26   $ 11.29   $ 10.61
                                                     -------   -------   -------   -------   -------
Income from investment operations:
----------------------------------
  Net investment income............................    .7703     .7296     .8306     .8924     .9504
  Net realized and unrealized gain (loss) on
   investments.....................................    .4500    (.9300)    .0195    (.0297)    .6800
                                                     -------   -------   -------   -------   -------
     Total from investment operations..............   1.2203    (.2004)    .8501     .8627    1.6304
                                                     -------   -------   -------   -------   -------
Less distributions:
-------------------
  Dividends paid to stockholders:
   From net investment income......................   (.7703)   (.7296)   (.8301)   (.8927)   (.9504)
   From net realized gains.........................      -0-    (.1200)      -0-       -0-       -0-
                                                     -------   -------   -------   -------   -------
     Total distributions to stockholders...........   (.7703)   (.8496)   (.8301)   (.8927)   (.9504)
                                                     -------   -------   -------   -------   -------
Net asset value, end of year.......................  $ 10.68   $ 10.23   $ 11.28   $ 11.26   $ 11.29
                                                     =======   =======   =======   =======   =======
Total return.......................................   12.37%    (1.82%)    7.76%     7.91%    16.00%
Ratios/Supplemental data:
-------------------------
  Net assets, end of year (in 000's)...............  $62,258   $60,613   $92,994   $72,505   $82,849
  Ratio of expenses to average net assets..........    0.53%     0.51%     0.51%     0.53%     0.54%
  Ratio of net investment income to average net
   assets..........................................    7.39%     6.81%     7.32%     7.91%     8.75%
  Portfolio turnover rate..........................     177%      376%      187%       64%       43%

----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Asset Management Fund, Inc. (the "Fund") consists of five separate portfolios, the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio.

A. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. Significant accounting policies are as follows:

SECURITY VALUATION

  Money Market Portfolio:

  Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. The Fund seeks to maintain net asset value per share at $1.00.

  Short U.S. Government Securities Portfolio, Adjustable Rate Mortgage (ARM) Portfolio, Intermediate Mortgage Securities Portfolio, and U.S. Government Mortgage Securities Portfolio:

  Portfolio securities are valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service or at prices provided directly by market makers. Portfolio securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Directors and may include matrix pricing methods. Short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost.

REPURCHASE AGREEMENTS

  Eligible portfolio investments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the securities subject to the agreements at not less than the repurchase price. Repurchase agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian.

DIVIDENDS TO SHAREHOLDERS

  Dividends are declared daily and paid monthly. Dividends payable are recorded on the dividend record date.

FEDERAL TAXES

  No provision is made for Federal taxes as it is each Portfolio's intention to continue to qualify as a regulated investment company and to make the requisite distributions to the stockholders, which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

OTHER

  Investment transactions are accounted for on the trade date and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

B. Shay Assets Management Co. (Adviser), which is equally owned by two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc. (formerly SCBA Assets Management, Inc.), serves as the Fund's investment adviser. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund. The other half interest in the Adviser is held by ACB Assets Management, Inc., an indirect wholly-owned subsidiary of America's Community Bankers (ACB) (formerly Savings & Community Bankers of America).

  As compensation for the Advisor's services, the Fund pays an investment advisory fee monthly

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

based upon an annual percentage of the average daily net assets of each Portfolio as follows:

  The fee rate for the Money Market Portfolio is .15% of the first $500 million, .125% of the next $500 million, and .10% of such net assets in excess of $1 billion. The Adviser voluntarily waived 100% of its fee for the year ended October 31, 1995. The waiver amounted to $62,352.

  The fee rate for each of the Short U.S. Government Securities Portfolio and the U.S. Government Mortgage Securities Portfolio, computed separately, is .25% of the first $500 million, .175% of the next $500 million, .125% of the next $500 million, and .10% of such net assets in excess of $1.5 billion.

  The fee rate for the Adjustable Rate Mortgage (ARM) Portfolio is .45% of the first $3 billion, .35% of the next $2 billion, and .25% in excess of $5 billion. The Adviser voluntarily waived approximately 44% of its fee for the year ended October 31, 1995. The waiver amounted to $1,734,611.

  The fee rate for the Intermediate Mortgage Securities Portfolio is .35% of the first $500 million, .275% of the next $500 million, .20% of the next $500 million, and .10% of such net assets in excess of $1.5 billion. The Adviser voluntarily waived approximately 57% of its fee for the year ended October 31, 1995. The waiver amounted to $384,634.

  The Adviser has agreed to reduce or waive (but not below zero) its advisory fees charged to each Portfolio, except the Adjustable Rate Mortgage (ARM) Portfolio, to the extent that the daily ratio of operating expenses to average daily net assets of each Portfolio exceeds .75%.

  Shay Financial Services Co. (Sponsor), which is equally owned by two general partners, Shay Financial Services, Inc. and ACB Securities, Inc. (formerly SCBA Securities, Inc.), serves as the Fund's sponsor. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. The other half interest in the Sponsor is held by ACB Securities, Inc., an indirect wholly-owned subsidiary of ACB.

  As compensation for the Sponsor's distribution services, the Fund pays the Sponsor a distribution fee monthly based upon an annual percentage of the average daily net assets of each portfolio as follows:

  The fee rate for each of the Money Market Portfolio and Short U.S. Government Securities Portfolio is based upon an annual percentage of the combined average daily net assets of both portfolios and is as follows: .15% of the first $500 million, .125% of the next $500 million, .10% of the next $1 billion and .075% of such combined net assets in excess of $2 billion.

  The fee rate for the Adjustable Rate Mortgage (ARM) Portfolio is .25% of average daily net assets. The Sponsor voluntarily waived approximately 40% of its fee for the year ended October 31, 1995. The waiver amounted to $867,305.

  The fee rate for each of the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio, computed separately, is as follows: .15% of the first $500 million, .125% of the next $500 million, .10% of the next $500 million and .075% of such net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

C. The Fund is authorized to issue 6 billion shares of common stock, par value $.001 per share, of which 4 billion shares are of the Money Market Portfolio and 500 million shares are of each of the other four Portfolios.

Transactions in shares of the Fund for the years ended October 31, 1995 and 1994 were as follows:

----------------------------------------------------------------------------------------------------
                                                   MONEY MARKET              SHORT U.S. GOVERNMENT
                                                     PORTFOLIO                SECURITIES PORTFOLIO
                                            --------------------------------------------------------
                                                1995           1994            1995         1994
----------------------------------------------------------------------------------------------------
Sale of shares............................   389,839,779    785,801,344      2,982,085     5,977,808
Shares issued to stockholders in
  reinvestment of dividends...............     1,752,434      1,826,082        520,236       602,153
Shares repurchased........................  (437,694,716)  (812,579,510)    (5,044,075)  (11,018,078)
                                            ------------   ------------     ----------   -----------
Net decrease..............................   (46,102,503)   (24,952,084)    (1,541,754)   (4,438,117)
Shares outstanding:
  Beginning of year.......................    82,971,873    107,923,957     17,207,893    21,646,010
                                            ------------   ------------     ----------   -----------
  End of year.............................    36,869,370     82,971,873     15,666,139    17,207,893
                                            =============  =============    ==========   ============

----------------------------------------------------------------------------------------------------

                                             ADJUSTABLE RATE MORTGAGE        INTERMEDIATE MORTGAGE
                                                  (ARM) PORTFOLIO             SECURITIES PORTFOLIO
                                            --------------------------------------------------------
                                                1995           1994            1995         1994
----------------------------------------------------------------------------------------------------
Sale of shares............................    31,767,897     74,943,848        235,385     4,891,825
Shares issued to stockholders in
  reinvestment of dividends...............     2,735,804      3,629,741        789,781       767,850
Shares repurchased........................   (51,689,731)  (128,547,313)    (4,541,737)   (4,629,250)
                                            ------------   ------------     ----------   -----------
Net increase (decrease)...................   (17,186,030)   (49,973,724)    (3,516,571)    1,030,425
Shares outstanding:
  Beginning of year.......................   106,899,464    156,873,188     22,840,619    21,810,194
                                            ------------   ------------     ----------   -----------
  End of year.............................    89,713,434    106,899,464     19,324,048    22,840,619
                                            =============  =============    ==========   ============
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                U.S. GOVERNMENT
                                                                                   MORTGAGE
                                                                             SECURITIES PORTFOLIO
                                                                            -----------------------
                                                                              1995          1994
---------------------------------------------------------------------------------------------------
Sale of shares............................................................    243,512     1,027,504
Shares issued to stockholders in reinvestment of dividends................    180,463       237,833
Shares repurchased........................................................   (520,356)   (3,581,490)
                                                                            ---------    ----------
Net decrease..............................................................    (96,381)   (2,316,153)
Shares outstanding:
  Beginning of year.......................................................  5,925,213     8,241,366
                                                                            ---------    ----------
  End of year.............................................................  5,828,832     5,925,213
                                                                            =========    ==========

---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

D. At October 31, 1995, NET ASSETS consisted of the following:

---------------------------------------------------------------------------------------------------------
                                          SHORT U.S.                      INTERMEDIATE    U.S. GOVERNMENT
                                          GOVERNMENT    ADJUSTABLE RATE       MORTGAGE           MORTGAGE
                         MONEY MARKET     SECURITIES           MORTGAGE     SECURITIES         SECURITIES
                            PORTFOLIO      PORTFOLIO    (ARM) PORTFOLIO      PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------
Capital paid in........  $ 36,869,370   $181,861,100     $ 910,580,228    $202,103,985      $63,755,818
Accumulated net
  realized losses......           -0-    (17,930,495)      (24,492,352)    (18,598,632)      (4,047,764)
Undistributed net
  investment income....           -0-            -0-               -0-             -0-              -0-
Net unrealized
  appreciation of
  investments..........           -0-      3,412,451         5,450,321       3,581,926        2,550,444
                          -----------   ------------      ------------    ------------      -----------
                         $ 36,869,370   $167,343,056     $ 891,538,197    $187,087,279      $62,258,498
                          ===========   ============      ============    ============      ===========
---------------------------------------------------------------------------------------------------------

E. For tax purposes at October 31, 1995, the Short U.S. Government Securities Portfolio had a capital loss carryforward of $17,920,079, of which $87,032 expires in 1996, $8,161,004 expires in 1997, $4,590,496 expires in 1998,
$4,615,249 expires in 2002, and $466,298 expires in 2003. The Adjustable Rate Mortgage (ARM) Portfolio had a capital loss carryforward of $19,682,479, of which $1,067,764 expires in 2000, $5,932,937 expires in 2001, $8,006,883 expires in 2002, and $4,674,895 expires in 2003. The Intermediate Mortgage Securities Portfolio had a capital loss carryforward of $18,276,565, of which $2,703,680 expires in 1996, $2,760,938 expires in 1997, $1,415,174 expires in 1998,
$9,464,083 expires in 2002, and $1,932,690 expires in 2003. The U.S. Government Mortgage Securities Portfolio had a capital loss carryforward of $4,084,681, of which $3,353,457 expires in 2002 and $731,224 expires in 2003. All losses are available to offset future realized capital gains, if any.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

F. For the year ended October 31, 1995, purchases and proceeds from sales/maturities of securities, other than short-term investments, were as follows:

------------------------------------------------------------------------------------------------------
                                                           ADJUSTABLE                         U.S.
                                           SHORT U.S.         RATE        INTERMEDIATE     GOVERNMENT
                                           GOVERNMENT       MORTGAGE        MORTGAGE        MORTGAGE
                                           SECURITIES        (ARM)         SECURITIES      SECURITIES
                                           PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------
Purchases:
  U.S. Government obligations..........   $178,533,438    $475,194,933    $245,053,262    $ 99,627,807
  Other securities.....................            -0-     139,837,666             -0-             -0-
                                          ------------    ------------    ------------    ------------
     Total purchases...................   $178,533,438    $615,032,599    $245,053,262    $ 99,627,807
                                          =============   =============   =============   =============
Sales and maturities:
  U.S. Government obligations..........   $183,434,688    $392,647,936    $216,425,125    $102,628,337
  Other securities.....................            -0-     269,282,949      32,557,095             -0-
                                          ------------    ------------    ------------    ------------
     Total sales and maturities........   $183,434,688    $661,930,885    $248,982,220    $102,628,337
                                          =============   =============   =============   =============
-------------------------------------------------------------------------------------------------------

To the Shareholders and Directors
of Asset Management Fund, Inc.


We have audited the accompanying statements of net assets of Asset Management Fund, Inc. (comprising, respectively, the Money Market, Short U.S. Government Securities, Adjustable Rate Mortgage (ARM), Intermediate Mortgage Securities, and U.S. Government Mortgage Securities Portfolios) as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Asset Management Fund, Inc. as of October 31, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

/s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 29, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------
For general information about any of the Portfolios offered by Asset Management Fund, Inc., including fees and expenses, please send for a prospectus and read it carefully before you invest.

SHAY FINANCIAL SERVICES CO.
111 East Wacker Drive/Chicago, IL 60601
800-527-3713

9200 South Dadeland Boulevard/Miami, FL 33156
800-327-6190

725 Church Street/Lynchburg, VA 24505
800-955-7429

315 Post Road West/Westport, CT 06880
800-456-8232

5605 North MacArthur Blvd./Irving, TX 75038
800-442-9825

101 Bradford Road/Wexford, PA 15090
800-224-5177

580 California Street/San Francisco, CA 94104
800-227-5566

350 Springfield Avenue/Summit, NJ 07091
800-553-6159

--------------------------------------------------------------------------------
ACCOUNT INFORMATION
--------------------------------------------------------------------------------
To obtain performance data and place purchase orders, call toll free
800-527-3713.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SPONSOR
Shay Financial Services Co.
111 East Wacker Drive
Chicago, IL 60601

INVESTMENT ADVISER
Shay Assets Management Co.
111 East Wacker Drive
Chicago, IL 60601

ADMINISTRATOR AND TRANSFER AGENT
  AND SHAREHOLDER SERVICE AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
PNC Bank
17th & Chestnut Streets
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

DIRECTORS AND OFFICERS
Arthur G. De Russo
Director

Wendell L. Evans, Jr.
Director

David F. Holland
Director

Leon T. Kendall
Director and Chairman

Gerald J. Levy
Director

Rodger D. Shay
President and Director

Edward E. Sammons, Jr.
Vice President, Treasurer and Secretary

Doris J. Pavel
Assistant Secretary

                          ASSET MANAGEMENT FUND, INC.

                                     PART C

                               OTHER INFORMATION


          Note: Items 24-33 have been answered with respect to all Portfolios of the Fund.


Item 24.  Financial Statements and Exhibits.

          (a)   Financial Statements:

                (1)  Included in the Fund's Prospectuses:

                     Financial Highlights


                (2) The following information, contained in the Registrant's Annual Report for the year ended October 31, 1995 and filed as part of Post-Effective Amendment No. 26, is incorporated by reference into the Fund's Statements of Additional Information:


                     Statements of Net Assets
                     Statements of Operations
                     Statement of Changes in Net Assets
                     Financial Highlights
                     Notes to Financial Statements
                     Report of Independent Accountants

          All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

                (b)  Exhibits:


Exhibit
Number          Description
-------         -----------
 1.(a)          *  Articles of Amendment and Restatement of Articles of
                   Incorporation of Registrant dated November 9, 1982
                   (Previously filed with Pre-Effective Amendment No. 1 to
                   this Registration Statement on November 12, 1982)

   (b)          *  Articles Supplementary to Articles of Amendment and
                   Restatement of Articles of Incorporation of Registrant dated November 1, 1983 (Previously filed with
                   Post-Effective Amendment No. 5 on December 28, 1983)

   (c)          *  Form of Articles of Amendment of Articles of
                   Incorporation of Registrant (Previously filed with Post-Effective Amendment No. 4 on December 23, 1983)

   (d)          *  Articles Supplementary to Articles of Amendment and
                   Restatement of Articles of Incorporation of Registrant dated August 16, 1986 (Previously filed with
                   Post-Effective Amendment No. 9 on August 28, 1986)

   (e)          *  Articles of Amendment of Articles of Incorporation dated
                   May 4, 1989 (Previously filed with Post-Effective
                   Amendment No. 16 on January 9, 1990)

   (f)          *  Articles of Amendment of Articles of Incorporation
                   February 23, 1990 (Previously filed with Post-Effective
                   Amendment No. 17 on January 2, 1991)

   (g)          *  Articles Supplementary to Articles of Amendment and
                   Restatement of Articles of Incorporation of Registrant dated June 28, 1991 (Previously filed with Post-Effective
                   Amendment No. 18 on July 8, 1991)

Exhibit
Number                    Description
-------                   -----------
   (h)                   *  Form of Articles of Amendment of Articles of
                            Incorporation (Filed with Post-Effective
                            Amendment No. 25 on July 26, 1994)

   (i)                   *  Articles of Amendment of Articles of Incorporation
                            dated September 26, 1994

2. (a)                      Bylaws, as amended, of Registrant (Filed with
                            Pre-Effective Amendment  No. 1 on November 12, 1982)

   (b)                      Amendments to Bylaws, as amended, of Registrant (Filed
                            with Post-Effective Amendment No. 5 on December 28, 1983)

   (c)                      Amendments to Bylaws, as amended, of Registrant (Filed
                            with Post-Effective Amendment No. 8 on December 27, 1985)

   (d)                      Amendment to Bylaws, as amended, of Registrant (Filed
                            with Post-Effective Amendment No. 9 on August 28, 1986)

   (e)                      Amendment to Bylaws, as amended, of Registrant (Filed
                            with Post-Effective Amendment No. 14 on December 16,
                            1987)

   (f)                      Amendment to Bylaws, as amended, of Registrant (Filed
                            with Post-Effective Amendment No. 16 on January 9, 1990)

   (g)                   *  Bylaws as restated as of September 20, 1991 (Previously filed with Post-Effective Amendment No. 20 on
                            February 28, 1992)

   3.                       Not Applicable

   4.(a)                 *  Specimen certificate for the Short-Term Liquidity
                            Portfolio Shares of Registrant (Previously filed with
                            Post-Effective Amendment No. 23 to this Registration
                            Statement on February 28, 1994)


Exhibit
Number                    Description
-------                   -----------
   (b)          *  Specimen certificate for the Intermediate-Term Liquidity
                   Portfolio Shares of Registrant (Previously filed with
                   Post-Effective Amendment No. 23 to this Registration
                   Statement on February 28, 1994)

   (c)          *  Specimen certificate for the Mortgage Securities
                   Performance Portfolio Shares of Registrant (Previously filed with Post-Effective Amendment No. 23 to this Registration Statement on February 28, 1994)

   (d)          *  Specimen Certificate for the Intermediate Mortgage
                   Securities Portfolio Shares of Registrant (Previously filed with Post-Effective Amendment No. 23 to this Registration Statement on February 28, 1994)

   (e)          *  Specimen Certificate for the Adjustable Rate Mortgage
                   (ARM) Portfolio Shares of Registrant (Previously filed with Post-Effective Amendment No. 23 to this Registration
                   Statement on February 28, 1994)

 5.(a) Form of Investment Advisory Agreement between Registrant and USL Assets Management, Inc. with respect to the Short-Term Liquidity Portfolio and the Intermediate-Term
                   Liquidity Portfolio (Filed with Post-Effective Amendment
                   No. 7 to this Registration Statement on January 25, 1985)

   (b)             Form of letter supplement to the Investment Advisory
                   Agreement with respect to the Mortgage Securities
                   Performance Portfolio (Filed with Post-Effective
                   Amendment No. 7 on January 25, 1985)

   (c)             Form of letter supplement to the Investment Advisory
                   Agreement with respect to the Corporate Bond


Exhibit
Number         Description
-------        -----------
                Portfolio (Filed with Post-Effective Amendment No. 9 on
                August 28. 1986)

    (d)         Form of Investment Advisory Agreement between Registrant and
                USL Assets Management, Inc. with respect to the Short-Term
                Liquidity Portfolio, the Intermediate-Term Liquidity
                Portfolio, the Mortgage Securities Performance Portfolio and the Corporate Bond Portfolio (Filed with Post-Effective
                Amendment No. 16 on January 9, 1990)

    (e)      *  Investment Advisory Agreement, dated September 1, 1990, between
                Registrant and Shay Assets Management Co. with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity
                Portfolio, the Mortgage Securities Performance Portfolio and the Corporate Bond Portfolio (Previously filed with
                Post-Effective Amendment No. 17 on January 2, 1991)

    (f)      *  Form of Amendment to the Investment Advisory Agreement with respect to the Adjustable Rate Mortgage (ARM) Portfolio
                (Previously filed with Post-Effective Amendment No. 18 on July
                8, 1991)

    (g)      *  Amendment to the Investment Advisory Agreement, dated November
                30, 1992, with respect to the Adjustable Rate Mortgage (ARM)
                Portfolio (Previously filed with Post-Effective Amendment No.
                23 to this Registration Statement on February 28, 1994)

  6.            Not Applicable

  7.            Not Applicable

  8.(a)(1)      Form of Administration Agreement between Registrant and
                Provident Institutional Management Corporation (Filed with
                Pre-Effective Amendment No. 1 on November 12, 1982)



Exhibit
Number          Description
-------         -----------
    (2)       Form of Custodian Agreement between Registrant and Provident
              National Bank (Filed with Pre-Effective Amendment No. 1 on
              November 12, 1982)

    (3)       Form of Transfer Agency Agreement between Registrant and
              Provident Financial Processing Corporation (Filed with Pre-
              Effective Amendment No. 1 on November 12, 1982)

 (b)(1) Form of letter supplement to Administration Agreement with respect to the Mortgage Securities Performance Portfolio (Filed with Post-Effective Amendment No. 3 on November 4, 1983)

    (2) Form of letter supplement to Custodian Agreement with respect to the Mortgage Securities Performance Portfolio (Filed with
              Post-Effective Amendment No. 3 on November 4, 1983)

    (3) Form of letter of supplement to Transfer Agency Agreement with respect to the Mortgage Securities Performance Portfolio (Filed with Post-Effective Amendment No. 3 on November 4, 1983)

 (c) Amendment to Administration Agreement (Exhibit 8(a)(1)) and letter supplement thereto (Exhibit 8(b)(1)) (Filed with Post-Effective Amendment No. 8 on December 27, 1985)

 (d)          Amendment to Custodian Agreement (Filed with Post-Effective
              Amendment No. 9 on August 28, 1986)

 (e)(1) Form of letter supplement to Administration Agreement with respect to the Corporate Bond Portfolio, including Amendment to Administration Agreement with respect to the Short-Term Liquidity
              Portfolio, the Intermediate-Term Liquidity Portfolio, the
              Mortgage Securities Performance Portfolio and the Corporate Bond



Exhibit
Number        Description
-------       -----------
              Portfolio (Filed with Post-Effective Amendment No. 9 on August
              28, 1986)

      (2) Form of letter supplement to Custodiment, as amended, with respect to the Corporate Bond Portfolio (Filed with Post-
              Effective Amendment No. 9 on August 28, 1986)

      (3) Form of letter supplement to Transfer Agency Agreement with respect to the Corporate Bond Portfolio (Filed with Post-Effective Amendment No. 9 on August 28, 1986)

      (4)     Form of amendment to Custodian Agreement dated October 31,
              1990 (Filed with Post-Effective Amendment No. 17 on
              January 2, 1991)

   (f)(1) Form of Amendment to Administration Agreement with respect to the Adjustable Rate Mortgage (ARM) Portfolio (Filed
              With Post-Effective Amendment No. 18 on July 8, 1991)

      (2) Form of Amendment No. 1 to Custodian Agreement, as amended, with respect to the Adjustable Rate Mortgage (ARM) Portfolio
              (Filed with Post-Effective Amendment No. 18 on July 8, 1991)

      (3) Form of Amendment No. 2 to Custodian Agreement, as amended, with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage
              Securities Performance Portfolio, the Corporate Bond
              Portfolio and the Adjustable Rate Mortgage (ARM) Portfolio
              (Filed with Post-Effective Amendment No. 18 on July 8, 1991)

      (4) Form of Amendment No. 1 to Transfer Agency Agreement with respect to the Adjustable Rate Mortgage (ARM) Portfolio
              (Filed with Post-Effective Amendment No. 18 on July 8, 1991)



Exhibit
Number             Description
-------            -----------
   (g)(1)(i)    *  Restated Administration Agreement between Registrant and
                   Provident Financial Processing Corporation dated March 1,
                   1991 (Previously filed with Post-Effective Amendment No. 20 on February 28, 1992)

      (1)(ii)   *  Amendment No. 1 to Restated Administration Agreement dated
                   June 28, 1991

      (1)(iii)  *  Amendment No. 2 to Restated Administration Agreement dated
                   September 20, 1991

      (2)(i)    *  Restated Custodian Agreement between Registrant and
                   Provident National Bank dated March 1, 1991 (Previously
                   filed with Post-Effective Amendment No. 20 on February 28,
                   1992)

      (2)(ii)   *  Amendment No. 1 to Restated Custodian Agreement dated June
                   28, 1991

      (2)(iii)     Amendment No. 2 to Restated Custodian Agreement dated June
                   29, 1991

      (3)(i)    *  Restated Transfer Agency Agreement between Registrant and
                   Provident Financial Processing Corporation dated March 1,
                   1991 (Previously filed with Post-Effective Amendment No. 20 on February 28, 1992)

      (3)(ii)   *  Amendment No. 1 to Restated Transfer Agency Agreement dated
                   June 28, 1991

 9.                Not Applicable

10.(a)             Opinion and Consent of Sullivan & Cromwell with respect to
                   Corporate Bond Portfolio Shares (Filed with Post-Effective
                   Amendment No. 9 on August 28, 1986)

   (b)          *  Opinion and Consent of Vedder, Price, Kaufman & Kammholz
                   with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the



Exhibit
Number             Description
-------            -----------
                   Mortgage Securities Performance Portfolio and the Corporate
                   Bond Portfolio dated December 28, 1990 (Previously filed
                   with  Post-Effective Amendment No. 17 on  January 2, 1991)


   (c)          *  Opinion and Consent of Vedder, Price,
                   Kaufman & Kammholz with respect to the
                   Adjustable Rate Mortgage (ARM)
                   Portfolio dated July 2, 1991
                   (Previously filed with Post-Effective
                   Amendment No. 18 on July 8, 1991)


11.(a)          *  Consent of Vedder, Price, Kaufman & Kammholz
   (b)          *  Consent and Opinion of Vedder, Price, Kaufman & Kammholz
   (c)          *  Consent of Coopers & Lybrand L.L.P.

12.                Not Applicable


13.(a)          *  Form of Purchase Agreement between
                   Registrant and initial investors with
                   respect to the Short-Term Liquidity
                   Portfolio and the Intermediate-Term
                   Liquidity Portfolio (Previously
                   filed with Pre-Effective Amendment No.
                   1 on November 12, 1982)


   (b)          *  Form of Purchase Agreement between
                   Registrant and initial investors with
                   respect to the Mortgage Securities
                   Performance Portfolio dated
                   November 2, 1983 (Previously filed
                   with Post-Effective Amendment No. 3 on
                   November 4, 1983)


   (c)             Form of Purchase Agreement between
                   Registrant and initial investors with
                   respect to the Corporate Bond
                   Portfolio (Filed with Post-Effective
                   Amendment No. 9 on August 28, 1986)

14.                Not Applicable

15.(a)             Form of Plan and Agreement Pursuant to
                   Rule 12b-1 between Registrant and U.S.
                   League Securities, Inc. (formerly U.S.

  Exhibit
  Number                       Description
  -------                      -----------
                               League Investment Services, Inc.), as
                               amended (Filed with Post-Effective
                               Amendment No. 5 on December 28, 1983)

   (b)                         Form of letter supplement to Plan and
                               Agreement Pursuant to Rule 12b-1 with
                               respect to the Mortgage Securities
                               Performance Portfolio (Filed with
                               Post-Effective Amendment No. 3
                               on November 4, 1983)

   (c)                         Form of letter supplement to Plan and
                               Agreement Pursuant to Rule 12b-1 with
                               respect to the Corporate Bond
                               Portfolio (Filed with Post-Effective
                               Amendment No. 9 on August 28, 1986)

   (d)                         Amendment to Plan and Agreement
                               Pursuant to Rule 12b-1 and the letter
                               supplements thereto with respect to
                               the Mortgage Performance Portfolio and
                               Corporate Bond Portfolio (Filed with
                               Post-Effective Amendment No. 14 on
                               December 16, 1987)

   (e)                         Form of Plan and Agreement Pursuant to
                               Rule 12b-1 between Registrant and U.S.
                               League Securities, Inc.  (Filed with
                               Post-Effective Amendment No. 16 on
                               January 9, 1990)

   (f)                      *  Plan and Agreement Pursuant to Rule
                               12b-1, dated September 1, 1990,
                               between Registrant and Shay Financial
                               Services Co. dated September 1,
                               1990 (Previously filed with
                               Post-Effective Amendment No. 17 on
                               January 2, 1991)

   (g)                     *   Form of Amendment to Plan and
                               Agreement Pursuant to Rule 12b-1 with
                               respect to the Adjustable Rate
                               Mortgage (ARM) Portfolio (Filed with
                               Post-Effective Amendment No. 18 on
                               July 8, 1991)

   (h)                     *   Amendment to Plan and Agreement
                               Pursuant to Rule 12b-1 with respect to

 Exhibit
 Number                        Description
 -------                        -----------


                               the Adjustable Rate Mortgage (ARM)
                               Portfolio dated June 28, 1991




  16.                     *    Schedules for Calculation of Yield and
                               Total Return (Previously filed
                               with Post-Effective Amendment No. 15
                               on February 24, 1989)



  27.                     *    Financial Data Schedules



---------------



*Filed with this Post-Effective Amendment.



Item 25.        Persons Controlled by or under Common Control with
                Registrant.

                None.


Item 26.        Number of Holders of Securities.


                                                        Number of Record
                                                          Holder as of
                           Title of Class               January 31,1996
                           --------------               ----------------
         Money-Market Portfolio Shares..........               112
        Short U.S. Government Securities
          Portfolio Shares......................                84
        U.S. Government Mortgage Securities
          Portfolio Shares......................                30
        Intermediate Mortgage Securities
          Portfolio Shares......................                45
        Adjustable Rate Mortgage (ARM)
          Portfolio.............................               331




Item 27.        Indemnification.

                Section 6 of the Registrant's Articles of Incorporation
(as amended by the Articles of Amendment filed as Exhibit I(e)) provides that a director or officer of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof, is not permitted by law (including the Investment Company Act of 1940)as currently in effect or as the same may hereafter be amended.

              Article VII as of the Registrant's Bylaws (as amended by the Resolution filed as Exhibit 2(f)) provides that the Registrant shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer, employee or agent. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Registrant promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Registrant.

              Paragraph 6 of the Plan and Agreement Pursuant to Rule 12b-1 between the Registrant and Shay Financial Services Co. (filed as Exhibit 15(f)) provides for indemnification of Shay Financial Services Co. by the Registrant under certain circumstances.

              The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

              Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              The Registrant maintains an insurance policy which insures its directors and officers against certain civil liabilities.

Item 28.      Business and Other Connections of Investment Adviser.

              Incorporated herein by reference from the Statements of Additional Information relating to the Portfolios are the following: the description of the business of Shay Assets Management Co. (the "Adviser") contained in the section entitled "Investment Adviser and Administrator"; the information concerning the organization and general partners of Shay Financial Services Co. (the "Sponsor") contained in the section entitled "Sponsor" and the biographical information pertaining to Messrs. Shay and Sammons contained in the section entitled "Management of the Fund."


              Effective May 19, 1995, the Adviser was appointed the investment adviser to three registered investment companies: Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. In addition in late 1995, the Adviser was selected as the investment adviser to several savings banks located in New York on a non-discretionary basis. To service the foregoing funds and accounts, the Adviser established an office in New York City. In 1995, prior to these appointments, the Adviser was engaged in business only in connection with rendering services to the Fund.



              In 1994, the general partner of the Adviser, ACB Assets Management, Inc. ("ACBAM") changed its name to its present form from SCBA Assets Management, Inc., which in 1993 had changed its name from USL Assets Management, Inc. ACBAM has its principal place of business at 111 East Wacker Drive, Chicago, IL 60601. Brian Patrick Smith and James F. McKenna, affiliates of ACBAM, are members of the Managing Board of the Adviser and the Managing Board of the sponsor Mr. Smith is the President and a Director of Community Bankers Service Corp. and holds other executive positions with America's Community Bankers ("ACB"). Mr. McKenna is a member of the Board of Directors of ACB, Community Bankers Service corp. and other ACB affiliates.
His principal occupation is Chief Executive Officer of a federal savings bank, North Shore Bank, F.S.B. Community Bankers Service Corp. owns a majority of the outstanding shares of First Financial Trust Company ("Trust Company"), formerly Savings & Community Bankers Trust Company.



              Shay Assets Management, Inc. ("S.A.M."), the managing partner of the Adviser, is located at 111 E. Wacker Drive, Chicago, Illinois 60601 and at 9200 S. Dadeland Blvd. (Suite 812), Miami, FL 33156 and also has offices in New York City and Summit, New Jersey. In addition to the ownership interest of Rodger D. Shay, Arthur M. Berardelli, Barbara M. Quesep and Rodger D. Shay, Jr. are the other shareholders of S.A.M. Each such person is also a shareholder and a Vice President of Shay Financial Services, Inc. ("S.F.S.") and of Shay Government Securities, Inc. ("S.G.S."). Rodger D. Shay, Jr. is also a Senior Vice President of S.A.M. Roy R. Hingston and Robert T. Podraza are also Vice Presidents of S.A.M., S.F.S. and S.G.S.

              S.G.S. is the managing partner of Shay Government Securities Co. ("Shay Government"), a registered government securities dealer with its principal place of business at 5605 North MacArthur Blvd., Irving, Texas that is under common control with the Adviser and Sponsor by virtue of the substantially identical ownership of the general partners. Rodger D. Shay is President, Chief Executive Officer and a member of the Managing Board of Shay Government and the controlling shareholder of S.G.S. Edward E. Sammons, Jr. is Executive Vice President of Shay Government and a member of its Managing Board and is Executive Vice President of S.G.S.



              Rodger D. Shay is a shareholder of First Home Savings Bank, S.L.A., 48 West Main Street, Pennsville, New Jersey 08070 and has been a member of its Board of Directors since December 1990. Additionally, Mr. Shay indirectly owns 24 percent of the outstanding shares of the Trust Company by virtue of his status as controlling shareholder of Shay Investment Services, Inc.



Item 29.      Principal Underwriters.

              Not applicable.


Item 30.      Location of Accounts and Records.

              Books and other documents required to be maintained pursuant to Rule 31a-1(b)(4) and (b)(10) are in the physical possession of the Fund's Secretary, 111 East Wacker Drive, Chicago, Illinois 60601; accounts, books and other documents required by Rule 31a-1(b)(5) through (7) and (b)(11) and Rule 31a-1(f) are in the physical possession of Shay Assets Management Co., 111 East Wacker Drive, Chicago, Illinois 60601; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Provident Financial Processing Corporation, 103 Bellevue Parkway, Wilmington, Delaware 19809.

Item 31.      Management Services.

              Not applicable.

Item 32.      Undertakings.

       (a)    Not applicable.

       (b)    Not applicable.

       (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES




       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and the State of Illinois, on this 23rd day of February, 1996.


                                        ASSET MANAGEMENT FUND, INC.



                                        By: /s/ Rodger D. Shay
                                            -------------------
                                            Rodger D. Shay, President




       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 1996.





           NAME                             TITLE

/s/ Rodger D. Shay             President (principal executive
--------------------------       officer) and Director
Rodger D. Shay

/s/ Edward E. Sammons, Jr.     Vice President, Treasurer and
--------------------------       Secretary (principal
Edward E. Sammons, Jr.           financial and principal
                                 accounting officer)

/s/ Leon T. Kendall            Director and Chairman of the
--------------------------       Board
Leon T. Kendall

/s/ Arthur G. De Russo         Director
--------------------------
Arthur G. De Russo

/s/ Wendell L. Evans, Jr.      Director
--------------------------
Wendell L. Evans, Jr.

/s/ David F. Holland           Director
--------------------------
David F. Holland

/s/ Gerald J. Levy             Director
--------------------------
Gerald J. Levy


                                 Exhibit Index




<Capiton>

Exhibit           Description
-------           -----------
 1.(a)         *  Articles of Amendment and Restatement of Articles of
                  Incorporation of Registrant dated November 9, 1982
                  (Previously filed with Pre-Effective Amendment No. 1 to
                  this Registration Statement on November 12, 1982)

   (b)         *  Articles Supplementary to Articles of Amendment and
                  Restatement of Articles of Incorporation of Registrant dated November 1, 1983 (Previously filed with
                  Post-Effective Amendment No. 5 on December 28, 1983)

   (c)         *  Form of Articles of Amendment of Articles of Incorporation of
                  Registrant (Previously filed with Post-Effective Amendment
                  No. 4 on December 23, 1983)

   (d)         *  Articles Supplementary to Articles of Amendment and
                  Restatement of Articles of Incorporation of Registrant dated
                  August 16, 1986 (Previously filed with Post-Effective
                  Amendment No. 9 on August 28, 1986)

   (e)         *  Articles of Amendment of Articles of Incorporation dated
                  May 4, 1989 (Previously filed with Post-Effective Amendment
                  No. 16 on January 9, 1990)

   (f)         *  Articles of Amendment of Articles of Incorporation February
                  23, 1990 (Previously filed with Post-Effective Amendment No.
                  17 on January 2, 1991)

   (g)         *  Articles Supplementary to Articles of Amendment and
                  Restatement of Articles of Incorporation of Registrant dated
                  June 28, 1991 (Previously filed with Post-Effective
                  Amendment No. 18 on July 8, 1991)



Exhibit
Number                    Description
-------                   -----------
   (h)      *  Form of Articles of Amendment of Articles of
               Incorporation (Filed with Post-Effective Amendment No. 25
               on July 26, 1994)

   (i)      *  Articles of Amendment of Articles of Incorporation dated
               September 26, 1994


 2.(a)         Bylaws, as amended, of Registrant (Filed with Pre-Effective
               Amendment No. 1 on November 12, 1982)

   (b) Amendments to Bylaws, as amended, of Registrant (Filed with Post-Effective Amendment No. 5 on December 28, 1983)

   (c) Amendments to Bylaws, as amended, of Registrant (Filed with Post-Effective Amendment No. 8 on December 27, 1985)

   (d) Amendment to Bylaws, as amended, of Registrant (Filed with Post-Effective Amendment No. 9 on August 28, 1986)

   (e) Amendment to Bylaws, as amended, of Registrant (Filed with Post-Effective Amendment No. 14 on December 16, 1987)

   (f) Amendment to Bylaws, as amended, of Registrant (Filed with Post-Effective Amendment No. 16 on January 9, 1990)

   (g)      *  Bylaws as restated as of September 20, 1991 (Previously filed with Post-Effective Amendment No. 20 on February 28, 1992)

 3.            Not Applicable


 Exhibit
 Number                         Description
 -------                        -----------
   4. (a)                     * Specimen certificate for the Short-
                                Term Liquidity Portfolio Shares of
                                Registrant (Previously filed with
                                Post-Effective Amendment No. 23 to
                                this Registration Statement on
                                February 28, 1994)

      (b)                     * Specimen certificate for the
                                Intermediate-Term Liquidity
                                Portfolio Shares of Registrant
                                (Previously filed with
                                Post-Effective Amendment No. 23 to this
                                Registration Statement on
                                February 28, 1994)

      (c)                     * Specimen certificate for the
                                Mortgage Securities Performance
                                Portfolio Shares of Registrant
                                (Previously filed with Post-
                                Effective Amendment No. 23 to this
                                Registration Statement on
                                February 28, 1994)

      (d)                     * Specimen Certificate for the
                                Intermediate Mortgage Securities
                                Portfolio Shares of Registrant
                                (Previously filed with Post-
                                Effective Amendment No. 23 to this
                                Registration Statement on
                                February 28, 1994)

      (e)                     * Specimen Certificate for the
                                Adjustable Rate Mortgage (ARM)
                                Portfolio Shares of Registrant
                                (Previously filed with Post-
                                Effective Amendment No. 23 to this
                                Registration Statement on
                                February 28, 1994)

   5. (a)                       Form of Investment Advisory
                                Agreement between Registrant and USL
                                Assets Management, Inc. with respect
                                to the Short-Term Liquidity
                                Portfolio and the Intermediate-Term
                                Liquidity Portfolio (Filed with
                                Post-Effective Amendment No. 7 to
                                this Registration Statement on
                                January 25, 1985)



Exhibit
Number             Description
-------            -----------
   (b)         Form of letter supplement to the Investment Advisory Agreement with respect to the Mortgage Securities Performance Portfolio
               (Filed with Post-Effective Amendment No. 7 on January 25, 1985)

   (c) Form of letter supplement to the Investment Advisory Agreement with respect to the Corporate Bond Portfolio (Filed with Post-Effective Amendment No. 9 on August 28, 1986)

   (d)         Form of Investment Advisory Agreement between Registrant and
               USL Assets Management, Inc. with respect to the Short-Term
               Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage Securities Performance Portfolio and the Corporate
               Bond Portfolio (Filed with Post-Effective Amendment No. 16 on
               January 9, 1990)

   (e)      *  Investment Advisory Agreement, dated September 1, 1990, between
               Registrant and Shay Assets Management Co. with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity
               Portfolio, the Mortgage Securities Performance Portfolio and the
               Corporate Bond Portfolio (Previously filed with Post-Effective
               Amendment No. 17 on January 2, 1991)

   (f)      *  Form of Amendment to the Investment Advisory Agreement with respect to the Adjustable Rate Mortgage (ARM) Portfolio
               (Previously filed with Post-Effective Amendment No. 18 on July 8,
               1991)

   (g)      *  Amendment to the Investment Advisory Agreement, dated November
               November 30, 1992, with respect to the Adjustable Rate Mortgage
               (ARM) Portfolio (Previously filed with Post-Effective Amendment


Exhibit
Number         Description
-------        -----------
               No. 23 to this Registration Statement on February 28, 1994)

 6.            Not Applicable

 7.            Not Applicable

 8.(a)(1)      Form of Administration Agreement between Registrant and
               Provident Institutional Management Corporation (Filed with
               Pre-Effective Amendment No. 1 on November 12, 1982)

      (2)      Form of Custodian Agreement between Registrant and Provident
               National Bank (Filed with Pre-Effective Amendment No. 1 on
               November 12, 1982)

      (3)      Form of Transfer Agency Agreement between Registrant and
               Provident Financial Processing Corporation (Filed with
               Pre-Effective Amendment No. 1 on November 12, 1982)

   (b)(1) Form of letter supplement to Administration Agreement with respect to the Mortgage Securities Performance Portfolio (Filed with Post-Effective Amendment No. 3 on November 4, 1983)

      (2) Form of letter supplement to Custodian Agreement with respect to the Mortgage Securities Performance Portfolio (Filed with
               Post-Effective Amendment No. 3 on November 4, 1983)

      (3) Form of letter of supplement to Transfer Agency Agreement with respect to the Mortgage Securities Performance Portfolio (Filed with Post-Effective Amendment No. 3 on November 4, 1983)

   (c) Amendment to Administration Agreement (Exhibit 8(a)(1)) and letter supplement thereto (Exhibit 8(b)(1)) (Filed with Post-Effective


Exhibit
Number         Description
-------        -----------
               Amendment No. 8 on December 27, 1985)
    (d)        Amendment to Custodian Agreement (Filed with Post-Effective
               Amendment No. 9 on August 28, 1986)

    (e)(1) Form of letter supplement to Administration Agreement with respect to the Corporate Bond Portfolio, including Amendment to Administration Agreement with respect to the Short-Term
               Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage Securities Performance Portfolio and the Corporate
               Bond Portfolio (Filed with Post-Effective Amendment No. 9 on
               August 28, 1986)

       (2) Form of letter supplement to Custodian Agreement, as amended, with respect to the Corporate Bond Portfolio (Filed with Post-Effective Amendment No. 9 on August 28, 1986)

       (3) Form of letter supplement to Transfer Agency Agreement with respect to the Corporate Bond Portfolio (Filed with Post-Effective Amendment No. 9 on August 28, 1986)

       (4)     Form of amendment to Custodian Agreement dated October 31, 1990
               (Filed with Post-Effective Amendment No. 17 on January 2, 1991)

    (f)(1) Form of Amendment to Administration Agreement with respect to the Adjustable Rate Mortgage (ARM) Portfolio (Filed with
               Post-Effective Amendment No. 18 on July 8, 1991)

       (2) Form of Amendment No. 1 to Custodian Agreement, as amended, with respect to the Adjustable Rate Mortgage (ARM) Portfolio (Filed with Post-Effective Amendment No. 18 on July 8, 1991)



Exhibit
Number               Description
-------              -----------

    (3)              Form of Amendment No. 2 to Custodian Agreement, as amended,

                     with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage
                     Securities Performance Portfolio, the Corporate Bond
                     Portfolio and the Adjustable Rate Mortgage (ARM) Portfolio
                     Filed with Post-Effective Amendment No. 18 on July 8, 1991)

    (4)              Form of Amendment No. 1 to Transfer Agency Agreement with
                     respect to the Adjustable Rate Mortgage (ARM) Portfolio
                     (Filed with Post-Effective Amendment No. 18 on July 8,
                     1991)

 (g)(1)(i)        *  Restated Administration Agreement between Registrant and
                     Provident Financial Processing Corporation dated March 1,
                     1991 (Previously filed with Post-Effective Amendment No.
                     20 on February 28, 1992)

    (1)(ii)       *  Amendment No. 1 to Restated Administration Agreement dated
                     June 28, 1991

    (1)(iii)      *  Amendment No. 2 to Restated Administration Agreement dated
                     September 20, 1991

    (2)(i)        *  Restated Custodian Agreement between Registrant and
                     Provident National Bank dated March 1, 1991 (Previously
                     filed with Post-Effective Amendment No. 20 on February 28,
                     1992)

    (2)(ii)       *  Amendment No. 1 to Restated Custodian Agreement dated June
                     28, 1991

    (2)(iii)      *  Amendment No. 2 to Restated Custodian Agreement dated June
                     29, 1991

    (3)(i)        *  Restated Transfer Agency Agreement between Registrant and
                     Provident Financial Processing Corporation

Exhibit
Number                 Description
-------                -----------

                       dated March 1, 1991 (Previously filed with
                       Post-Effective Amendment No. 20 on February 28, 1992)

(3)(ii)             *  Amendment No. 1 to Restated Transfer Agency Agreement
                       dated June 28, 1991

 9.                    Not Applicable

10.(a) Opinion and Consent of Sullivan & Cromwell with respect to Corporate Bond Portfolio Shares (Filed with
                       Post-Effective Amendment No. 9 on August 28, 1986)

   (b)              *  Opinion and Consent of Vedder, Price, Kaufman & Kammholz
                       with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage
                       Securities Performance Portfolio and the Corporate Bond
                       Portfolio dated December 28, 1990 (Previously filed with
                       Post-Effective Amendment No. 17 on January 2, 1991)

   (c)              *  Opinion and Consent of Vedder, Price, Kaufman & Kammholz
                       with respect to the Adjustable Rate Mortgage (ARM)
                       Portfolio dated July 2, 1991 (Previously filed with
                       Post-Effective Amendment No. 18 on July 8, 1991)

11.(a)              *  Consent of Vedder, Price, Kaufman & Kammholz
   (b)              *  Consent and Opinion of Vedder, Price, Kaufman & Kammholz
   (c)              *  Consent of Coopers & Lybrand L.L.P.

12.                    Not Applicable

13.(a)              *  Form of Purchase Agreement between Registrant and
                       initial investors with respect to the Short-Term
                       Liquidity Portfolio and the Intermediate-Term Liquidity
                       Portfolio (Previously filed with Pre-Effective
                       Amendment No. 1 on November 12, 1982)



Exhibit
Number           Description
-------          -----------
   (b)        *  Form of Purchase Agreement between Registrant and initial investors with respect to the Mortgage Securities Performance
                 Portfolio dated November 2, 1983 (Previously filed with
                 Post-Effective Amendment No. 3 on November 4, 1983)

   (c) Form of Purchase Agreement between Registrant and initial investors with respect to the Corporate Bond Portfolio (Filed with Post-Effective Amendment No. 9 on August 28, 1986)

14.              Not Applicable

15.(a)           Form of Plan and Agreement Pursuant to Rule 12b-1 between
                 Registrant and U.S. League Securities, Inc. (formerly U.S.
                 League Investment Services, Inc.), as amended (Filed with
                 Post-Effective Amendment No. 5 on December 28, 1983)

   (b) Form of letter supplement to Plan and Agreement Pursuant to Rule 12b-1 with respect to the Mortgage Securities Performance
                 Portfolio (Filed with Post-Effective Amendment No. 3 on
                 November 4, 1983)

   (c) Form of letter supplement to Plan and Agreement Pursuant to Rule 12b-1 with respect to the Corporate Bond Portfolio (Filed with Post-Effective Amendment No. 9 on August 28, 1986)

   (d) Amendment to Plan and Agreement Pursuant to Rule 12b-1 and the letter supplements thereto with respect to the Mortgage
                 Performance Portfolio and Corporate Bond Portfolio (Filed with
                 Post-Effective Amendment No. 14 on December 16, 1987)

   (e)           Form of Plan and Agreement Pursuant to Rule 12b-1 between
                 Registrant and U.S. League Securities, Inc. (Filed

Exhibit
Number          Description
-------         -----------
                with Post-Effective Amendment No. 16 on January 9, 1990)

   (f)       *  Plan and Agreement Pursuant to Rule 12b-1, dated September 1,
                1990, between Registrant and Shay Financial Services Co.
                dated September 1, 1990 (Previously filed with Post-Effective
                Amendment No. 17 on January 2, 1991)

   (g)       *  Form of Amendment to Plan and Agreement Pursuant to Rule 12b-1
                with respect to the Adjustable Rate Mortgage (ARM) Portfolio
                (Filed with Post-Effective Amendment No. 18 on July 8, 1991)

   (h)       *  Amendment to Plan and Agreement Pursuant to Rule 12b-1 with respect to the Adjustable Rate Mortgage (ARM) Portfolio dated
                June 28, 1991

16.          *  Schedules for Calculation of Yield and Total Return (Previously
                filed with Post-Effective Amendment No. 15 on February 24, 1989)

27.          *  Financial Data Schedules
_______________




*Filed with this Post-Effective Amendment. All other Exhibits are incorporated by reference.